REGISTRATION STATEMENT NO.333-101815
                                                                       811-21267
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 3

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 3

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              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                               (Name of Depositor)

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                                  One Cityplace
                        HARTFORD, CONNECTICUT 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

|N/A| immediately upon filing pursuant to paragraph (b) of Rule 485.

|X|   on May 3, 2004 pursuant to paragraph (b) of Rule 485.

|N/A| __ days after filing pursuant to paragraph (a)(1) of Rule 485.

|N/A| on _________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

|N/A| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                      PIONEER ANNUISTAR ANNUITY PROSPECTUS:

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Money Market Portfolio                                            PIONEER VARIABLE CONTRACTS TRUST (continued)
AIM VARIABLE INSURANCE FUNDS, INC.                                   Pioneer Fund VCT Portfolio -- Class II Shares
   AIM V.I. Capital Appreciation Fund -- Series II                   Pioneer Growth Shares VCT Portfolio -- Class II Shares
   AIM V.I. Mid Cap Core Equity -- Series II                         Pioneer High Yield VCT Portfolio -- Class II Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 Pioneer International Value VCT Portfolio -- Class II
   Franklin Rising Dividends Securities Fund -- Class 2                Shares
     Shares                                                          Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
   Franklin Small Cap Fund -- Class 2 Shares                         Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Templeton Foreign Securities Fund -- Class 2 Shares                 Class II Shares
GREENWICH STREET SERIES FUND                                         Pioneer Papp America-Pacific Rim VCT Portfolio
Salomon Brothers Variable Aggressive Growth Fund                     Pioneer Papp Small & Mid Cap Growth VCT Portfolio --
   -- Class II Shares(1)                                                Class II Shares
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Oppenheimer Capital Appreciation Fund/VA                            Shares
    -- Service Shares                                                Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   Oppenheimer Global Securities Fund/VA-- Service                   Pioneer Small Company VCT Portfolio -- Class II Shares
     Shares                                                          Pioneer Strategic Income VCT Portfolio -- Class II Shares
PIONEER VARIABLE CONTRACTS TRUST                                     Pioneer Value VCT Portfolio -- Class II Shares
   Pioneer America Income VCT Portfolio -- Class II Shares        SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
   Pioneer Balanced VCT Portfolio -- Class II Shares                 Total Return Fund -- Class II
   Pioneer Emerging Markets VCT Portfolio -- Class II Shares
   Pioneer Equity Income VCT Portfolio -- Class II Shares
   Pioneer Europe VCT Portfolio -- Class II Shares

--------------
(1)     Formerly Salomon Brothers Variable Emerging Growth Fund -- Class II
        Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-866-291-2474 or access the SEC's website (http://www.sec.gov). See Appendix B for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 3, 2004

                                TABLE OF CONTENTS

Glossary...............................................   3         Variable Annuity..................................    39
Summary................................................   4         Fixed Annuity.....................................    40
Fee Table..............................................   8      Payment Options......................................    40
Condensed Financial Information........................  13         Election of Options...............................    40
The Annuity Contract...................................  13         Annuity Options...................................    40
   Contract Owner Inquiries............................  14         Variable Liquidity Benefit .......................    41
   Purchase Payments...................................  14      Miscellaneous Contract Provisions....................    41
   Accumulation Units..................................  14         Right to Return...................................    41
   The Variable Funding Options........................  14         Termination.......................................    41
   The Fixed Account...................................  18         Required Reports..................................    41
Charges and Deductions.................................  18         Suspension of Payments............................    42
   General.............................................  18      The Separate Accounts................................    42
   Withdrawal Charge...................................  19         Performance Information...........................    42
   Free Withdrawal Allowance...........................  20      Federal Tax Considerations...........................    43
   Administrative Charges..............................  20         General Taxation of Annuities.....................    43
   Mortality and Expense Risk Charge...................  20         Types of Contracts: Qualified and
   Enhanced Stepped-Up Provision Charge................  20           Non-qualified....................................   43
   Guaranteed Minimum Withdrawal Benefit                            Qualified Annuity Contracts.......................    43
    Charge.............................................  20           Taxation of Qualified Annuity Contracts.........    43
   Guaranteed Minimum Accumulation Benefit                            Mandatory Distributions for Qualified Plans.....    44
    Charge.............................................             Non-qualified Annuity Contracts...................    44
   Variable Liquidity Benefit Charge...................  21           Diversification Requirements for Variable
   Transfer Charge.....................................  21             Annuities.....................................    45
   Variable Funding Option Expenses....................  21           Ownership of the Investments....................    45
   Premium Tax.........................................  21           Taxation of Death Benefit Proceeds..............    45
   Changes in Taxes Based upon                                      Other Tax Considerations..........................    45
     Premium or Value..................................  21           Treatment of Charges for Optional Benefits          45
Transfers..............................................  21           Penalty Tax for Premature Distributions.........    45
   Dollar Cost Averaging...............................  22           Puerto Rico Tax Considerations..................    45
Access to Your Money...................................  23           Non-Resident Aliens.............................
   Systematic Withdrawals..............................  24      Other Information....................................    46
   Managed Distribution Program........................  24         The Insurance Companies...........................    46
   Loans...............................................  24         Financial Statements..............................    46
Ownership Provisions...................................  24         Distribution of Variable Annuity Contracts........    46
   Types of Ownership..................................  24         Conformity with State and Federal Laws............    47
     Contract Owner....................................  24         Voting Rights.....................................    48
     Beneficiary.......................................  25         Restrictions on Financial Transactions............    48
     Annuitant.........................................  25         Legal Proceedings and Opinions....................    48
Death Benefit..........................................  25      Appendix A: Condensed Financial Information
   Death Proceeds before the Maturity Date.............  25         for Travelers Insurance Company: Separate
   Enhanced Stepped-Up Provision.......................  27           Account Thirteen................................   A-1
   Payment of Proceeds.................................  28      Appendix B: Condensed Financial Information
   Spousal Contract Continuance........................  30         for Travelers Life and Annuity Company:
   Beneficiary Contract Continuance....................  30           Separate Account Fourteen.......................   B-1
   Planned Death Benefit...............................  30      Appendix C: The Fixed Account........................   C-1
   Death Proceeds after the Maturity Date..............  31      Appendix D: Waiver of Withdrawal Charge
 Living Benefits.......................................  31         for Nursing Home Confinement......................   D-1
   Guaranteed Minimum Withdrawal Benefit...............  31      Appendix E: Contents of the Statement of
   Guaranteed Minimum Accumulation Benefit.............  33         Additional Information............................   E-1
The Annuity Period.....................................  39
   Maturity Date.......................................  39
   Allocation of Annuity...............................  39

                                    GLOSSARY
ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS - a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                            PIONEER ANNUISTAR ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your

Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

     o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

     o GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you either 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full. We reserve the right not to include additional Purchase Payments in the calculation of the amount that we guarantee to return.

     o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE........................................  6%(1)
      (as a percentage of the Purchase Payments withdrawn)

      TRANSFER CHARGE..........................................  $10(2)
      (assessed on transfers that exceed 12 per year)

      VARIABLE LIQUIDITY BENEFIT CHARGE........................  6%(3)
      (As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE....................  $30(4)

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(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

      YEARS SINCE PURCHASE PAYMENT MADE               WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  Greater than or Equal to     But less than
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

(2)  We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

     YEARS SINCE INITIAL PURCHASE PAYMENT             WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  Greater than or Equal to     But less than
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M & E") of 1.40% and an administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, and a maximum charge of 1.00% for GMWB, each an optional feature. Below is a summary of all of the maximum charges that may apply, depending on the death benefit and optional features you select:

                                                                       STANDARD DEATH BENEFIT     ENHANCED DEATH BENEFIT
                                                                      -------------------------   -----------------------
Mortality and Expense Risk Charge.................................             1.40%                      1.60%
Administrative Expense Charge.....................................             0.15%                      0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES
SELECTED..........................................................             1.55%                      1.75%
Optional E.S.P. Charge............................................             0.20%                      0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY SELECTED...             1.75%                      1.95%
Optional GMAB Charge..............................................             0.50%                      0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY SELECTED.....             2.05%                      2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB
SELECTED(5).......................................................             2.25%                      2.45%
Maximum Optional GMWB Charge......................................             1.00%(6)                   1.00%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB ONLY SELECTED.....             2.55%                      2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
SELECTED..........................................................             2.75%                      2.95%

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(5)  GMAB and GMWB cannot both be elected.

(6)  The current charge for GMWB is 0.40%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2003 (UNLESS OTHERWISE INDICATED)

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.42%                         10.93%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE      NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL       WAIVER            ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
----------------                ----------     ------------   --------   ------------   ---------------      ---------
Money Market Portfolio.......      0.32%           --           0.10%        0.42%            --              0.42%(1)
AIM VARIABLE INSURANCE
FUNDS, INC.
   AIM V.I. Capital
     Appreciation Fund --
     Series II*..............      0.61%          0.25%         0.24%        1.10%            --              1.10%
   AIM V.I. Mid Cap Core
     Equity-- Series II*.....      0.73%          0.25%         0.34%        1.32%            --              1.32%(2)
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Rising Dividends
     Securities Fund -- Class
     2 Shares*...............      0.74%          0.25%         0.03%        1.02%           0.01%            1.01%(3)
   Franklin Small Cap Fund--
     Class 2 Shares*.........      0.51%          0.25%         0.29%        1.05%           0.04%            1.01%(4)
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*...............      0.69%          0.25%         0.22%        1.16%           0.04%            1.12%(5)
GREENWICH STREET SERIES FUND
   Salomon Brothers Variable
     Aggressive Growth Fund
    -- Class II Shares*......      0.95%          0.25%         0.44%        1.64%            --              1.64%
OPPENHEIMER VARIABLE ACCOUNT
   FUNDS
   Oppenheimer Capital
     Appreciation Fund/VA --
     Service Shares*.........      0.65%          0.25%         0.04%        0.94%            --              0.94%
   Oppenheimer Global
     Securities Fund/VA --
     Service Shares*.........      0.63%          0.25%         0.05%        0.93%            --              0.93%
PIONEER VARIABLE CONTRACTS
   TRUST
   Pioneer America Income
     VCT Portfolio -- Class
     II Shares*..............      0.55%          0.25%         0.21%        1.01%            --              1.01%
   Pioneer Balanced VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.21%        1.11%            --              1.11%
   Pioneer Emerging Markets
     VCT Portfolio -- Class
     II Shares*..............      1.15%          0.25%         1.25%        2.65%           0.66%            1.99%(6)
   Pioneer Equity Income VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.12%        1.02%            --              1.02%
   Pioneer Europe VCT
     Portfolio - Class II
     Shares*.................      1.00%          0.25%         1.50%        2.75%           0.96%            1.79%(6)
   Pioneer Fund VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.10%        1.00%            --              1.00%
   Pioneer Growth Shares VCT
     Portfolio -- Class II
     Shares*.................      0.70%          0.25%         0.49%        1.44%            --              1.44%
   Pioneer High Yield VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.19%        1.09%            --              1.09%

                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE      NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL       WAIVER            ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
----------------                ----------     ------------   --------   ------------   ---------------      ---------
   Pioneer International           1.00%          0.25%         0.77%        2.02%            --              2.02%(7)
     Value VCT Portfolio--
     Class II Shares*........
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.10%        1.00%            --              1.00%
   Pioneer Oak Ridge Large
     Cap Growth VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp
     America-Pacific Rim VCT
     Portfolio*-- Class II
     Shares*.................      0.75%          0.25%         4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp Small & Mid
     Cap Growth VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         5.23%        6.23%           5.23%            1.00%(9)
   Pioneer Real Estate
     Shares VCT Portfolio --
     Class II Shares*........      0.80%          0.25%         0.23%        1.28%            --              1.28%
   Pioneer Small Cap Value
     VCT Portfolio -- Class
     II Shares*..............      0.75%          0.25%         1.65%        2.65%           1.07%            1.58%(6)
   Pioneer Small Company VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         1.67%        2.67%           1.15%            1.52%(6)
   Pioneer Strategic Income
     VCT Portfolio -- Class
     II Shares*..............      0.65%          0.25%         0.59%        1.49%            --              1.49%(6)
   Pioneer Value VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         9.93%       10.93%           9.43%            1.50%(10)
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   Total Return Fund -- Class
     II*.....................      0.80%          0.25%         0.20%        1.25%            --              1.25%

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Fund has a voluntary waiver of 0.40%. "Other Expenses" include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.

(3) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(4) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(5) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(6) The expenses in the table above reflect the contractual expense limitation in effect through May1, 2005 under which Pioneer has agreed not to impose all or a portion of it's management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% (Pioneer Emerging Markets Portfolio), 1.50% (Pioneer Europe VCT Portfolio), and 1.25% (Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio, and Pioneer Strategic Income VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(7)  Estimated for the portfolio's current fiscal year.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(9) "Other Expenses" are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(10) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class II shares.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).

                                                                                      IF CONTRACT IS NOT SURRENDERED OR
                                               IF CONTRACT IS SURRENDERED AT THE       ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN                           SHOWN
                                              -------------------------------------  -------------------------------------
FUNDING OPTION                                1 YEAR   3 YEARS  5 YEARS   10 YEARS   1 YEAR   3 YEARS  5 YEARS   10 YEARS
-----------------                             -------  -------- --------  ---------  -------  -------- --------  ---------
Underlying Fund with Minimum Total Annual        941      1541     2163       3672      341      1041     1763       3672
Operating Expenses.........................
Underlying Fund with Maximum Total Annual
Operating Expenses.........................     1928      4140     5958       9046     1328      3640     5558       9046

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the current charge applies).

                                                                                      IF CONTRACT IS NOT SURRENDERED OR
                                               IF CONTRACT IS SURRENDERED AT THE       ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN                           SHOWN
                                              -------------------------------------  -------------------------------------
FUNDING OPTION                                1 YEAR   3 YEARS  5 YEARS   10 YEARS   1 YEAR   3 YEARS  5 YEARS   10 YEARS
-----------------                             -------  -------- --------  ---------  -------  -------- --------  ---------
Underlying Fund with Minimum Total Annual        882      1364     1872       3115      282       864     1472       3115
Operating Expenses.........................
Underlying Fund with Maximum Total Annual
Operating Expenses.........................     1874      4015     5799       8900     1274      3515     5399       8900


EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

                                           IF CONTRACT IS SURRENDERED AT THE        IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN             ANNUITIZED AT THE END OF PERIOD SHOWN
                                         --------------------------------------- ----------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS 10 YEARS   1 YEAR     3 YEARS   5 YEARS   10 YEARS
                                         --------  ---------  ------------------ --------   --------  --------  ---------
Underlying Fund with Maximum Total           892       1394      1921      3210      292        894      1521       3210
Annual Operating Expenses.............
Underlying Fund with Minimum Total
Annual Operating Expenses.............      1883       4036      5826      8926     1283       3536      5426       8926



                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Pioneer Annuistar Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                        MAXIMUM AGE BASED ON THE OLDER OF THE
DEATH BENEFIT/OPTIONAL FEATURE          OWNER AND ANNUITANT ON THE CONTRACT DATE
--------------------------------------  ----------------------------------------
Standard Death Benefit                  85
Enhanced Death Benefit                  75
Enhanced Stepped-Up Provision (E.S.P)   75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-703-0527.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
Money Market Portfolio                    Seeks high current return with              Travelers Asset Management
                                          preservation of capital and liquidity.      International Company LLC ("TAMIC")
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Capital Appreciation Fund     Seeks growth of capital. The Fund           A I M Advisers, Inc.
    -- Series II                          normally invests in common stocks of
                                          companies that may benefit from new or
                                          innovative products, services or
                                          processes and those that have
                                          above-average long-term earnings
                                          growth.

   AIM V.I. Mid Cap Core Equity--         Seeks long-term growth of capital. The      A I M Advisers, Inc.
     Series II                            Fund normally invests in equity
                                          securities, including convertible
                                          securities, of mid-cap companies.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Rising Dividends              Seeks long-term capital appreciation.       Franklin Advisory Services, LLC
     Securities Fund-- Class 2 Shares     Preservation of capital is an important
                                          secondary consideration. The Fund
                                          normally invests in investments of
                                          companies that have paid rising
                                          dividends.

   Franklin Small Cap Fund-- Class 2      Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Shares                               Fund normally invests in small
                                          capitalization companies.

   Templeton Foreign Securities Fund      Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
    -- Class 2 Shares                     Fund normally invests in investments,
                                          primarily equity securities, of issuers
                                          located outside of the U.S., including
                                          those in emerging markets.
GREENWICH STREET SERIES FUND
   Salomon Brothers Variable              Seeks capital appreciation. The Fund        Salomon Brothers Asset Management
     Aggressive Growth Fund-- Class       normally invests in common stocks of        ("SBAM")
     II Shares                            companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500. The Fund may invest in
                                          the securities of large, well-known
                                          companies, but a significant portion
                                          of Fund assets may also be invested in
                                          small to medium sized companies.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Capital Appreciation       Seeks capital appreciation. The Fund        OppenheimerFunds, Inc.
     Fund/VA-- Service Shares             normally invests in the common stocks
                                          of growth companies that may be new
                                          companies or well-established companies.

   Oppenheimer Global Securities          Seeks long-term capital appreciation.       OppenheimerFunds, Inc.
     Fund/VA-- Service Shares             The Fund normally invests in common
                                          stocks of foreign issuers,
                                          "growth-type" companies, cyclical
                                          industries and special situations that
                                          are considered to have appreciation
                                          possibilities.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT             Seeks as high a level of current income     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          as is consistent with preservation of
                                          capital. The Fund normally invests
                                          exclusively in U.S. Government
                                          securities and repurchase agreements
                                          and "when issued" commitments with
                                          respect to these securities.

   Pioneer Balanced VCT Portfolio--       Seeks capital growth and current            Pioneer Investment Management, Inc.
     Class II Shares                      income. The Fund normally invests in a      Subadviser: Prudential Investment
                                          diversified portfolio of equity             Management, Inc.
                                          securities and bonds and it is actively
                                          managed based on quantitative analysis
                                          and techniques.

   Pioneer Emerging Markets VCT           Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          Fund normally invests in the securities
                                          of emerging market corporate and
                                          government issuers, with an emphasis on
                                          equities.

   Pioneer Equity Income VCT              Seeks current income and long-term          Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          growth of capital. The Fund normally
                                          invests in income producing equity
                                          securities of U.S. issuers.

   Pioneer Europe VCT Portfolio--         Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Class II Shares                      Fund normally invests in equity
                                          securities of European issuers.

   Pioneer Fund VCT Portfolio-- Class     Seeks reasonable income and capital         Pioneer Investment Management, Inc
     II Shares                            growth. The Fund normally invests in
                                          equity securities believed to be
                                          selling at reasonable prices or
                                          discounts to their underlying values.

   Pioneer Growth Shares VCT              Seeks appreciation of capital. The Fund     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          normally invests in equity securities
                                          believed to have above average
                                          potential for earnings and revenue
                                          growth.

   Pioneer High Yield VCT Portfolio--     Seeks to maximize total return through      Pioneer Investment Management, Inc.
     Class II Shares                      a combination of income and capital
                                          appreciation. The Fund normally
                                          invests in below investment grade debt
                                          securities and preferred stocks.

   Pioneer International Value VCT        Seeks long-term capital growth. The         Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          Fund normally invests in equity
                                          securities of non-U.S. issuers located
                                          in both developed and emerging markets.

   Pioneer Mid Cap Value VCT              Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          normally invests in the equity
                                          securities of mid-size companies.

   Pioneer Oak Ridge Large Cap Growth     Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     VCT Portfolio-- Class II Shares      normally invests in equity securities       Subadviser: Oak Ridge Investments,
                                          of large capitalization U.S. companies      LLC
                                          and seeks to invest in issuers with
                                          above average potential for earnings
                                          growth.

   Pioneer Papp America-Pacific Rim       Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     VCT Portfolio-- Class II Shares      Fund normally invests in equity             Subadviser: L. Roy Papp &
                                          securities of issuers that have             Associates, LLP
                                          substantial sales to, or receive
                                          signficant income from, countries
                                          within the Pacific Rim, and seeks to
                                          invest in issuers with above average
                                          potential for earnings growth.

   Pioneer Papp Small & Mid Cap           Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     Growth VCT Portfolio-- Class II      Fund normally invests in equity             Subadviser: L. Roy Papp &
     Shares                               securities of small and                     Associates, LLP
                                          mid-capitalization issuers and seeks
                                          to invest in issuers with above
                                          average potential for earnings growth.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   Pioneer Real Estate Shares VCT         Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          Secondarily seeks income. The Fund
                                          normally invests in equity securities
                                          of real estate investment trusts and
                                          other real estate industry issuers.

   Pioneer Small Cap Value VCT            Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          invests in equity securities of small
                                          companies believed to be selling at
                                          substantial discounts to their
                                          underlying values.

   Pioneer Small Company VCT              Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          invests in equity securities of small
                                          companies.

   Pioneer Strategic Income VCT           Seeks a high level of current income.       Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          The Fund normally invests in debt
                                          securities from a broad range of
                                          issuers and segments of the debt
                                          securities market.

   Pioneer Value VCT Portfolio--          Seeks reasonable income and capital         Pioneer Investment Management, Inc.
     Class II Shares                      growth. The Fund normally invests in a
                                          broad list of carefully selected,
                                          reasonably priced equity securites of
                                          U.S. issuers.

SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   Total Return Fund-- Class II           Seeks above average income (compared to     SBAM
                                          a portfolio invested entirely in equity
                                          securities). Secondarily seeks growth
                                          of capital and income. The Fund
                                          normally invests in a broad range of
                                          equity and fixed-income securities of
                                          U.S. and foreign issuers.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix A for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     o the ability for you to make withdrawals and surrenders under the Contracts

     o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     o administration of the annuity options available under the Contracts, and

     o    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     o sales and marketing expenses including commission payments to your sales agent, and

     o    other costs of doing business

Risks we assume include:

     o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     o that the amount of the death benefit will be greater than the Contract Value, and

     o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

       YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
 -----------------------------------------------  ------------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
 --------------------------- -------------------
          0 years                 2 years                      6%
          2 years                 4 years                      5%
          4 years                 5 years                      4%
          5 years                 6 years                      3%
          6 years                 7 years                      2%
         7 + years                                             0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     o    if a lifetime annuity payout has begun

     o if you elect Annuity Payments for a fixed period of at least five year's duration, or

     o    under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product, and is equal to 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

       YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
 -----------------------------------------------  ------------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
 --------------------------- -------------------
          0 years                 2 years                      6%
          2 years                 4 years                      5%
          4 years                 5 years                      4%
          5 years                 6 years                      3%
          6 years                 7 years                      2%
         7 + years                                             0%

Please refer to Payment Options for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the

Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase PAYMENTS.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     o    the death benefit will not be payable upon the Annuitant's death;

     o    the Contingent Annuitant becomes the Annuitant; and

     o    all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value

     (2)  your Adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT
----------------------------------------   -------------------------------------
If the Annuitant dies before age 80, the      o   the Contract Value;
death benefit will be the greatest of:
                                              o   your Adjusted Purchase Payment
                                                  (see below)*;

                                              o   the Step-Up Value, if any, as
                                                  described below or

                                              o   the Roll-Up Death Benefit
                                                  Value (as described below)
----------------------------------------   -------------------------------------
----------------------------------------   -------------------------------------
If the Annuitant dies on or after age         o   the Contract Value;
80, the death benefit will be the
greatest of:                                  o   your Adjusted Purchase Payment
                                                  (see below)* or

                                              o   the Step-Up Value, if any, as
                                                  described below or

                                              o   the Roll-Up Death Benefit
                                                  Value (as described below) on
                                                  the Annuitant's 80th birthday,
                                                  plus any additional Purchase
                                                  Payments and minus any partial
                                                  surrender reductions (as
                                                  described below) that occur
                                                  after the Annuitant's 80th
                                                  birthday
----------------------------------------   -------------------------------------

* If you have elected the GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b)   is any Purchase Payment made during the previous Contract Year

     c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b) is any Purchase Payment made since the previous Contract Date anniversary

     c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

THE RIDER EFFECTIVE DATE is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.


                             NON-QUALIFIED CONTRACTS

-----------------------------------  -------------------------  ------------------------------------  -------------------
                                                                                                          MANDATORY
    BEFORE THE MATURITY DATE,            THE COMPANY WILL                                               PAYOUT RULES
      UPON THE DEATH OF THE            PAY THE PROCEEDS TO:     UNLESS. . .                                 APPLY*
-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
OWNER (WHO IS NOT THE ANNUITANT)     The beneficiary(ies),      Unless, the beneficiary elects to     Yes
(WITH NO JOINT OWNER)                or if none, to the         continue the Contract rather than
                                     CONTRACT OWNER'S estate.   receive the distribution.

-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
OWNER (WHO IS THE ANNUITANT)         The beneficiary(ies),      Unless, the beneficiary elects to     Yes
(WITH NO JOINT OWNER)                or if none, to the         continue the Contract rather than
                                     CONTRACT OWNER'S estate.   receive the distribution.

-----------------------------------  -------------------------  ------------------------------------  -------------------
NON-SPOUSAL JOINT OWNER (WHO IS      The surviving joint                                              Yes
NOT THE ANNUITANT)                   owner.

-----------------------------------  -------------------------  ------------------------------------  -------------------
NON-SPOUSAL JOINT OWNER (WHO IS      The beneficiary(ies),      Unless the beneficiary elects to      Yes
THE ANNUITANT)                       or if none, to the         continue the Contract rather than
                                     surviving joint owner.     receive the distribution.

-----------------------------------  -------------------------  ------------------------------------  -------------------
SPOUSAL JOINT OWNER (WHO IS NOT      The surviving joint        Unless the spouse elects to           Yes
THE ANNUITANT)                       owner.                     continue the Contract.

-----------------------------------  -------------------------  ------------------------------------  -------------------

-----------------------------------  -------------------------  ------------------------------------  -------------------
                                                                                                          MANDATORY
    BEFORE THE MATURITY DATE,            THE COMPANY WILL                                               PAYOUT RULES
      UPON THE DEATH OF THE            PAY THE PROCEEDS TO:     UNLESS. . .                                 APPLY*
-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
SPOUSAL JOINT OWNER (WHO IS THE      The beneficiary(ies)       Unless the spouse elects to           Yes
ANNUITANT)                           or, if none, to the        continue the Contract.
                                     surviving joint owner.

                                                                A spouse who is not the beneficiary
                                                                may decline to receive the proceeds
                                                                and instruct the Company to pay the
                                                                beneficiary who may elect to
                                                                continue the Contract.

-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
ANNUITANT (WHO IS NOT THE            The beneficiary(ies),      Unless the beneficiary elects to      Yes
CONTRACT OWNER)                      or if none, to the         continue the Contract rather than
                                     Contract Owner.            receive the distribution.

                                                                Or, if there is a CONTINGENT
                                                                ANNUITANT. Then, the CONTINGENT
                                                                ANNUITANT becomes the ANNUITANT and
                                                                the Contract continues in effect
                                                                (generally using the original
                                                                MATURITY DATE). The proceeds will
                                                                then be paid upon the death of the
                                                                CONTINGENT ANNUITANT or owner.

-----------------------------------  -------------------------  ------------------------------------  -------------------
ANNUITANT (WHO IS THE CONTRACT       See death of "owner who                                          Yes
OWNER)                               is the ANNUITANT" above.

-----------------------------------  -------------------------  ------------------------------------  -------------------
ANNUITANT (WHERE OWNER IS A          The beneficiary(ies) or                                          Yes (Death of
NON-NATURAL ENTITY/TRUST)            if none, to the owner.                                           ANNUITANT is
                                                                                                      treated as death
                                                                                                      of the owner in
                                                                                                      these
                                                                                                      circumstances.)

-----------------------------------  -------------------------  ------------------------------------  -------------------
BENEFICIARY                          No death proceeds are                                            N/A
                                     payable; Contract
                                     continues.

-----------------------------------  -------------------------  ------------------------------------  -------------------
CONTINGENT BENEFICIARY               No death proceeds are                                            N/A
                                     payable; Contract
                                     continues.

-----------------------------------  -------------------------  ------------------------------------  -------------------

                               QUALIFIED CONTRACTS

-----------------------------------  -------------------------  ------------------------------------  -------------------
                                                                                                          MANDATORY
    BEFORE THE MATURITY DATE,            THE COMPANY WILL                                               PAYOUT RULES
      UPON THE DEATH OF THE            PAY THE PROCEEDS TO:     UNLESS. . .                                 APPLY*
-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
OWNER / ANNUITANT                     The beneficiary(ies), or  Unless the beneficiary elects to      Yes
                                      if none, to the CONTRACT  continue the Contract rather than
                                      OWNER'S estate.           receive a distribution.

BENEFICIARY                           No death proceeds are                                           N/A
                                      payable; Contract
                                      continues.

CONTINGENT BENEFICIARY                No death proceeds are                                           N/A
                                      payable; Contract
                                      continues.

------------------------------------  ------------------------  ------------------------------------  ------------------


--------------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     o    transfer ownership

     o    take a loan

     o    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

     o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE


If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.
NOTE: You may not elect the GMWB Rider if you have also elected the GMAB Rider offered under the Contract.

Your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, and a withdrawal of $10,000 is taken in Contract Year two:

-------------------- ----------------------------------------------------- ---------------------------------------------------
                                ASSUMES 15% GAIN ON INVESTMENT                       ASSUMES 15% LOSS ON INVESTMENT
-------------------- ----------------------------------------------------- ---------------------------------------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
                     CONTRACT                                               CONTRACT
                       VALUE             RBB                AWB (5%)         VALUE             RBB               AWB (5%)
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
VALUES AS OF
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
CONTRACT DATE        $100,000         $100,000              $5,000         $100,000         $100,000             $5,000
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
IMMEDIATELY PRIOR    $115,000         $100,000              $5,000          $85,000         $100,000             $5,000
TO WITHDRAWAL,
CONTRACT YEAR TWO
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
IMMEDIATELY AFTER    $105,000         $91,304               $4,565          $75,000         $88,235              $4,412
WITHDRAWAL,
CONTRACT YEAR TWO                [100,000 - (100,000     [5,000 - (5,000               [100,000 - (100,000    [5,000- (5,000
                                   x10,000/115,000)]     x10,000/115,000)]               x10,000/85,000)]    x10,000/85,000)]
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------

-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)            $10,000           $8,696                $435           $10,000         $11,765               $588
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED AS OF JUNE 14, 2004 IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment.

          If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

     o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                               EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                     ---------------------------------------------------- -----------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
-------------------- ---------------------------------------------------- -----------------------------------------------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
                                             BASE                                                 BASE
                                          CALCULATION                                          CALCULATION
                       CONTRACT VALUE       AMOUNT          BENEFIT BASE   CONTRACT VALUE        AMOUNT          BENEFIT BASE
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000          $85,000           $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                                    $0(1)                                           $15,000(2)
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

                                     EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS --
                                     IMPACT ON BASE CALCULATION AMOUNT

                     ---------------------------------------------------- -----------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
-------------------- ---------------------------------------------------- -----------------------------------------------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
                                                               BASE                                                 BASE
                                           PURCHASE        CALCULATION                          PURCHASE         CALCULATION
                       CONTRACT VALUE       PAYMENT           AMOUNT       CONTRACT VALUE       PAYMENT            AMOUNT
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

                                             EXAMPLES OF PARTIAL WITHDRAWALS --
                                             IMPACT ON BASE CALCULATION AMOUNT

                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
---------------------------- --------------------------------------------------------------------------------------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000          $90,000               $10,000               $8,696               $10,000
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
                             --------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
---------------------------- --------------------------------------------------------------------------------------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                     $75,000           $88,235               $10,000              $11,765               $11,765
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

     o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.


                                                                                         CLASS B SUBACCOUNTS/ UNDERLYING
                        CLASS A SUBACCOUNTS/UNDERLYING FUNDS                             FUNDS
AIM VARIABLE INSURANCE FUNDS, INC.          PIONEER VARIABLE CONTRACTS TRUST (CONT)      Money Market Portfolio
AIM V.I. Capital Appreciation Fund --       Pioneer High Yield VCT Portfolio --          PIONEER VARIABLE CONTRACTS TRUST
Series II                                   Class II Shares                              Pioneer America Income VCT
AIM V.I. Mid Cap Core Equity -- Series      Pioneer International Value VCT              Portfolio -- Class II Shares
II                                          Portfolio -- Class II Shares                 Pioneer Strategic Income VCT
FRANKLIN TEMPLETON VARIABLE INSURANCE       Pioneer Mid Cap Value VCT Portfolio --       Portfolio -- Class II Shares
PRODUCTS TRUST                              Class II Shares
Franklin Rising Dividends Securities        Pioneer Oak Ridge Large Cap Growth VCT
Fund -- Class 2 Shares                      Portfolio -- Class II Shares
Franklin Small Cap Fund -- Class 2          Pioneer Papp America-Pacific Rim VCT
Shares                                      Portfolio -- Class II Shares
Templeton Foreign Securities Fund --        Pioneer Papp Small & Mid Cap Growth VCT
Class 2 Shares                              Portfolio -- Class II Shares
GREENWICH STREET SERIES FUND                Pioneer Real Estate Shares VCT
Salomon Brothers Variable Aggressive        Portfolio -- Class II Shares
Growth Fund -- Class II Shares              Pioneer Small Cap Value VCT Portfolio --
OPPENHEIMER VARIABLE ACCOUNT FUNDS          Class II Shares
Oppenheimer Capital Appreciation            Pioneer Small Company VCT Portfolio --
Fund/VA -- Service Shares                   Class II Shares
Oppenheimer Global Securities Fund/VA       Pioneer Value VCT Portfolio -- Class II
-- Service Shares                           Shares
PIONEER VARIABLE CONTRACTS TRUST            SALOMON BROTHERS VARIABLE SERIES FUNDS
Pioneer Balanced VCT Portfolio -- Class     INC.
II Shares                                   Total Return Fund -- Class II
Pioneer Emerging Markets VCT Portfolio
-- Class II Shares
Pioneer Equity Income VCT Portfolio --
Class II Shares
Pioneer Europe VCT Portfolio -- Class
II Shares
Pioneer Fund VCT Portfolio -- Class II
Shares
Pioneer Growth Shares VCT Portfolio --
Class II Shares



GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB

Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

     EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

     EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

     o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
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MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments,
(c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
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ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in Election of Options above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

                        MISCELLANEOUS CONTRACT PROVISIONS
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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the CASH SURRENDER VALUE less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract

Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
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The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

                           FEDERAL TAX CONSIDERATIONS
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The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the beneficiary provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.


                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts according to one or more schedules. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 2% annually of average account value (if asset-based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms.

The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), Citigroup Global Market (f/k/a Smith Barney), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), NFP Securities, Inc., and Piper Jaffray. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

The Contracts feature Portfolios of the Pioneer Variable Contracts Trust as Variable Funding Options. Pioneer Variable Contracts Trust is advised by Pioneer Investment Management Inc. and is distributed by its affiliate, Pioneer Funds Distributor, Inc. ("PFD"). The Company and TDLLC have entered into a distribution arrangement with PFD under which a fee is payable by the Company and TDLLC to PFD based on the amount of new sales each year for providing wholesale distribution support in relation to the Contracts. Pioneer Variable Contracts Trust and PFD have also entered into agreement(s) with the Company and TDLLC under which a fee is payable by PFD (based on average net assets of the Funds attributable to the Contracts) in connection with the Company's provision of administrative, marketing or other support services to the Fund.

CITICORP INVESTMENT SERVICES, INC. TDLLC has entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
--------------------------------------------------------------------------------

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.994               13,810

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)....  2003        1.000           1.225               16,655

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03)....  2003        1.000           1.244                   --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.216               33,517

   Franklin Small Cap Fund -- Class 2 Shares (11/03).........  2003        1.000           1.335                   --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2003        1.000           1.338               10,473

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.257                1,293

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.233               29,629

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.413                2,962

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           0.996                8,327

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)   2003        1.000           1.110                   --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.510                   --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.205               12,289

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.283                   --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.213                5,141

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.154                   --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.153               14,646

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.290                   --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.324               11,380

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.261                   --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.355                7,387

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.285                   --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.089               18,718

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Value VCT Portfolio -- Class II Shares (12/03)....  2003        1.000           1.192                3,492

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03)......................  2003        1.000           1.115               42,640

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.989                 --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)....  2003        1.000           1.219                 --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03)....  2003        1.000           1.238                 --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209                 --

   Franklin Small Cap Fund -- Class 2 Shares (11/03).........  2003        1.000           1.328                 --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2003        1.000           1.331                 --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.250                 --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                 --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.406                 --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           0.990                 --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03).  2003        1.000           1.104                 --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.502                 --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.199                 --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                 --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.206                 --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.148                 --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.146                 --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.283                 --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.317                 --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.254                 --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.348                 --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                 --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.084                 --

   Pioneer Value VCT Portfolio -- Class II Shares (12/03)...   2003        1.000           1.185                 --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                 --


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund - Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.


"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX B
--------------------------------------------------------------------------------

              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.994               59,552

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (6/03)...   2003        1.000           1.225              102,973

   AIM V.I. Mid Cap Core Equity Fund -- Series II (6/03)....   2003        1.000           1.244               16,060

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.216              263,583

   Franklin Small Cap Fund -- Class 2 Shares (6/03).........   2003        1.000           1.335              121,712

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.338               46,950

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.257              135,300

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.233              346,877

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.413               96,013

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           0.996               75,439

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.110              107,929

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.510               27,892

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.205              477,856

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.283               11,186

   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.213              224,211

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.154               30,996

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.153              987,536

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)...........................................    2003        1.000           1.290               13,806

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)...........................................    2003        1.000           1.324              102,907

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)...........................................    2003        1.000           1.261                7,399

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.355               79,274

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.285                2,996

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.089               73,086

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.192               22,290

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.115               18,372

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.989                   --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (6/03)...   2003        1.000           1.219                3,122

   AIM V.I. Mid Cap Core Equity Fund -- Series II (6/03)....   2003        1.000           1.238                4,414

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209               48,738

   Franklin Small Cap Fund -- Class 2 Shares (6/03).........   2003        1.000           1.328                5,626

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.331                7,245

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.250                3,120

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                9,100

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.406                   --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           0.990                3,447

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.104               53,901

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.502                   --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.199                6,790

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                3,796

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.206               37,333

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.148                2,590

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.146              237,615

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.283                   --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.317               15,467

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.254               17,586

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.348               12,994

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                   --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.084               25,087

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.185               11,820

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                3,209


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund - Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

                                   APPENDIX D
--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
              (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON
                        THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.


                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                               The Insurance Company
                               Principal Underwriter
                               Distribution and Principal Underwriting Agreement Valuation of Assets
                               Federal Tax Considerations
                               Independent Accountants
                               Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 3, 2004 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19933S-TIC, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19933S-TLAC.

Name:
            --------------------------------------
Address:
            --------------------------------------

            --------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

L-19933                                                                May, 2004
                                                                   15420-00-0404

                            TRAVELERS LIFE & ANNUITY
                   PORTFOLIO ARCHITECT II ANNUITY PROSPECTUS:
              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS LIFE & ANNUITY PORTFOLIO ARCHITECT II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Capital Appreciation Fund                                         PIMCO VARIABLE INSURANCE TRUST
High Yield Bond Trust                                                Real Return Portfolio Administrative Class
Managed Assets Trust                                                 Total Return Portfolio -- Administrative Class
Money Market Portfolio                                            PUTNAM VARIABLE TRUST
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                 Putnam VT Small Cap Value Fund -- Class IB Shares
   AllianceBernstein Premier Growth Portfolio -- Class B          SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
AMERICAN FUNDS INSURANCE SERIES                                      All Cap Fund -- Class I
   Global Growth Fund -- Class 2 Shares                              Investors Fund -- Class I
   Growth Fund -- Class 2 Shares                                     Large Cap Growth Fund -- Class I
   Growth-Income Fund -- Class 2 Shares                              Small Cap Growth Fund -- Class I
DELAWARE VIP TRUST                                                THE TRAVELERS SERIES TRUST
   Delaware VIP REIT Series -- Standard Class                        Convertible Securities Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                     Disciplined Mid Cap Stock Portfolio
   Appreciation Portfolio -- Initial Shares                          Equity Income Portfolio
   Developing Leaders Portfolio -- Initial Shares                    Federated High Yield Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 Federated Stock Portfolio
   Mutual Shares Securities Fund -- Class 2 Shares                   Large Cap Portfolio
   Templeton Developing Markets Securities Fund -- Class 2 Shares    Lazard International Stock Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares               Merrill Lynch Large Cap Core Portfolio
   Templeton Growth Securities Fund -- Class 2 Shares                MFS Emerging Growth Portfolio
GREENWICH STREET SERIES FUND                                         MFS Mid Cap Growth Portfolio
   Equity Index Portfolio -- Class II Shares                         MFS Value Portfolio
   Salomon Brothers Variable Aggressive Growth Fund                  Pioneer Fund Portfolio
     -- Class I Shares(1)                                            Social Awareness Stock Portfolio
   Salomon Brothers Variable Growth & Income Fund                    Travelers Quality Bond Portfolio
     -- Class I Shares                                               U.S. Government Securities Portfolio
JANUS ASPEN SERIES                                                TRAVELERS SERIES FUND INC.
   Global Technology Portfolio -- Service Shares                     AIM Capital Appreciation Portfolio
LAZARD RETIREMENT SERIES, INC.                                       MFS Total Return Portfolio
   Lazard Retirement Small Cap Portfolio                             Pioneer Strategic Income Portfolio(3)
LORD ABBETT SERIES FUND, INC.                                        SB Adjustable Rate Income Portfolio -- Class I
   Growth and Income Portfolio                                       Strategic Equity Portfolio
   Mid-Cap Value Portfolio                                        VAN KAMPEN LIFE INVESTMENT TRUST
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.                            Comstock Portfolio Class II Shares
   Merrill Lynch Global Allocation V.I. Fund -- Class III         VARIABLE INSURANCE PRODUCTS FUND II
   Merrill Lynch Small Cap Value V.I. Fund -- Class III              Contrafund(R)Portfolio -- Service Class 2
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                VARIABLE INSURANCE PRODUCTS FUND III
   Oppenheimer Main Street Fund/VA -- Service Shares(2)              Dynamic Capital Appreciation Portfolio -- Service Class 2
                                                                     Mid Cap Portfolio -- Service Class 2
--------------
(1) Formerly Salomon Brothers Variable Emerging Growth            (3) Formerly Putnam Diversified Income Portfolio
    Fund
(2) Formerly Oppenheimer Main Street Growth & Income
    Fund/VA -- Service Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC's website (http://www.sec.gov). See Appendix C for the SAI's table of contents.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 3, 2004

                                TABLE OF CONTENTS

Glossary...............................................     3    The Annuity Period.................................    45
Summary................................................     5       Maturity Date...................................    45
Fee Table..............................................     9       Allocation of Annuity...........................    45
Condensed Financial Information........................    16       Variable Annuity................................    45
The Annuity Contract...................................    16       Fixed Annuity...................................    46
   Contract Owner Inquiries............................    17    Payment Options....................................    46
   Purchase Payments...................................    17       Election of Options.............................    46
   Accumulation Units..................................    17       Annuity Options.................................    47
   The Variable Funding Options........................    17       Variable Liquidity Benefit .....................    47
The Fixed Account......................................    24    Miscellaneous Contract Provisions..................    47
Charges and Deductions.................................    24       Right to Return.................................    47
   General.............................................    24       Termination.....................................    48
   Withdrawal Charge...................................    25       Required Reports................................    48
   Free Withdrawal Allowance...........................    25       Suspension of Payments..........................    48
   Administrative Charges..............................    25    The Separate Accounts..............................    48
   Mortality and Expense Risk Charge...................    26       Performance Information.........................    49
   Enhanced Stepped-Up Provision Charge................    26    Federal Tax Considerations.........................    49
   Guaranteed Minimum Withdrawal Benefit                            General Taxation of Annuities...................    49
    Charge.............................................    26       Types of Contracts: Qualified
   Guaranteed Minimum Accumulation Benefit                            and Non-qualified.............................    50
    Charge.............................................    26       Qualified Annuity Contracts.....................    50
   Variable Liquidity Benefit Charge...................    26         Taxation of Qualified Annuity Contracts.......    50
   Transfer Charge.....................................    26         Mandatory Distributions for
   Variable Funding Option Expenses....................    27           Qualified Plans.............................    50
   Premium Tax.........................................    27       Non-qualified Annuity Contracts.................    50
   Changes in Taxes Based upon                                        Diversification Requirements for
     Premium or Value..................................    27           Variable Annuities..........................    51
Transfers..............................................    27         Ownership of the Investments..................    51
   Dollar Cost Averaging...............................    28         Taxation of Death Benefit Proceeds............    51
Access to Your Money...................................    29       Other Tax Considerations........................    52
   Systematic Withdrawals..............................    29         Treatment of Charges for Optional
   Managed Distribution Program........................    29           Benefits....................................    52
   Loans...............................................    29         Penalty Tax for Premature Distribution........    52
Ownership Provisions...................................    30         Puerto Rico Tax Considerations................    52
   Types of Ownership..................................    30         Non-Resident Aliens...........................    52
     Contract Owner....................................    30    Other Information..................................    52
     Beneficiary.......................................    30       The Insurance Companies.........................    52
     Annuitant.........................................    30       Financial Statements............................    53
Death Benefit..........................................    31       Distribution of Variable Annuity Contracts......    53
   Death Proceeds before the Maturity Date.............    31       Conformity with State and Federal Laws..........    54
   Enhanced Stepped-Up Provision.......................    33       Voting Rights...................................    54
   Payment of Proceeds.................................    34       Restrictions on Financial Transactions..........    55
   Spousal Contract Continuance........................    35       Legal Proceedings and Opinions..................    55
   Beneficiary Contract Continuance....................    35    Appendix A: Condensed Financial
   Planned Death Benefit...............................    36       Information for Travelers Insurance
   Death Proceeds after the Maturity Date..............    36         Company: Separate Account Thirteen............   A-1
 Living Benefits.......................................    36    Appendix B: Condensed Financial
   Guaranteed Minimum Withdrawal Benefit...............    36       Information for Travelers Life and Annuity
   Guaranteed Minimum Accumulation Benefit.............    36         Company: Separate Account Fourteen............   B-1
                                                                 Appendix C: The Fixed Account......................   C-1
                                                                 Appendix D: Waiver of Withdrawal Charge
                                                                    for Nursing Home Confinement....................   D-1
                                                                 Appendix E: Contents of the Statement of
                                                                    Additional Information..........................   E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                            TRAVELERS LIFE & ANNUITY
                         PORTFOLIO ARCHITECT II ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.30% for the Standard Death Benefit, 1.40% for the Step-Up Death Benefit, and 1.60% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in Contract Year seven and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       O AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected..

       o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

       o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

       o GUARANTEED MINIMUM WITHDRAWAL BENEFIT. ("PRINCIPAL GUARANTEE") For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full. We reserve the right not to include additional Purchase Payments in the calculation of the amount that we guarantee to return.

       o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                   FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE..............................6%(1)
      (as a percentage of the Purchase Payments withdrawn)

      TRANSFER CHARGE...............................$10(2)
      (assessed on transfers that exceed 12 per year)

      VARIABLE LIQUIDITY BENEFIT CHARGE..............6%(3)
      (as a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE.........$30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

           YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
-------------------------------------------------------- -----------------------
  GREATER THAN OR EQUAL TO            BUT LESS THAN
           0 years                       2 years                    6%
           2 years                       4 years                    5%
           4 years                       5 years                    4%
           5 years                       6 years                    3%
           6 years                       7 years                    2%
          7 + years                                                 0%

(2)  We do not currently assess the transfer charge.
(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.
(4) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

         YEARS SINCE INITIAL PURCHASE PAYMENT               WITHDRAWAL CHARGE
-------------------------------------------------------- -----------------------
  GREATER THAN OR EQUAL TO            BUT LESS THAN
           0 years                       2 years                    6%
           2 years                       4 years                    5%
           4 years                       5 years                    4%
           5 years                       6 years                    3%
           6 years                       7 years                    2%
          7 + years                                                 0%

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.30% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a maximum charge of 0.20% for E.S.P., a 0.50% charge for GMAB, and a maximum charge of 1.00% for GMWB, each an optional feature. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                                            STANDARD DEATH         STEP-UP DEATH           ROLL-UP DEATH
                                                                BENEFIT               BENEFIT                 BENEFIT
                                                         ---------------------- ---------------------- ----------------------
Mortality and Expense Risk Charge.....................           1.30%                  1.40%                  1.60%
Administrative Expense Charge.........................           0.15%                  0.15%                  0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO
OPTIONAL FEATURES SELECTED............................           1.45%                  1.55%                  1.75%
Optional E.S.P. Charge................................           0.20%                  0.20%                  0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P.
ONLY SELECTED.........................................           1.65%                  1.75%                  1.95%
Optional GMAB Charge..................................           0.50%                  0.50%                  0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
SELECTED..............................................           1.95%                  2.05%                  2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
GMAB SELECTED(5) .....................................           2.15%                  2.25%                  2.45%
Maximum Optional GMWB Charge..........................           1.00%(6)               1.00%(6)               1.00%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB ONLY
SELECTED..............................................           2.45%                  2.55%                  2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
GMWB SELECTED.........................................           2.65%                  2.75%                  2.95%

--------------
(5)  GMAB and GMWB cannot both be elected.
(6)  The current charge for GMWB is 0.40%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2003 (UNLESS OTHERWISE INDICATED):
The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.42%                          4.73%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                DISTRIBUTION                            CONTRACTUAL FEE        NET TOTAL
                                                   AND/OR                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT    SERVICE (12b-1)   OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT          EXPENSES
------------------             -------------  --------------- ----------  ------------- -----------------  ----------------
Capital Appreciation Fund.....      0.75%           --           0.07%       0.82%            --                 0.82%(16)
High Yield Bond Trust.........      0.52%           --           0.13%       0.65%            --                 0.65%(1)
Managed Assets Trust..........      0.50%           --           0.09%       0.59%            --                 0.59%(16)
Money Market Portfolio........      0.32%           --           0.10%       0.42%            --                 0.42%(2)
ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES FUND, INC.
   AllianceBernstein Premier
     Growth Portfolio --
     Class B*.................      1.00%          0.25%         0.05%       1.30%           0.25%               1.05%(3)
AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund --
     Class 2 Shares*..........      0.66%          0.25%         0.04%       0.95%            --                 0.95%
   Growth Fund -- Class 2
     Shares*..................      0.37%          0.25%         0.02%       0.64%            --                 0.64%
   Growth-Income Fund --
     Class 2 Shares*..........      0.33%          0.25%         0.01%       0.59%            --                 0.59%
DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class...........      0.75%           --           0.11%       0.86%            --                 0.86%(4)
DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio --
     Initial Shares...........      0.75%           --           0.05%       0.80%            --                 0.80%
   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................      0.75%           --           0.07%       0.82%            --                 0.82%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Mutual Shares Securities
     Fund -- Class 2 Shares*..      0.60%          0.25%         0.20%       1.05%            --                 1.05%(5)
   Templeton Developing
     Markets Securities Fund
    -- Class 2 Shares*........      1.25%          0.25%         0.30%       1.80%            --                 1.80%
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.69%          0.25%         0.22%       1.16%           0.04%               1.12%(6)
   Templeton Growth
     Securities Fund -- Class
     2 Shares*................      0.81%          0.25%         0.07%       1.13%            --                 1.13%(7)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class II Shares*.........      0.31%          0.25%         0.04%       0.60%            --                 0.60%
   Salomon Brothers Variable
     Aggressive Growth Fund --
     Class I Shares...........      0.95%           --           0.61%       1.56%            --                 1.56%
   Salomon Brothers Variable
     Growth & Income Fund --
     Class I Shares...........      0.65%           --           0.62%       1.27%            --                 1.27%
JANUS ASPEN SERIES
   Balanced Portfolio --
     Service Shares*+.........      0.65%          0.25%         0.02%       0.92%            --                 0.92%
   Global Life Sciences
     Portfolio -- Service
     Shares*+.................      0.65%          0.25%         0.32%       1.22%            --                 1.22%
   Global Technology
     Portfolio -- Service
     Shares*..................      0.65%          0.25%         0.20%       1.10%            --                 1.10%
   Worldwide Growth Portfolio
    -- Service Shares*+.......      0.65%          0.25%         0.06%       0.96%            --                 0.96%

                                                DISTRIBUTION                            CONTRACTUAL FEE        NET TOTAL
                                                   AND/OR                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT    SERVICE (12b-1)   OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT          EXPENSES
------------------             -------------  --------------- ----------  ------------- -----------------  ----------------
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small
     Cap Portfolio*...........      0.75%          0.25%         0.42%       1.42%           0.17%               1.25%(8)
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio      0.50%           --           0.35%       0.85%            --                 0.85%
   Mid-Cap Value Portfolio....      0.75%           --           0.33%       1.08%            --                 1.08%
MERRILL LYNCH VARIABLE SERIES
   FUNDS, INC.
   Merrill Lynch Global
     Allocation V.I. Fund --
     Class III*...............      0.65%          0.25%         0.18%       1.08%            --                 1.08%
   Merrill Lynch Small Cap
     Value V.I. Fund -- Class
     III*.....................      0.75%          0.25%         0.08%       1.08%            --                 1.08%
OPPENHEIMER VARIABLE ACCOUNT
   FUNDS
   Oppenheimer Main Street
     Fund/VA -- Service Shares*     0.68%          0.25%         0.03%       0.96%            --                 0.96%
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%               0.65%(9)
   Total Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%               0.65%(10)
PUTNAM VARIABLE TRUST
   Putnam VT International
     Equity Fund -- Class IB
     Shares*+.................      0.77%          0.25%         0.22%       1.24%            --                 1.24%(11)
   Putnam VT Small Cap Value
     Fund -- Class IB Shares*.      0.80%          0.25%         0.12%       1.17%            --                 1.17%(11)
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I....      0.85%           --           0.13%       0.98%            --                 0.98%
   Investors Fund -- Class I..      0.70%           --           0.12%       0.82%            --                 0.82%
   Large Cap Growth Fund --
     Class I..................      0.75%           --           3.98%       4.73%            --                --(23)
   Small Cap Growth Fund --
     Class I..................      0.75%           --           0.51%       1.26%            --                 1.26%
THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................      0.60%           --           0.18%       0.78%            --                 0.78%(12)
   Disciplined Mid Cap Stock
     Portfolio................      0.70%           --           0.12%       0.82%            --                 0.82%(13)
   Equity Income Portfolio....      0.75%           --           0.12%       0.87%            --                 0.87%(13)
   Federated High Yield
     Portfolio................      0.65%           --           0.25%       0.90%            --                 0.90%(13)
   Federated Stock Portfolio..      0.63%           --           0.28%       0.91%            --                 0.91%(13)
   Large Cap Portfolio........      0.75%           --           0.11%       0.86%            --                 0.86%(13)
   Lazard International Stock
     Portfolio................      0.83%           --           0.17%       1.00%            --                 1.00%(16)
   Merrill Lynch Large Cap
     Core Portfolio...........      0.80%           --           0.19%       0.99%            --                 0.99%(14)
   MFS Emerging Growth
     Portfolio................      0.75%           --           0.14%       0.89%            --                 0.89%(13)
   MFS Mid Cap Growth
     Portfolio................      0.80%           --           0.12%       0.92%            --                 0.92%(14)
   MFS Value Portfolio........      0.75%           --           0.33%       1.08%            --                --(23)

                                                DISTRIBUTION                            CONTRACTUAL FEE        NET TOTAL
                                                   AND/OR                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT    SERVICE (12b-1)   OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT          EXPENSES
------------------             -------------  --------------- ----------  ------------- -----------------  ----------------
   Pioneer Fund Portfolio.....      0.72%           --           0.40%       1.12%            --                 1.12%(15)
   Social Awareness Stock
     Portfolio................      0.62%           --           0.16%       0.78%            --                 0.78%(16)
   Travelers Quality Bond
     Portfolio................      0.32%           --           0.11%       0.43%            --                 0.43%(17)
   U.S. Government Securities
     Portfolio................      0.32%           --           0.10%       0.42%            --                 0.42%(16)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio................      0.80%           --           0.05%       0.85%            --                 0.85%
   MFS Total Return Portfolio.      0.80%           --           0.02%       0.82%            --                 0.82%
   Pioneer Strategic Income
     Portfolio................      0.75%           --           0.25%       1.00%            --                 1.00%
   SB Adjustable Rate Income
     Portfolio -- Class I*....      0.60%          0.25%         3.87%       4.72%           3.72%               1.00%(18)
   Strategic Equity Portfolio.      0.80%           --           0.04%       0.84%            --                 0.84%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio -- Class
     II Shares*...............      0.60%          0.25%         0.05%       0.90%            --                 0.90%
   Enterprise Portfolio --
     Class II Shares*+........      0.50%          0.25%         0.14%       0.89%            --                 --(19),(23)
VARIABLE INSURANCE PRODUCTS
   FUND II
   Contrafund(R)Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.10%       0.93%            --                 --(20),(23)
VARIABLE INSURANCE PRODUCTS
   FUND III
   Dynamic Capital
     Appreciation Portfolio --
     Service Class 2*.........      0.58%          0.25%         1.27%       2.10%            --                 --(21),(23)
   Mid Cap Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.12%       0.95%            --                 --(22),(23)

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
+    Closed to new investors.

NOTES

(1) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(2) Fund has a voluntary waiver of 0.40%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.
(4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(6) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).
(7) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(8) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2004 to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(9) Other Expenses reflect a 0.25% administrative fee, the class' pro rata Trustees' fees, and interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.
(10) Other Expenses reflect a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(11) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.
(12) Fund has a voluntary waiver of 0.80%. Other Expenses include a 0.06% administrative services fee the Fund pays to Travelers Insurance Company.
(13) Fund has a voluntary waiver of 0.95%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(14) Fund has a voluntary waiver of 1.00%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(15) Effective 5/1/03, shareholders approved a new Investment Advisory Agreement that increased the management fee from 0.65% to 0.75%. The actual Management Fee for the year was a blended rate of 0.72%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(16) Fund has a voluntary waiver of 1.25%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(17) Fund has a voluntary waiver of 0.75%. Other Expenses include a 0.06% administrative services fee the Fund pays to Travelers Insurance Company.
(18) Pursuant to an agreement, the Investment Advisor has agreed, for the period of one year, commencing November 1, 2003, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%.
(19) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .85%. For the year ended December 31, 2003, the Adviser waived $57,431 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.
(21) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 1.15%. The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.25%. The expense ratio shown reflects the expense cap in effect at period end. This arrangement can be discontinued by the fund's manager at any time.
(22) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.
(23) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                              VOLUNTARY FEE
                                                                              WAIVER AND/OR
                                                                                 EXPENSE             NET TOTAL ANNUAL
      FUNDING OPTION                                                          REIMBURSEMENT         OPERATING EXPENSES
      ----------------                                                    ----------------------  -----------------------
      Salomon Brothers Variable Series Funds Inc: Large Cap Growth Fund
      -- Class I........................................................          3.73%                   1.00%
      The Travelers Series Trust: MFS Value Portfolio...................          0.08%                   1.00%
      Van Kampen Life Investment Trust: Enterprise Portfolio Class II
      Shares............................................................          0.04%                   0.85%
      Variable Insurance Products Fund II: Contrafund(R)Portfolio --
      Service Class 2...................................................          0.03%                   0.90%
      Variable Insurance Products Fund III : Dynamic Capital
      Appreciation Portfolio -- Service Class 2.........................          0.95%                   1.15%
      Variable Insurance Products Fund III: Mid Cap Portfolio -- Service
      Class 2...........................................................          0.02%                   0.93%

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).

                                           IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                      OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN
                                           ---------------------------------------  ---------------------------------------
FUNDING OPTION                             1 YEAR   3 YEARS   5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                           -------- --------- --------- ----------  --------- --------  --------  ---------
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1359      2717      3997      6734        759      2217      3597       6734
Underlying Fund with Minimum Total
Annual Operating Expenses..............      941      1541      2163      3672        341      1041      1763       3672

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the current charge applies).

                                           IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                      OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN
                                           ---------------------------------------  ---------------------------------------
FUNDING OPTION                             1 YEAR   3 YEARS   5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                           -------- --------- --------- ----------  --------- --------  --------  ---------
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1302      2563      3767      6395        702      2063      3367       6395
Underlying Fund with Minimum Total
Annual Operating Expenses..............      882      1364      1872      3115        282       864      1472       3115

EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

                                          IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN
                                          ---------------------------------------  ---------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS  5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          --------  -------- --------- ----------  --------- --------- --------  ---------
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1312      2589      3806      6453        712       2089     3406       6453
Underlying Fund with Minimum Total
Annual Operating Expenses..............      892      1394      1921      3210        292       894      1521       3210

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Travelers Life & Annuity Portfolio Architect II Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                             MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
              DEATH BENEFIT/OPTIONAL FEATURE                          ANNUITANT ON THE CONTRACT DATE
     -------------------------------------------------   ---------------------------------------------------------
     Deferred Annual Step Up Death Benefit
     (Standard Death Benefit)                                                      75
     Step Up Death Benefit                                                         85
     5% Roll Up Death Benefit                                                      75
     Enhanced Stepped-Up Provision (E.S.P)                                         75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds.

You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund           Travelers Asset Management
                                           normally invests in equity securities       International Company LLC
                                           of issuers of any size and in any           ("TAMIC")
                                           industry.                                   Subadviser: Janus Capital Corp.

High Yield Bond Trust                      Seeks high current income. The Fund         TAMIC
                                           normally invests in below
                                           investment-grade bonds and debt
                                           securities.

Managed Assets Trust                       Seeks high total return. The Fund           TAMIC
                                           normally invests in equities,               Subadviser: Travelers Investment
                                           convertible and fixed-income                Management Company ("TIMCO")
                                           securities. The Fund's policy is to
                                           allocate investments among asset
                                           classes.

Money Market Portfolio                     Seeks high current return with              TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
   AllianceBernstein Premier Growth        Seeks growth of capital. The Fund           Alliance Capital Management L.P.
     Portfolio -- Class B                  normally invests in equity securities
                                           of a relatively small number of
                                           intensely researched U.S. companies.

AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares    Seeks capital appreciation. The Fund        Capital Research and Management
                                           normally invests in common stocks of        Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund        CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2 Shares    Seeks capital appreciation and income.      CRM
                                           The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
DELAWARE VIP TRUST
   Delaware VIP REIT Series --             Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                        total return with capital appreciation      ("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).

DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --     Seeks long term capital growth              The Dreyfus Corporation
     Appreciation Portfolio -- Initial     consistent with the preservation of         ("Dreyfus")
     Shares                                capital. Current income is a secondary      Subadviser: Fayez Sarofim & Co.
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund --     Seeks to maximize capital                   Dreyfus
     Developing Leaders Portfolio --       appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Mutual Shares Securities Fund --        Seeks capital appreciation. Income is       Franklin Mutual Advisers, LLC
     Class 2 Shares                        a secondary objective. The Fund
                                           normally invests in equity securities
                                           of companies believed to be
                                           undervalued.

   Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests in the
                                           investments of emerging market
                                           countries, primarily equity securities.

   Templeton Foreign Securities Fund       Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
    -- Class 2 Shares                      Fund normally invests in investments,
                                           primarily equity securities, of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Growth Securities Fund --     Seeks long-term capital growth. The         Templeton Global Advisors Limited
     Class 2 Shares                        Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.

GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class II      Seeks investment results that, before       TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Salomon Brothers Variable               Seeks capital appreciation. The Fund        Salomon Brothers Asset Management
     Aggressive Growth Fund -- Class I     normally invests in common stocks of        ("SBAM")
     Shares                                companies that the manager believes
                                           are experiencing or will experience
                                           growth in earnings and/or cash flow
                                           that exceeds the average rate of
                                           earnings growth of the companies that
                                           comprise the S&P 500. The Fund may
                                           invest in the securities of large,
                                           well-known companies, but a
                                           significant portion of Fund assets
                                           may also be invested in small to
                                           medium sized companies.

   Salomon Brothers Variable Growth &      Seeks income and long-term capital          SBAM
     Income Fund -- Class I Shares         growth. The Fund normally invests in
                                           equity securities that provide
                                           dividend or interest income and it
                                           also invests in non-income producing
                                           stocks for potential appreciation in
                                           value.

JANUS ASPEN SERIES
   Balanced Portfolio -- Service           Seeks long term capital growth,             Janus Capital Management Corp.
     Shares+                               consistent with preservation of             LLC ("Janus")
                                           capital and balanced by current
                                           income. The Fund normally invests in
                                           common stocks selected for their
                                           growth potential and other securities
                                           selected for their income potential.

   Global Life Sciences Portfolio --       Seeks long-term growth of capital. The      Janus
     Service Shares+                       Fund normally invests in securities of
                                           companies with a life science (e.g.
                                           health, personal care,
                                           pharmaceuticals) orientation.

   Global Technology Portfolio --          Seeks long-term growth of capital. The      Janus
     Service Shares                        Fund normally invests in securities of
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner         Janus
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap             Seeks long-term capital appreciation.       Lazard Asset Management, LLC
     Portfolio                             The Fund normally invests in equity
                                           securities, principally common stocks,
                                           of relatively small U.S. companies
                                           that are believed to be undervalued
                                           based on their earnings, cash flow or
                                           asset values.
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio             Seeks long-term growth of capital and       Lord Abbett & Co.
                                           income without excessive fluctuations
                                           in market value. The Fund normally
                                           invests in equity securities of large,
                                           seasoned, U.S. and multinational
                                           companies believed to be undervalued.

   Mid-Cap Value Portfolio                 Seeks capital appreciation. The Fund        Lord Abbett & Co.
                                           normally invests in common stocks of
                                           mid-sized companies believed to be
                                           undervalued.

MERRILL LYNCH VARIABLE SERIES FUNDS,
   INC.
   Merrill Lynch Global Allocation         Seeks high total investment return.         Merrill Lynch Investment
     V.I. Fund -- Class III                The Fund normally invests in a              Managers, L.P. ("MLIM")
                                           portfolio of equity, debt and money
                                           market securities, primarily of
                                           corporate and governmental issuers
                                           located in North and South America,
                                           Europe, Australia and the Far East.

   Merrill Lynch Small Cap Value V.I.      Seeks long-term growth of capital. The      MLIM
     Fund -- Class III                     Fund normally invests in common stocks
                                           of small cap companies and emerging
                                           growth companies believed to be
                                           undervalued.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Main Street Fund/VA --      Seeks high total return. The Fund           OppenheimerFunds, Inc.
     Service Shares                        normally invests in common stocks of
                                           U.S. companies and it may invest in
                                           debt securities, as well.

PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --                Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                  with preservation of real capital and       Company LLC
                                           prudent investment management. The
                                           Fund normally invests in
                                           inflation-indexed bonds of varying
                                           maturities issued by the U.S. and
                                           non-U.S. governments or government
                                           sponsored enterprises.

   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.

PUTNAM VARIABLE TRUST
   Putnam VT International Equity          Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares+              normally invests in common stocks of        ("Putnam")
                                           companies outside the U S.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund        Putnam
     Class IB Shares                       normally invests in the common stocks
                                           of U.S. companies believed to be
                                           undervalued in the market.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I                 Seeks capital appreciation. The Fund        SBAM
                                           normally invests in common stocks and
                                           their equivalents of companies
                                           believed to be undervalued in the
                                           marketplace.

   Investors Fund -- Class I               Seeks long term growth of capital.          SBAM
                                           Secondarily seeks current income. The
                                           Fund normally invests in common stocks
                                           of established companies.

   Large Cap Growth Fund -- Class I        Seeks long-term growth of capital.          SBAM
                                           The Fund normally invests in equity
                                           securities of companies with large
                                           market capitalizations.

   Small Cap Growth Fund -- Class I        Seeks long term growth of capital. The      SBAM
                                           Fund normally invests in equity
                                           securities of companies with small
                                           market capitalizations.

THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital            TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible securities.

   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser: TIMCO
                                           securities of companies with
                                           mid-size market capitalizations.

   Equity Income Portfolio                 Seeks reasonable income. The Fund           TAMIC
                                           normally invests in equity securities       Subadviser: Fidelity Management &
                                           with a focus on income producing            Research Company ("FMR")
                                           equities.

   Federated High Yield Portfolio          Seeks high current income. The Fund         TAMIC
                                           normally invests in below                   Subadviser: Federated Investment
                                           investment-grade bonds and debt             Management Company (`Federated")
                                           securities.

   Federated Stock Portfolio               Seeks growth of income and capital.         TAMIC
                                           The Fund normally invests in equity         Subadviser: Federated Equity
                                           securities that are selected on the         Management Company of Pennsylvania
                                           basis of traditional research
                                           techniques.

   Large Cap Portfolio                     Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in the                Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   Lazard International Stock              Seeks capital appreciation. The Fund        TAMIC
     Portfolio                             normally invests in equity securities       Subadviser: Lazard Asset
                                           of non-U.S. domiciled companies             Management
                                           located in developed markets.

   Merrill Lynch Large Cap Core            Seeks long-term capital growth. The         TAMIC
     Portfolio                             Fund normally invests in a diversified      Subadviser: MLIM
                                           portfolio of equity securities of
                                           large cap companies located in the
                                           United States.

   MFS Emerging Growth Portfolio           Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in common stock       Subadviser: Massachusetts
                                           and related securities of emerging          Financial Services ("MFS")
                                           growth companies.

   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in equity             Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization that are
                                           believed to have above average growth
                                           potential.

   MFS Value Portfolio                     Seeks capital appreciation and              TAMIC
                                           reasonable income. The Fund normally        Subadviser: MFS
                                           invests in income producing equity
                                           securities of companies believed to be
                                           undervalued in the market.

   Pioneer Fund Portfolio                  Seeks reasonable income and capital         TAMIC
                                           growth. The Fund normally invests in        Subadviser: Pioneer Investment
                                           equity securities that are carefully        Management Inc.
                                           selected, reasonably priced securities.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Social Awareness Stock Portfolio        Seeks long term capital appreciation        Smith Barney Fund Management LLC
                                           and retention of net investment             ("SBFM")
                                           income. The Fund normally invests in
                                           equity securities. The Fund seeks
                                           companies that meet certain
                                           investment criteria and social
                                           criteria.

   Travelers Quality Bond Portfolio        Seeks current income and total return       TAMIC
                                           with moderate capital volatility. The
                                           Fund normally invests in investment-grade
                                           bonds and debt securities.

   U.S. Government Securities              Seeks current income, total return and      TAMIC
     Portfolio                             high credit quality. The Fund normally
                                           invests in securities issued or
                                           guaranteed by the U.S. Government, its
                                           agencies or instrumentalities.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                           normally invests in common stocks of        ("TIA")
                                           companies that are likely to benefit        Subadviser: AIM Capital
                                           from new products, services or              Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent       TIA
                                           with the prudent employment of              Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Pioneer Strategic Income Portfolio      Seeks high current income consistent        TIA
                                           with preservation of capital. The Fund      Subadviser: Putnam
                                           normally invests in debt securities of
                                           U.S. and foreign governments and
                                           corporations.

   SB Adjustable Rate Income               Seeks high current income and to limit      SBFM
     Portfolio - Class I                   the degree of fluctuation of its net
                                           asset value resulting from movements
                                           in interest rates. The Fund normally
                                           invests in adjustable rate
                                           securities.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund        TIA
                                           normally invests in the equity              Subadviser: FMR
                                           securities, primarily in common stocks
                                           of domestic issuers, and is not
                                           constrained to any particular
                                           investment style.
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares      Seeks capital growth and income. The        Van Kampen Asset Management Inc.
                                           Fund normally invests in common and         ("Van Kampen")
                                           preferred stocks, and convertible
                                           securities, of well established
                                           undervalued companies.

   Enterprise Portfolio Class II           Seeks capital appreciation. The Fund        Van Kampen
     Shares+                               normally invests in common stocks of
                                           companies believed to have
                                           above-average potential for capital
                                           appreciation.

VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R)Portfolio -- Service       Seeks long term capital appreciation.       FMR
     Class 2                               The Fund normally invests in common
                                           stocks of companies whose value may
                                           not be fully recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation            Seeks capital appreciation. The Fund        FMR
     Portfolio -- Service Class 2          normally invests in growth and/or
                                           value common stocks of domestic and
                                           foreign issuers.

   Mid Cap Portfolio -- Service Class 2    Seeks long term growth of capital. The      FMR
                                           Fund normally invests in common stocks
                                           of companies with medium market
                                           capitalizations.

--------------
+    Closed to new investors.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix A for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     o the ability for you to make withdrawals and surrenders under the Contracts

     o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     o administration of the annuity options available under the Contracts, and

     o    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     o sales and marketing expenses including commission payments to your sales agent, and

     o    other costs of doing business

Risks we assume include:

     o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     o that the amount of the death benefit will be greater than the Contract Value, and

     o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

           YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
   -----------------------------------------------        ----------------------
         GREATER THAN OR EQUAL TO    BUT LESS THAN
                 0 years                2 years                    6%
                 2 years                4 years                    5%
                 4 years                5 years                    4%
                 5 years                6 years                    3%
                 6 years                7 years                    2%
                7 + years                                          0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     o    if a lifetime annuity payout has begun

     o if you elect Annuity Payments for a fixed period of at least five year's duration, or

     o    under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 1.30% annually. If you choose the Step-Up Death Benefit, the M&E charge is 1.40% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.60% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase. We will assess the charge as a percentage of the total benefit received as follows:

     YEARS SINCE INITIAL PURCHASE PAYMENT               WITHDRAWAL CHARGE
 ----------------------------------------------    ----------------------------
   GREATER THAN OR EQUAL TO     BUT LESS THAN

            0 years                2 years                      6%
            2 years                4 years                      5%
            4 years                5 years                      4%
            5 years                6 years                      3%
            6 years                7 years                      2%
           7+ years                                             0%

Please refer to "Payment Options" for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special

DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase PAYMENTS.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     o    the death benefit will not be payable upon the Annuitant's death;

     o    the Contingent Annuitant becomes the Annuitant; and

     o    all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see "The Annuity
Contract".)

DEATH PROCEEDS BEFORE THE MATURITY DATE

DEFERRED ANNUAL STEP-UP (STANDARD DEATH BENEFIT)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2)  your adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

STEP-UP DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2)  your Adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

ROLL-UP DEATH BENEFIT

------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies before age 80, the death             o  the Contract Value of the Death Report Date;
benefit will be the greatest of:                           o  your Adjusted Purchase Payment (see below)*;
                                                           o  the Step-Up Value, if any, as described below
                                                           o  the Roll-Up Death Benefit Value (as described below)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies on or after age 80, the              o  the Contract Value on the Death Report Date;
death benefit will be the greatest of:                     o  your Adjusted Purchase Payment (see below)* or
                                                           o  the Step-Up Value, if any, as described below, or
                                                           o  the Roll-Up Death Benefit Value (as described below) on the Annuitant's 80th birthday, plus any additional
                                                              Purchase Payments and minus any partial surrender
                                                              reductions (as described below) that occur after the
                                                              Annuitant's 80th birthday.
------------------------------------------------------------------------------------------------------------------------

* If you have elected the GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE (FOR STANDARD DEATH BENEFIT)

The Step-Up Value will initially equal the Contract Value on the seventh Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Death Report Date. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date or the Annuitant's 80th birthday is before the seventh Contract Date anniversary, there is no Step-Up Value

STEP-UP VALUE (FOR STEP-UP AND ROLL-UP DEATH BENEFITS)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b)   is any Purchase Payment made during the previous Contract Year

     c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b) is any Purchase Payment made since the previous Contract Date anniversary

     c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MANDATORY
   BEFORE THE MATURITY DATE,                  THE COMPANY WILL                                                   PAYOUT RULES
     UPON THE DEATH OF THE                  PAY THE PROCEEDS TO:          UNLESS. . .                            APPLY*
----------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)          The beneficiary (ies), or       Unless the beneficiary elects to       Yes
(WITH NO JOINT OWNER)                     if none, to the CONTRACT        continue the Contract rather than
                                          OWNER'S estate.                 receive the distribution.
----------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT) (WITH        The beneficiary (ies), or       Unless the beneficiary elects to       Yes
NO JOINT OWNER)                           if none, to the CONTRACT        continue the Contract rather than
                                          OWNER'S estate.                 receive the distribution.
----------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS NOT       The surviving joint owner.                                             Yes
THE ANNUITANT)
----------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS THE       The beneficiary (ies), or,      Unless the beneficiary elects to       Yes
ANNUITANT)                                if none, to the surviving       continue the Contract rather than
                                          joint owner.                    receive a distribution.
----------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT THE       The surviving joint owner.      Unless the spousal beneficiary         Yes
ANNUITANT)                                                                elects to continue the Contract.
----------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE           The beneficiary (ies), or       Unless the spouse elects to            Yes
ANNUITANT)                                if none, to the surviving       continue the Contract.
                                          joint owner
                                                                          A spouse who is not the
                                                                          beneficiary may decline to
                                                                          receive the proceeds or to
                                                                          continue the Contract and
                                                                          instruct the Company to pay the
                                                                          beneficiary.
----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE CONTRACT        The beneficiary (ies), or       Unless the beneficiary elects to       Yes
OWNER)                                    if none, to the CONTRACT        continue the Contract rather than
                                          OWNER.                          receive the distribution.

                                                                          Or, if there is a CONTINGENT
                                                                          ANNUITANT, then the CONTINGENT
                                                                          ANNUITANT becomes the ANNUITANT
                                                                          and the Contract continues in
                                                                          effect (generally using the
                                                                          original MATURITY DATE). The
                                                                          proceeds will then be paid upon
                                                                          the death of the CONTINGENT
                                                                          ANNUITANT or owner.
----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT  (WHO IS THE CONTRACT OWNER)    See death of "owner who is                                             Yes
                                          the ANNUITANT" above.
----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A               The beneficiary (ies), or                                              Yes (Death of
NON-NATURAL ENTITY/TRUST)                 if none, to the owner.                                                 ANNUITANT is
                                                                                                                 treated as
                                                                                                                 death of the
                                                                                                                 owner in these
                                                                                                                 circumstances.)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MANDATORY
   BEFORE THE MATURITY DATE,                  THE COMPANY WILL                                                   PAYOUT RULES
     UPON THE DEATH OF THE                  PAY THE PROCEEDS TO:          UNLESS. . .                            APPLY*
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT (ASSUMING            No death proceeds are                                                  N/A
ANNUITANT IS STILL ALIVE)                 payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                               No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                    No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------

                                            QUALIFIED CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MANDATORY
   BEFORE THE MATURITY DATE,                  THE COMPANY WILL                                                   PAYOUT RULES
     UPON THE DEATH OF THE                  PAY THE PROCEEDS TO:          UNLESS. . .                            APPLY*
----------------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT                           The beneficiary (ies), or       Unless the beneficiary elects to       Yes
                                          if none, to the CONTRACT        continue the Contract rather than
                                          OWNER'S estate.                 receive a distribution.
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                               No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                    No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------

------------------------
     * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     o    transfer ownership;

     o    take a loan; or

     o    make additional Purchase Payments.

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

     o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.
NOTE: You may not elect the GMWB Rider if you have also elected the GMAB Rider offered under the Contract.

Your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, and a withdrawal of $10,000 is taken in Contract Year two:

-----------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE            RBB               AWB (5%)
-----------------------------------------------------------------------------------------------------------------------------------
  VALUES AS OF
-----------------------------------------------------------------------------------------------------------------------------------
  CONTRACT DATE        $100,000         $100,000              $5,000         $100,000         $100,000             $5,000
-----------------------------------------------------------------------------------------------------------------------------------
  IMMEDIATELY PRIOR
  TO WITHDRAWAL,
  CONTRACT YEAR TWO    $115,000         $100,000              $5,000          $85,000         $100,000             $5,000
-----------------------------------------------------------------------------------------------------------------------------------
  IMMEDIATELY AFTER                     $91,304               $4,565                          $88,235              $4,412
  WITHDRAWAL,                     [100,000 - (100,000     [5,000 - (5,000               [100,000 - (100,000    [5,000 - (5,000
  CONTRACT YEAR TWO    $105,000   x 10,000/115,000)]    x 10,000/115,000)]    $75,000    x 10,000/85,000)]   x 10,000/85,000)]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN VALUE
  DUE TO WITHDRAWAL
  (PARTIAL
  SURRENDER
  REDUCTION)           $10,000           $8,696                $435           $10,000         $11,765               $58811
-----------------------------------------------------------------------------------------------------------------------------------

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED AS OF JUNE 14, 2004 IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider

Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

     o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal.

          When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                     ----------------------------------------------------------------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                 BASE
                                         CALCULATION                                          CALCULATION
                      CONTRACT VALUE        AMOUNT        BENEFIT BASE     CONTRACT VALUE        AMOUNT         BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000          $85,000           $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                               $0(1)                                              $15,000(2)
-------------------------------------------------------------------------------------------------------------------------------

--------------
 (1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
 (2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

                             EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT
                     ----------------------------------------------------------------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
-------------------------------------------------------------------------------------------------------------------------------
                                                              BASE                                                  BASE
                                           PURCHASE        CALCULATION                          PURCHASE        CALCULATION
                      CONTRACT VALUE       PAYMENT           AMOUNT        CONTRACT VALUE       PAYMENT            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------------------------------------------------------------------------------------------------------------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000          $90,000               $10,000               $8,696               $10,000
-------------------------------------------------------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE

-------------------------------------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                 $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                     $75,000          $88,235               $10,000              $11,765               $11,765
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INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

     o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.

                        CLASS A SUBACCOUNTS/UNDERLYING FUNDS                               CLASS B SUBACCOUNTS/ UNDERLYING
                                                                                                        FUNDS

Capital Appreciation Fund                   MERRILL LYNCH VARIABLE SERIES FUNDS,         High Yield Bond Trust
Managed Assets Trust                        INC.                                         Money Market Portfolio (Travelers)
ALLIANCEBERNSTEIN VARIABLE PRODUCT          Merrill Lynch Global Allocation V.I.         PIMCO VARIABLE INSURANCE TRUST
SERIES FUND, INC.                           Fund -- Class III Shares                     Real Return Portfolio --
AllianceBernstein Premier Growth            Merrill Lynch Small Cap Value V.I. Fund      Administrative Class
Portfolio -- Class B                        -- Class III Shares                          Total Return Portfolio --
AMERICAN FUNDS INSURANCE SERIES             OPPENHEIMER VARIABLE ACCOUNT FUNDS           Administrative Class
Global Growth Fund -- Class 2 Shares        Oppenheimer Main Street Fund/VA --           THE TRAVELERS SERIES TRUST
Growth Fund -- Class 2 Shares               Service Shares                               Federated High Yield Portfolio
Growth-Income Fund -- Class 2 Shares        PUTNAM VARIABLE TRUST                        Pioneer Strategic Income Portfolio
DELAWARE VIP TRUST                          Putnam VT Small Cap Value Fund --            Travelers Quality Bond Portfolio
Delaware VIP REIT Series-Standard Class     Class IB Shares                              U.S. Government Securities
DREYFUS VARIABLE INVESTMENT FUND            SALOMON BROTHERS VARIABLE SERIES FUNDS       Portfolio
Appreciation Portfolio -- Initial Shares    INC.                                         TRAVELERS SERIES FUND INC.
Developing Leaders Portfolio --             All Cap Fund -- Class I                      SB Adjustable Rate Income
Initial Shares                              Investors Fund -- Class I                    Portfolio -- Class I Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE       Large Cap Growth Fund -- Class I
PRODUCTS TRUST                              Small Cap Growth Fund -- Class I
Mutual Shares Securities Fund -- Class      THE TRAVELERS SERIES TRUST
2 Shares                                    Convertible Securities Portfolio
Templeton Developing Markets                Disciplined Mid Cap Stock Portfolio
Securities Fund -- Class 2 Shares           Equity Income Portfolio
Templeton Foreign Securities Fund --        Federated Stock Portfolio
Class 2                                     Large Cap Portfolio
Templeton Growth Securities Fund --         Lazard International Stock Portfolio
Class 2 Shares                              MFS Emerging Growth Portfolio
GREENWICH STREET SERIES FUND                MFS Mid Cap Growth Portfolio
Equity Index Portfolio -- Class II          MFS Value Portfolio
Shares                                      Merrill Lynch Large Cap Core Portfolio
Salomon Brothers Variable Aggressive        Pioneer Fund Portfolio
Growth Fund -- Class I Shares               TRAVELERS SERIES FUND INC.
Salomon Brothers Variable Growth &          AIM Capital Appreciation Portfolio
Income Fund -- Class I Shares               Strategic Equity Portfolio
JANUS ASPEN SERIES                          MFS Total Return Portfolio
Global Technology Portfolio -- Service      Social Awareness Stock Portfolio
Shares                                      VAN KAMPEN LIFE INVESTMENT TRUST
LAZARD RETIREMENT SERIES, INC.              Comstock Portfolio Class II Shares
Lazard Retirement Small Cap Portfolio       VARIABLE INSURANCE PRODUCTS FUND II
LORD ABBETT SERIES FUND, INC.               Contrafund(R)Portfolio -- Service Class 2
Growth and Income Portfolio                 VARIABLE INSURANCE PRODUCTS FUND III
Mid-Cap Value Portfolio                     Dynamic Capital Appreciation Portfolio
                                            -- Service Class 2
                                            Mid Cap Portfolio -- Service Class 2

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
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MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
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ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

                        MISCELLANEOUS CONTRACT PROVISIONS
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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
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The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

                           FEDERAL TAX CONSIDERATIONS
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The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the beneficiary provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
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THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut, 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts according to one or more schedules. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 2% annually of average account value (if asset-based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms.

The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), Merrill Lynch, NFP Securities, Inc., and Piper

Jaffray. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Contract to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Contracts may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

CITISTREET EQUITIES LLC/CITISTREET ASSOCIATES LLC. CitiStreet Equities LLC and its affiliate, CitiStreet Associates LLC, are part of a joint venture between Citigroup Inc., the Company's ultimate parent, and State Street Corporation. The Company pays CitiStreet Equities LLC compensation of up to 12% of Purchase Payments and/or 2% of Contract Value in connection with the sale of the Contracts. In addition, CitiStreet Equities LLC receives compensation for the hiring and training of sales representatives and for meeting certain gross sales goals and net sales goals (sales less redemptions) which may cause CitiStreet Equities LLC or its representatives to favor the Company's products. The Company has also entered into an agreement with CitiStreet Associates LLC whereby the Company pays CitiStreet Associates LLC fees in connection with CitiStreet Associates' provision of certain administrative, recordkeeping, marketing and support services in relation to annuity contracts sold by CitiStreet Equities LLC in connection with Section 401(a), 401(k), 403(b), 457(b) and 408(b) plans. Any compensation payable to CitiStreet Associates LLC or CitiStreet Equities LLC will be made by TDLLC or the Company out of its own assets and will not result in any additional direct charge to you.

CITICORP INVESTMENT SERVICES, INC. TDLLC has entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
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              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (10/03)........................   2003        1.000           1.217                      --

   Money Market Portfolio (8/03)............................   2003        1.000           0.995                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (10/03)..........................................   2003        1.000           1.147                   1,052

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.321                   7,684

   Growth Fund -- Class 2 Shares (6/03).....................   2003        1.000           1.260                      --

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.258                   4,614

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.265                   1,299

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (5/03)............................................   2003        1.000           1.172                      --

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.286                   4,790

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.208                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Templeton Developing Markets Securities Fund -- Class 2     2003        1.000           1.480                      --
   Shares (7/03)............................................

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.329                      --

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.213                      --

   Salomon Brothers Variable Emerging Growth Fund -- Class I
   Shares (7/03)............................................   2003        1.000           1.274                      --

   Salomon Brothers Variable Growth & Income
   Fund -- Class I Shares (7/03)............................   2003        1.000           1.230                      --

Janus Aspen Series
   Balanced Portfolio -- Service Shares (7/03)..............   2003        1.000           1.095                      --

   Global Life Sciences Portfolio -- Service Shares (12/03).   2003        1.000           1.193                      --

   Global Technology Portfolio -- Service Shares (11/03)....   2003        1.000           1.387                   2,662

   Worldwide Growth Portfolio -- Service Shares (7/03)......   2003        1.000           1.255                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)............   2003        1.000           1.335                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03).......................   2003        1.000           1.244                      --

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.259                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.079                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.072                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (9/03).....   2003        1.000           1.047                   4,343

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.014                   1,174

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (6/03)............................................   2003        1.000           1.294                   1,276

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.431                   7,026

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (8/03)...........................   2003        1.000           1.312                   8,628

   Investors Fund -- Class I (7/03).........................   2003        1.000           1.275                      --

   Large Cap Growth Fund -- Class I (9/03)..................   2003        1.000           1.309                      --

   Small Cap Growth Fund -- Class I (8/03)..................   2003        1.000           1.431                      --

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)..................   2003        1.000           1.142                   2,652

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.301                   4,098

   Equity Income Portfolio (7/03)...........................   2003        1.000           1.236                   8,239

   Federated High Yield Portfolio (9/03)....................   2003        1.000           1.110                      --

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.252                      --

   Large Cap Portfolio (9/03)...............................   2003        1.000           1.190                      --

   Lazard International Stock Portfolio (8/03)..............   2003        1.000           1.267                      --

   Merrill Lynch Large Cap Core Portfolio (7/03)............   2003        1.000           1.162                      --

   MFS Emerging Growth Portfolio (12/03)....................   2003        1.000           1.198                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.283                      --

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.192                      --

   Travelers Quality Bond Portfolio (8/03)..................   2003        1.000           1.016                  10,788

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)...............   2003        1.000           1.227                   8,005

   MFS Total Return Portfolio (5/03)........................   2003        1.000           1.127                  10,090

   SB Adjustable Rate Income Portfolio -- Class I
   Shares (12/03)...........................................   2003        1.000           0.999                      --

   Strategic Equity Portfolio (7/03)........................   2003        1.000           1.230                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.262                      --

   Enterprise Portfolio -- Class II Shares (1/04)...........   2003        1.000           1.189                      --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (5/03).........   2003        1.000           1.241                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (6/03)...........................................   2003        1.000           1.186                   1,281

   Mid Cap Portfolio -- Service Class 2 (6/03)..............   2003        1.000           1.412                   3,192

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (10/03)........................   2003        1.000           1.210                      --

   Money Market Portfolio (8/03)............................   2003        1.000           0.989                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (10/03)..........................................   2003        1.000           1.140                      --

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.313                      --

   Growth Fund -- Class 2 Shares (6/03).....................   2003        1.000           1.252                   8,906

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.250                  11,257

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.258                      --

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (5/03)............................................   2003        1.000           1.165                   4,718

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.278                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.201                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03)............................................   2003        1.000           1.471                      --

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.321                      --

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.206                      --

   Salomon Brothers Variable Emerging Growth Fund -- Class I
   Shares (7/03)............................................   2003        1.000           1.267                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Salomon Brothers Variable Growth & Income                   2003        1.000           1.222                      --
   Fund -- Class I Shares (7/03)............................

Janus Aspen Series
   Balanced Portfolio -- Service Shares (7/03)..............   2003        1.000           1.089                      --

   Global Life Sciences Portfolio -- Service Shares (12/03).   2003        1.000           1.186                      --

   Global Technology Portfolio -- Service Shares (11/03)....   2003        1.000           1.379                      --

   Worldwide Growth Portfolio -- Service Shares (7/03)......   2003        1.000           1.247                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)............   2003        1.000           1.327                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03).......................   2003        1.000           1.237                      --

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.252                   4,576

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.078                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.071                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (9/03).....   2003        1.000           1.041                      --

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.008                      --

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB

   Shares (6/03)............................................   2003        1.000           1.287                      --

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.422                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (8/03)...........................   2003        1.000           1.304                      --

   Investors Fund -- Class I (7/03).........................   2003        1.000           1.267                      --

   Large Cap Growth Fund -- Class I (9/03)..................   2003        1.000           1.301                      --

   Small Cap Growth Fund -- Class I (8/03)..................   2003        1.000           1.422                   4,243

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)..................   2003        1.000           1.135                      --

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.293                      --

   Equity Income Portfolio (7/03)...........................   2003        1.000           1.228                      --

   Federated High Yield Portfolio (9/03)....................   2003        1.000           1.103                      --

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.245                      --

   Large Cap Portfolio (9/03)...............................   2003        1.000           1.182                      --

   Lazard International Stock Portfolio (8/03)..............   2003        1.000           1.259                   6,836

   Merrill Lynch Large Cap Core Portfolio (7/03)............   2003        1.000           1.155                      --

   MFS Emerging Growth Portfolio (12/03)....................   2003        1.000           1.191                      --

   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.275                      --

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.185                      --

   Travelers Quality Bond Portfolio (8/03)..................   2003        1.000           1.010                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)...............   2003        1.000           1.219                      --

   MFS Total Return Portfolio (5/03)........................   2003        1.000           1.120                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SB Adjustable Rate Income Portfolio -- Class I
   Shares (12/03)...........................................   2003        1.000           0.997                      --

   Strategic Equity Portfolio (7/03)........................   2003        1.000           1.222                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.254                      --

   Enterprise Portfolio -- Class II Shares (1/04)...........   2003        1.000           1.181                      --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (5/03).........   2003        1.000           1.233                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (6/03)...........................................   2003        1.000           1.179                      --

   Mid Cap Portfolio -- Service Class 2 (6/03)..............   2003        1.000           1.403                   4,277


                                      NOTES

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio -- Class B

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund -- Class IB Shares changed its name to Putnam VT International Equity Fund -- Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund -- Class I changed its name to All Cap Fund -- Class I.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003: The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Small Cap Portfolio -- Initial Shares changed its name to Dreyfus VIF Development Leaders Portfolio -- Initial Shares.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Appreciation Portfolio -- Initial Shares changed its name to Dreyfus VIF Appreciation Portfolio -- Initial Shares.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX B
--------------------------------------------------------------------------------

              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (6/03).........................   2003        1.000           1.217                  22,095

   Money Market Portfolio (6/03)............................   2003        1.000           0.995                 600,572

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2003        1.000           1.147                      --

American Funds Insurance Series

   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.321                  37,036

   Growth Fund -- Class 2 Shares (5/03).....................   2003        1.000           1.260                 175,834

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.258                 261,983

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.265                 165,625

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (7/03)............................................   2003        1.000           1.172                  74,699

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.286                  75,726

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.208                  39,577

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Templeton Developing Markets Securities Fund -- Class 2     2003        1.000           1.480                     279
   Shares (7/03)............................................

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.329                  27,829

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.213                 185,884

   Salomon Brothers Variable Emerging Growth
   Fund -- Class I Shares (5/03)............................   2003        1.000           1.274                  15,899

   Salomon Brothers Variable Growth & Income Fund -- Class I
   Shares (7/03)............................................   2003        1.000           1.230                  22,497

Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/03)..............   2003        1.000           1.095                  12,940

   Global Life Sciences Portfolio -- Service Shares (6/03)..   2003        1.000           1.193                  10,447

   Global Technology Portfolio -- Service Shares (8/03).....   2003        1.000           1.387                   6,694

   Worldwide Growth Portfolio -- Service Shares (6/03)......   2003        1.000           1.255                   5,185

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03).............   2003        1.000           1.335                  20,495

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03).......................   2003        1.000           1.244                  44,421

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.259                  34,477

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.079                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.072                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2003        1.000           1.047                  47,635

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.014               1,692,427

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (5/03)............................................   2003        1.000           1.294                  19,436

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.431                  62,905

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2003        1.000           1.312                  56,649

   Investors Fund -- Class I (6/03).........................   2003        1.000           1.275                  61,697

   Large Cap Growth Fund -- Class I (6/03)..................   2003        1.000           1.309                  25,262

   Small Cap Growth Fund -- Class I (5/03)..................   2003        1.000           1.431                  39,511

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)..................   2003        1.000           1.142                 100,931

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.301                  38,923

   Equity Income Portfolio (6/03)...........................   2003        1.000           1.236                  57,194

   Federated High Yield Portfolio (6/03)....................   2003        1.000           1.110                 154,529

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.252                   2,365

   Large Cap Portfolio (6/03)...............................   2003        1.000           1.190                  52,765

   Lazard International Stock Portfolio (6/03)..............   2003        1.000           1.267                  11,315

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2003        1.000           1.162                      --

   MFS Emerging Growth Portfolio (6/03).....................   2003        1.000           1.198                  11,628

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.283                  36,255

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.192                      --

   Travelers Quality Bond Portfolio (6/03)..................   2003        1.000           1.016                 317,950

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)................   2003        1.000           1.227                  37,898

   MFS Total Return Portfolio (6/03)........................   2003        1.000           1.127                 272,384

   SB Adjustable Rate Income Portfolio -- Class I

   Shares (1/04)............................................   2003        1.000           0.999                      --

   Strategic Equity Portfolio (6/03)........................   2003        1.000           1.230                  18,019

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.262                  24,388

   Enterprise Portfolio -- Class II Shares (6/03)...........   2003        1.000           1.189                  23,162

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (6/03)..........   2003        1.000           1.241                  19,422

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (8/03)...........................................   2003        1.000           1.186                      --

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2003        1.000           1.412                  40,694

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (6/03).........................   2003        1.000           1.210                      --

   Money Market Portfolio (6/03)............................   2003        1.000           0.989                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2003        1.000           1.140                   5,616

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.313                      --

   Growth Fund -- Class 2 Shares (5/03).....................   2003        1.000           1.252                   5,233

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.250                  26,460

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.258                   5,250

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (7/03)............................................   2003        1.000           1.165                      --

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.278                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.201                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03)............................................   2003        1.000           1.471                  18,864

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.321                  26,281

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.206                   5,449

   Salomon Brothers Variable Emerging Growth
   Fund -- Class I Shares (5/03)............................   2003        1.000           1.267                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Salomon Brothers Variable Growth & Income                   2003        1.000           1.222                      --
   Fund -- Class I Shares (7/03)............................

Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/03)..............   2003        1.000           1.089                      --

   Global Life Sciences Portfolio -- Service Shares (6/03)..   2003        1.000           1.186                      --

   Global Technology Portfolio -- Service Shares (8/03).....   2003        1.000           1.379                      --

   Worldwide Growth Portfolio -- Service Shares (6/03)......   2003        1.000           1.247                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03).............   2003        1.000           1.327                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03).......................   2003        1.000           1.237                      --

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.252                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.078                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.071                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2003        1.000           1.041                      --

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.008                      --

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (5/03)............................................   2003        1.000           1.287                      --

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.422                   4,953

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2003        1.000           1.304                      --

   Investors Fund -- Class I (6/03).........................   2003        1.000           1.267                      --

   Large Cap Growth Fund -- Class I (6/03)..................   2003        1.000           1.301                      --

   Small Cap Growth Fund -- Class I (5/03)..................   2003        1.000           1.422                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)..................   2003        1.000           1.135                 108,224

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.293                  48,103

   Equity Income Portfolio (6/03)...........................   2003        1.000           1.228                      --

   Federated High Yield Portfolio (6/03)....................   2003        1.000           1.103                      --

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.245                      --

   Large Cap Portfolio (6/03)...............................   2003        1.000           1.182                      --

   Lazard International Stock Portfolio (6/03)..............   2003        1.000           1.259                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2003        1.000           1.155                      --

   MFS Emerging Growth Portfolio (6/03).....................   2003        1.000           1.191                      --

   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.275                      --

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.185                      --

   Travelers Quality Bond Portfolio (6/03)..................   2003        1.000           1.010                   6,136

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)................   2003        1.000           1.219                  68,479

   MFS Total Return Portfolio (6/03)........................   2003        1.000           1.120                  98,660

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SB Adjustable Rate Income Portfolio -- Class I              2003        1.000           0.997                      --
   Shares (1/04)............................................

   Strategic Equity Portfolio (6/03)........................   2003        1.000           1.222                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.254                      --

   Enterprise Portfolio -- Class II Shares (6/03)...........   2003        1.000           1.181                      --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (6/03).........   2003        1.000           1.233                 113,284

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (8/03)...........................................   2003        1.000           1.179                      --

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2003        1.000           1.403                      --


                                      NOTES

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio -- Class B

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund -- Class IB Shares changed its name to Putnam VT International Equity Fund -- Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund -- Class I changed its name to All Cap Fund -- Class I.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003: The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Small Cap Portfolio -- Initial Shares changed its name to Dreyfus VIF Development Leaders Portfolio -- Initial Shares.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Appreciation Portfolio -- Initial Shares changed its name to Dreyfus VIF Appreciation Portfolio -- Initial Shares.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX C

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

                                   APPENDIX D

--------------------------------------------------------------------------------
\
            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
              (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON
                       THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

       (a) is Medicare approved as a provider of skilled nursing care services; and

       (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

       (a) is licensed as a nursing care facility by the state in which it is licensed;

       (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

       (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

       (d) provides, as a primary function, nursing care and room and board; and charges for these services;

       (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

       (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

       (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

       (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

       (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

       (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

       (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

       (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                         The Insurance Company
                         Principal Underwriter
                         Distribution and Principal Underwriting Agreement Valuation of Assets
                         Federal Tax Considerations
                         Independent Accountants
                         Financial Statements

Copies of the Statement of Additional Information dated May 3, 2004 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19933S-TIC, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19933S-TLAC.

Name:
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Address:
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L-19951                                                               May, 2004

                 PIONEER ANNUISTAR(SM) VALUE ANNUITY PROSPECTUS:
              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR(SM) VALUE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:


Money Market Portfolio                                                Pioneer Europe VCT Portfolio -- Class II Shares
AIM VARIABLE INSURANCE FUNDS, INC.                                    Pioneer Fund VCT Portfolio -- Class II Shares
   AIM V.I. Capital Appreciation Fund -- Series II                    Pioneer Growth Shares VCT Portfolio -- Class II
   AIM V.I. Mid Cap Core Equity -- Series II                            Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                  Pioneer High Yield VCT Portfolio -- Class II Shares
   Franklin Rising Dividends Securities Fund -- Class 2               Pioneer International Value VCT Portfolio -- Class II Shares
   Franklin Small Cap Fund -- Class 2 Shares                          Pioneer Mid Cap Value VCT Portfolio -- Class II
   Templeton Foreign Securities Fund -- Class 2 Shares                  Shares
GREENWICH STREET SERIES FUND                                          Pioneer Oak Ridge Large Cap Growth VCT
   Salomon Brothers Variable Aggressive Growth                          Portfolio -- Class II Shares
     Fund -- Class II Shares(1)                                       Pioneer Papp America-Pacific Rim VCT Portfolio --
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                      Class II Shares
   Oppenheimer Capital Appreciation Fund/VA --                        Pioneer Papp Small & Mid Cap Growth VCT
     Service Shares                                                     Portfolio -- Class II Shares
   Oppenheimer Global Securities Fund/VA -- Service                   Pioneer Real Estate Shares VCT Portfolio-- Class II
     Shares                                                             Shares
PIONEER VARIABLE CONTRACTS TRUST                                      Pioneer Small Cap Value VCT Portfolio -- Class II
   Pioneer America Income VCT Portfolio -- Class II                     Shares
     Shares                                                           Pioneer Small Company VCT Portfolio -- Class II
   Pioneer Balanced VCT Portfolio -- Class II Shares                    Shares
   Pioneer Emerging Markets VCT Portfolio -- Class II                 Pioneer Strategic Income VCT Portfolio -- Class II
     Shares                                                             Shares
   Pioneer Equity Income VCT Portfolio -- Class II                    Pioneer Value VCT Portfolio
     -- Class II Shares Shares                                     SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
                                                                      Total Return Fund -- Class II

--------------
(1) Formerly Salomon Brothers Variable Emerging Growth
    Fund -- Class II Shares


The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-866-291-2474 or access the SEC's website (http://www.sec.gov). See Appendix B for the SAI's table of contents.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 3, 2004

                                TABLE OF CONTENTS

Glossary...............................................      3    The Annuity Period.................................     38
Summary................................................      4       Maturity Date...................................     38
Fee Table..............................................      8       Allocation of Annuity...........................     38
Condensed Financial Information........................     13       Variable Annuity................................     38
The Annuity Contract...................................     13       Fixed Annuity...................................     39
   Contract Owner Inquiries............................     14    Payment Options....................................     39
   Purchase Payments...................................     14       Election of Options.............................     39
   Accumulation Units..................................     14       Annuity Options.................................     39
   The Variable Funding Options........................     14       Variable Liquidity Benefit .....................     40
   Fixed Account.......................................     18    Miscellaneous Contract Provisions..................     40
Charges and Deductions.................................     18       Right to Return.................................     40
   General.............................................     18       Termination.....................................     40
   Withdrawal Charge...................................     19       Required Reports................................     41
   Free Withdrawal Allowance...........................     19       Suspension of Payments..........................     41
   Administrative Charges..............................     19    The Separate Accounts..............................     41
   Mortality and Expense Risk Charge...................     20       Performance Information.........................     41
   Enhanced Stepped-Up Provision Charge................     20    Federal Tax Considerations.........................     42
   Guaranteed Minimum Withdrawal Benefit                             General Taxation of Annuities...................     42
    Charge.............................................     20       Types of Contracts: Qualified and
   Guaranteed Minimum Accumulation Benefit                             Non-qualified.................................     42
    Charge.............................................              Qualified Annuity Contracts.....................     42
   Variable Liquidity Benefit Charge...................     20         Taxation of Qualified Annuity Contracts.......     42
   Transfer Charge.....................................     20         Mandatory Distributions for Qualified
   Variable Funding Option Expenses....................     21           Plans.......................................     43
   Premium Tax.........................................     21       Non-qualified Annuity Contracts.................     43
   Changes in Taxes Based upon                                         Diversification Requirements for
     Premium or Value..................................     21           Variable Annuities..........................     44
Transfers..............................................     21         Ownership of the Investments..................     44
   Dollar Cost Averaging...............................     22         Taxation of Death Benefit Proceeds............     44
Access to Your Money...................................     23       Other Tax Considerations........................     44
   Systematic Withdrawals..............................     23         Treatment of Charges for Optional
   Managed Distribution Program........................     23           Benefits....................................     44
   Loans...............................................     23         Penalty Tax for Premature Distribution........     44
Ownership Provisions...................................     24         Puerto Rico Tax Considerations................     44
   Types of Ownership..................................     24         Non-Resident Aliens...........................     45
     Contract Owner....................................     24    Other Information..................................     45
     Beneficiary.......................................     24       The Insurance Companies.........................     45
     Annuitant.........................................     24       Financial Statements............................     45
Death Benefit..........................................     25       Distribution of Variable Annuity Contracts......     45
   Death Proceeds before the Maturity Date.............     25       Conformity with State and Federal Laws..........     47
   Enhanced Stepped-Up Provision.......................     26       Voting Rights...................................     47
   Payment of Proceeds.................................     27       Restrictions on Financial Transactions..........     47
   Spousal Contract Continuance........................     29       Legal Proceedings and Opinions..................     47
   Beneficiary Contract Continuance....................     29    Appendix A: Condensed Financial
   Planned Death Benefit...............................     29       Information: TIC Separate Account
   Death Proceeds after the Maturity Date..............     30         Thirteen for Variable Annuities...............    A-1
 Living Benefits.......................................     30    Appendix B: Condensed Financial
   Guaranteed Minimum Withdrawal Benefit...............     30       Information: TLAC Separate Account
   Guaranteed Minimum Accumulation Benefit.............     32         Fourteen for Variable Annuities..............     B-1
                                                                  Appendix C: The Fixed Account......................    C-1
                                                                  Appendix D: Waiver of Withdrawal Charge
                                                                     for Nursing Home Confinement....................    D-1
                                                                  Appendix E: Contents of the Statement of
                                                                     Additional Information..........................    E-1


                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS - a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted. CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date. CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                        PIONEER ANNUISTAR(SM) VALUE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your

Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

       o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

       o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

       O GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you either 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payment has been returned in full. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. We reserve the right not to include additional Purchase Payments in the calculation of the amount that we guarantee to return.

       o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE........................................6%(1)
      (AS A PERCENTAGE OF THE PURCHASE PAYMENTS WITHDRAWN)

      TRANSFER CHARGE..........................................$10(2)
      (ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)

      VARIABLE LIQUIDITY BENEFIT CHARGE........................6%(3)
      (As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE....................$30(4)


--------------

(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

    YEARS SINCE PURCHASE PAYMENT MADE         WITHDRAWAL CHARGE
------------------------------------------  ----------------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               2 years                6%
        2 years               4 years                5%
        4 years               5 years                4%
        5 years               6 years                3%
        6 years               7 years                2%
       7 + years                                     0%

(2)  We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

   YEARS SINCE INITIAL PURCHASE PAYMENT        WITHDRAWAL CHARGE
-------------------------------------------  -----------------------
GREATER THAN OR EQUAL TO    BUT LESS THAN
         0 years               2 years                 6%
         2 years               4 years                 5%
         4 years               5 years                 4%
         5 years               6 years                 3%
         6 years               7 years                 2%
         7+years                                       0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES

(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.35% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a maximum charge of 1.00% for GMWB, each an optional feature. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:


                                                     STANDARD DEATH BENEFIT        ENHANCED DEATH BENEFIT
                                                  ----------------------------- ------------------------------
 Mortality and Expense Risk Charge..............             1.35%                          1.60%
 Administrative Expense Charge..................             0.15%                          0.15%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO
 OPTIONAL FEATURES SELECTED.....................             1.50%                          1.75%
 Optional E.S.P. Charge.........................             0.20%                          0.20%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 E.S.P. ONLY SELECTED...........................             1.70%                          1.95%
 Optional GMAB Charge...........................             0.50%                          0.50%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 GMAB ONLY SELECTED.............................             2.00%                          2.25%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 E.S.P. AND GMAB SELECTED(5)....................             2.20%                          2.45%
 Maximum Optional GMWB Charge...................            1.00%(6)                      1.00%(6)
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 GMWB ONLY SELECTED.............................             2.50%                          2.75%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 E.S.P. AND GMWB SELECTED.......................             2.70%                          2.95%


--------------
(5)  GMAB and GMWB cannot both be elected.
(6)  The current charge for GMWB is 0.40%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2003 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                                MINIMUM                   MAXIMUM
                                                                           -------------------      --------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                             0.42%                    10.93%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                     DISTRIBUTION                             CONTRACTUAL FEE     NET TOTAL
                                                        AND/OR                 TOTAL ANNUAL       WAIVER            ANNUAL
                                       MANAGEMENT   SERVICE (12b-1)   OTHER      OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                          FEE            FEES        EXPENSES    EXPENSES      REIMBURSEMENT       EXPENSES
------------------                    ------------- ---------------  --------  ------------   ---------------     -----------
Money Market Portfolio...............     0.32%           --          0.10%        0.42%            --              0.42%(1)
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Capital Appreciation
     Fund -- Series II*..............     0.61%          0.25%        0.24%        1.10%            --              1.10%
   AIM V.I. Mid Cap Core Equity --
     Series II*......................     0.73%          0.25%        0.34%        1.32%            --              1.32%(2)
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Rising Dividends
     Securities Fund -- Class 2
     Shares*.........................     0.74%          0.25%        0.03%        1.02%           0.01%            1.01%(3)
   Franklin Small Cap Fund -- Class 2
     Shares*.........................     0.51%          0.25%        0.29%        1.05%           0.04%            1.01%(4)
   Templeton Foreign Securities
     Fund -- Class 2 Shares*.........     0.69%          0.25%        0.22%        1.16%           0.04%            1.12%(5)
GREENWICH STREET SERIES FUND
   Salomon Brothers Variable
     Aggressive Growth Fund --
     Class II Shares*................     0.95%          0.25%        0.44%        1.64%            --              1.64%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Capital Appreciation
     Fund/VA -- Service Shares*......     0.65%          0.25%        0.04%        0.94%            --              0.94%
   Oppenheimer Global Securities
     Fund/VA -- Service Shares*......     0.63%          0.25%        0.05%        0.93%            --              0.93%
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT
     Portfolio -- Class II Shares*...     0.55%          0.25%        0.21%        1.01%            --              1.01%
   Pioneer Balanced VCT Portfolio --
     Class II Shares*................     0.65%          0.25%        0.21%        1.11%            --              1.11%
   Pioneer Emerging Markets VCT
     Portfolio -- Class II Shares*...     1.15%          0.25%        1.25%        2.65%           0.66%            1.99%(6)
   Pioneer Equity Income VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.12%        1.02%            --              1.02%
   Pioneer Europe VCT Portfolio --
     Class II Shares*................     1.00%          0.25%        1.50%        2.75%           0.96%            1.79%(6)
   Pioneer Fund VCT Portfolio --
     Class II Shares*................     0.65%          0.25%        0.10%        1.00%            --              1.00%
   Pioneer Growth Shares VCT
     Portfolio -- Class II Shares*...     0.70%          0.25%        0.49%        1.44%            --              1.44%
   Pioneer High Yield VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.19%        1.09%            --              1.09%
   Pioneer International Value VCT
     Portfolio -- Class II Shares*...     1.00%          0.25%        0.77%        2.02%            --              2.02%(7)
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.10%        1.00%            --              1.00%
   Pioneer Oak Ridge Large Cap
     Growth VCT Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp America-Pacific Rim
     VCT Portfolio* -- Class II Shares*   0.75%          0.25%        4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp Small & Mid Cap
     Growth VCT Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        5.23%        6.23%           5.23%            1.00%(9)



                                                     DISTRIBUTION                             CONTRACTUAL FEE     NET TOTAL
                                                        AND/OR                 TOTAL ANNUAL       WAIVER            ANNUAL
                                       MANAGEMENT   SERVICE (12b-1)   OTHER      OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                          FEE            FEES        EXPENSES    EXPENSES      REIMBURSEMENT       EXPENSES
------------------                    ------------- ---------------  --------  ------------   ---------------     -----------
   Pioneer Real Estate Shares VCT
     Portfolio -- Class II
     Shares*.........................     0.80%          0.25%        0.23%        1.28%            --              1.28%
   Pioneer Small Cap Value VCT
     Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        1.65%        2.65%           1.07%            1.58%(6)
   Pioneer Small Company VCT
     Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        1.67%        2.67%           1.15%            1.52%(6)
   Pioneer Strategic Income VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.59%        1.49%            --              1.49%(6)
   Pioneer Value VCT Portfolio --
     Class II Shares*................     0.75%          0.25%        9.93%       10.93%           9.43%            1.50%(10)
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   Total Return Fund -- Class II*....     0.80%          0.25%        0.20%        1.25%            --              1.25%


--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Fund has a voluntary waiver of 0.40%. Other Expenses include a 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.

(3) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(4) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(5) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(6) The expenses in the table above reflect the contractual expense limitation in effect through May1, 2005 under which Pioneer has agreed not to impose all or a portion of it's management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% (Pioneer Emerging Markets Portfolio), 1.50% (Pioneer Europe VCT Portfolio), and 1.25% (Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio, and Pioneer Strategic Income VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(7)  Estimated for the portfolio's current fiscal year.

(8) Other Expenses are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(9) Other Expenses are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(10) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class I shares.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).


                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------  --------- ---------- -----------
Underlying Fund with Minimum Total Annual      941      1541      2063       3672       341       1041      1763        3672
Operating Expenses
Underlying Fund with Maximum Total Annual
Operating Expenses                            1928      4140      5858       9046      1328       3640      5558        9046


EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the current charge applies).


                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------  --------- ---------- -----------
Underlying Fund with Minimum Total Annual      882      1364      1772       3115       282       864       1472        3115
Operating Expenses
Underlying Fund with Maximum Total Annual
Operating Expenses                            1874      4015      5699       8900      1274       3515      5399        8900


EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.


                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------  --------- ---------- -----------
Underlying Fund with Minimum Total Annual      892      1394      1821       3210       292       894       1521        3210
Operating Expenses
Underlying Fund with Maximum Total Annual
Operating Expenses                            1883      4036      5726       8926      1283       3536      5426        8926


                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Pioneer AnnuistarSM Value Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                                         MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
      DEATH BENEFIT/OPTIONAL FEATURE                     ANNUITANT ON THE CONTRACT DATE
      -----------------------------------------------    -----------------------------------------------
      Standard Death Benefit                             80
      Enhanced Death Benefit                             75
      Enhanced Stepped-Up Provision (E.S.P)              75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-703-0527.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the

Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


                FUNDING                                  INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
Money Market Portfolio                    Seeks high current return with              Travelers Asset Management
                                          preservation of capital and liquidity.      International Company LLC ("TAMIC")
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Capital Appreciation          Seeks growth of capital. The Fund           A I M Advisers, Inc.
     Fund -- Series II                    normally invests in common stocks of
                                          companies that may benefit from new or
                                          innovative products, services or
                                          processes and those that have
                                          above-average long-term earnings
                                          growth.

   AIM V.I. Mid Cap Core Equity --        Seeks  long-term growth of capital. The     A I M Advisers, Inc.
     Series II                            Fund normally invests in equity
                                          securities, including convertible
                                          securities, of mid-cap companies.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Rising Dividends              Seeks long-term capital appreciation.       Franklin Advisory Services, LLC
     Securities Fund -- Class 2 Shares    Preservation of capital is an important
                                          secondary consideration. The Fund
                                          normally invests in investments of
                                          companies that have paid rising
                                          dividends.



                FUNDING                                  INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   Franklin Small Cap Fund --             Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Class 2 Shares                       Fund normally invests in small
                                          capitalization companies.

   Templeton Foreign Securities           Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     Fund -- Class 2 Shares               Fund normally invests in investments,
                                          primarily equity securities, of issuers
                                          located outside of the U.S., including
                                          those in emerging markets.

GREENWICH STREET SERIES FUND
   Salomon Brothers Variable              Seeks capital appreciation. The Fund        Salomon Brothers Asset Management
     Aggressive Growth Fund --            normally invests in common stocks of        ("SBAM")
     Class II Shares                      companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500. The Fund may invest in
                                          the securities of large, well-known
                                          companies, but a significant portion
                                          of Fund assets may also be invested in
                                          small to medium sized companies.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Capital Appreciation       Seeks capital appreciation. The Fund        OppenheimerFunds, Inc.
     Fund/VA -- Service Shares            normally invests in the common stocks
                                          of growth companies that may be new
                                          companies or well-established companies.
   Oppenheimer Global Securities          Seeks long-term capital appreciation.       OppenheimerFunds, Inc.
     Fund/VA-- Service Shares             The Fund normally invests in common
                                          stocks of foreign issuers,
                                          "growth-type" companies, cyclical
                                          industries and special situations that
                                          are considered to have appreciation
                                          possibilities.

PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT             Seeks as high a level of current income     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         as is consistent with preservation of
                                          capital. The Fund normally invests
                                          exclusively in U.S. Government
                                          securities and repurchase agreements
                                          and "when issued" commitments with
                                          respect to these securities.

   Pioneer Balanced VCT Portfolio --      Seeks capital growth and current            Pioneer Investment Management, Inc.
     Class II Shares                      income. The Fund normally invests in a      Subadviser: Prudential
                                          diversified portfolio of equity             Investment Management, Inc.
                                          securities and bonds and it is actively
                                          managed based on quantitative analysis
                                          and techniques.

   Pioneer Emerging Markets VCT           Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         Fund normally invests in the securities
                                          of emerging market corporate and
                                          government issuers, with an emphasis on
                                          equities.

   Pioneer Equity Income VCT              Seeks current income and long-term          Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         growth of capital. The Fund normally
                                          invests in income producing equity
                                          securities of U.S. issuers.

   Pioneer Europe VCT Portfolio --        Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Class II Shares                      Fund normally invests in equity
                                          securities of European issuers.
   Pioneer Fund VCT Portfolio --          Seeks reasonable income and capital         Pioneer Investment Management, Inc
     Class II Shares                      growth. The Fund normally invests in
                                          equity securities believed to be
                                          selling at reasonable prices or
                                          discounts to their underlying values.

   Pioneer Growth Shares VCT              Seeks appreciation of capital. The Fund     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         normally invests in equity securities
                                          believed to have above average
                                          potential for earnings and revenue
                                          growth.



                FUNDING                                  INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   Pioneer High Yield VCT Portfolio --    Seeks to maximize total return through      Pioneer Investment Management, Inc.
     Class II Shares                      a combination of income and capital
                                          appreciation. The Fund normally
                                          invests in below investment grade debt
                                          securities and preferred stocks.

   Pioneer International Value VCT        Seeks long-term capital growth. The         Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         Fund normally invests in equity
                                          securities of non-U.S. issuers located
                                          in both developed and emerging markets.

   Pioneer Mid Cap Value VCT              Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         normally invests in the equity
                                          securities of mid-size companies.

   Pioneer Oak Ridge Large Cap Growth     Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     VCT Portfolio -- Class II Shares     normally invests in equity securities       Subadviser: Oak Ridge
                                          of large capitalization U.S. companies      Investments, LLC
                                          and seeks to invest in issuers with
                                          above average potential for earnings
                                          growth.

   Pioneer Papp America-Pacific Rim       Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     VCT Portfolio -- Class II Shares     Fund normally invests in equity             Subadviser: L. Roy Papp &
                                          securities of issuers that have             Associates, LLP
                                          substantial sales to, or receive
                                          signficant income from, countries
                                          within the Pacific Rim, and seeks to
                                          invest in issuers with above average
                                          potential for earnings growth.

   Pioneer Papp Small & Mid Cap           Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     Growth VCT Portfolio -- Class II     Fund normally invests in equity             Subadviser: L. Roy Papp &
     Shares                               securities of small and                     Associates, LLP
                                          mid-capitalization issuers and seeks
                                          to invest in issuers with above
                                          average potential for earnings growth.

   Pioneer Real Estate Shares VCT         Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         Secondarily seeks income. The Fund
                                          normally invests in equity securities
                                          of real estate investment trusts and
                                          other real estate industry issuers.

   Pioneer Small Cap Value VCT            Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         invests in equity securities of small
                                          companies believed to be selling at
                                          substantial discounts to their
                                          underlying values.

   Pioneer Small Company VCT              Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         invests in equity securities of small
                                          companies.

   Pioneer Strategic Income VCT           Seeks a high level of current income.       Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         The Fund normally invests in debt
                                          securities from a broad range of
                                          issuers and segments of the debt
                                          securities market.

   Pioneer Value VCT Portfolio --         Seeks reasonable income and capital         Pioneer Investment Management, Inc.
     Class II Shares                      growth. The Fund normally invests in a
                                          broad list of carefully selected,
                                          reasonably priced equity securites of
                                          U.S. issuers.
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   Total Return Fund-- Class II           Seeks above average income (compared to     SBAM
                                          a portfolio invested entirely in equity
                                          securities). Secondarily seeks growth
                                          of capital and income.  The Fund
                                          normally invests in a broad range of
                                          equity and fixed-income securities of
                                          U.S. and foreign issuers.


                                  FIXED ACCOUNT
--------------------------------------------------------------------------------
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

       o the ability for you to make withdrawals and surrenders under the Contracts

       o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

       o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

       o administration of the annuity options available under the Contracts, and

       o   the distribution of various reports to Contract Owners

Costs and expenses we incur include:

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

       o sales and marketing expenses including commission payments to your sales agent, and

       o   other costs of doing business

Risks we assume include:

       o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

       o that the amount of the death benefit will be greater than the Contract Value, and

       o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

      YEARS SINCE PURCHASE PAYMENT MADE               WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

       (a) any Purchase Payment to which no withdrawal charge applies then

       (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

       (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

       (d) any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

       o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

       o   if a lifetime annuity payout has begun

       o if you elect Annuity Payments for a fixed period of at least five year's duration, or

       o   under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

       (1) from the distribution of death proceeds;

       (2) after an annuity payout has begun; or

       (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product, and is equal to 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

     YEARS SINCE INITIAL PURCHASE PAYMENT             WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

Please refer to Payment Options for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------
Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no charge for this program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special

DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

       o   the death benefit will not be payable upon the Annuitant's death;

       o   the Contingent Annuitant becomes the Annuitant; and

       o   all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------
Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

       (1) the Contract Value

       (2) your adjusted Purchase Payment (see below) or*

       (3) the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT


-------------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies before age 80, the death
benefit will be the greatest of:                           o     the Contract Value;
                                                           o     your adjusted Purchase Payment (see below)*;
                                                           o     the Step-Up Value, if any, as described below or
                                                           o     the Roll-Up Death Benefit Value (as described below)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies on or after age 80, the death
benefit will be the greatest of:                           o     the Contract Value;

                                                           o     your adjusted Purchase Payment (see below)* or

                                                           o     the Step-Up Value, if any, as described below or

                                                           o     the Roll-Up Death Benefit Value (as described below)
                                                                 on the Annuitant's 80th birthday, plus any
                                                                 additional Purchase Payments and minus any partial
                                                                 surrender reductions (as described below) that occur
                                                                 after the Annuitant's 80th birthday
-------------------------------------------------------------------------------------------------------------------------------


* If you have elected the GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b)  is any Purchase Payment made during the previous Contract Year

       c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b) is any Purchase Payment made since the previous Contract Date anniversary

       c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all Partial Surrender Reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTION

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

EXAMPLE OF PARTIAL SURRENDER REDUCTION. For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = 40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MANDATORY
     BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:        UNLESS. . .                              APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)       The beneficiary(ies),        Unless, the beneficiary elects to       Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER'S estate.     receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)           The beneficiary(ies),        Unless, the beneficiary elects to       Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER'S estate.     receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The surviving joint                                                  Yes
NOT THE ANNUITANT)                     owner.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The beneficiary(ies),        Unless the beneficiary elects to        Yes
THE ANNUITANT)                         or if none, to the           continue the Contract rather than
                                       surviving joint owner.       receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT        The surviving joint          Unless the spouse elects to             Yes
THE ANNUITANT)                         owner.                       continue the Contract.
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MANDATORY
     BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:        UNLESS. . .                              APPLY*
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE        The beneficiary(ies)         Unless the spouse elects to             Yes
ANNUITANT)                             or, if none, to the          continue the Contract.
                                       surviving joint owner.
                                                                    A spouse who is not the
                                                                    beneficiary may decline to
                                                                    receive the proceeds and instruct
                                                                    the Company to pay the
                                                                    beneficiary who may elect to
                                                                    continue the Contract.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE              The beneficiary(ies),        Unless the beneficiary elects to        Yes
CONTRACT OWNER)                        or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER.              receive the distribution.

                                                                    Or, if there is a CONTINGENT
                                                                    ANNUITANT. Then, the CONTINGENT
                                                                    ANNUITANT becomes the ANNUITANT
                                                                    and the Contract continues in
                                                                    effect (generally using the
                                                                    original MATURITY DATE). The
                                                                    proceeds will then be paid upon
                                                                    the death of the CONTINGENT
                                                                    ANNUITANT or owner.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT         See death of "owner who                                              Yes
OWNER)                                 is the ANNUITANT" above.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A            The beneficiary(ies) or                                              Yes (Death of
NON-NATURAL ENTITY/TRUST)              if none, to the owner.                                               ANNUITANT is
                                                                                                            treated as death
                                                                                                            of the owner
                                                                                                            in these
                                                                                                            circumstances.)
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                            No death proceeds are                                                N/A
                                       payable; Contract
                                       continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                 No death proceeds are                                                N/A
                                       payable; Contract
                                       continues.
-------------------------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MANDATORY
     BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:        UNLESS. . .                              APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT                         The beneficiary(ies), or      Unless the beneficiary elects to       Yes
                                        if none, to the CONTRACT      continue the Contract rather than
                                        OWNER'S estate.               receive a distribution.
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                             No death proceeds are                                                N/A
                                        payable; Contract
                                        continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                  No death proceeds are                                                N/A
                                        payable; Contract
                                        continues.
-------------------------------------------------------------------------------------------------------------------------------


--------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. There is no additional charge to continue the Contract; however, all other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

       o   transfer ownership

       o   take a loan

       o   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

       o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

       o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.
NOTE: You may not elect the GMWB Rider if you have also elected the GMAB Rider offered under the Contract.

Your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase

Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, and a withdrawal of $10,000 is taken in Contract Year two:


  ------------------------------------------------------------------------------------------------------------------------------
                                  ASSUMES 15% GAIN ON INVESTMENT                       ASSUMES 15% LOSS ON INVESTMENT
  ------------------------------------------------------------------------------------------------------------------------------
                       CONTRACT            RBB               AWB (5%)        CONTRACT            RBB              AWB (5%)
                         VALUE                                                 VALUE
  ------------------------------------------------------------------------------------------------------------------------------
  VALUES AS OF
  ------------------------------------------------------------------------------------------------------------------------------
  CONTRACT DATE         $100,000        $100,000              $5,000          $100,000        $100,000             $5,000
  ------------------------------------------------------------------------------------------------------------------------------
  IMMEDIATELY PRIOR     $115,000        $100,000              $5,000          $85,000         $100,000             $5,000
  TO WITHDRAWAL,
  CONTRACT YEAR TWO
  ------------------------------------------------------------------------------------------------------------------------------

                        $105,000         $91,304              $4,565          $75,000          $88,235             $4,412

  IMMEDIATELY AFTER                    [100,000 -                                            [100,000 -
  WITHDRAWAL,                           (100,000          [5,000 - (5,000                     (100,000         [5,000 - (5,000
  CONTRACT YEAR TWO                 x 10,000/115,000)]   x 10,000/115,000)]              x 10,000/85,000)]   x 10,000/85,000)]
  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN VALUE       $10,000          $8,696                $435           $10,000          $11,765              $588
  DUE TO WITHDRAWAL
  (PARTIAL SURRENDER
  REDUCTION)
  ------------------------------------------------------------------------------------------------------------------------------


Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

       o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

       o The total annual payment amount will equal the AWB and will never exceed your RBB, and

       o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED AS OF JUNE 14, 2004 IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

       o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

       o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


                     ----------------------------------------------------------------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
                     ----------------------------------------------------------------------------------------------------------
                                             BASE                                                 BASE
                                         CALCULATION                                          CALCULATION
                      CONTRACT VALUE        AMOUNT        BENEFIT BASE     CONTRACT VALUE        AMOUNT         BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000          $85,000           $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                               $0(1)                                              $15,000(2)
-------------------------------------------------------------------------------------------------------------------------------


(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT


                     ---------------------------------------------------- -----------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                     ---------------------------------------------------- -----------------------------------------------------
                                                              BASE                                                  BASE
                                           PURCHASE        CALCULATION                          PURCHASE        CALCULATION
                       CONTRACT VALUE      PAYMENT           AMOUNT         CONTRACT VALUE      PAYMENT            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------------------------------------------------------------------------------------------------------------------


The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

       EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT


                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
                             --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000           $90,000              $10,000               $8,696               $10,000
-------------------------------------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
                             --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                     $75,000           $88,235              $10,000              $11,765               $11,765
-------------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

       o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

       o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

       o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

       o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.


                        CLASS A SUBACCOUNTS/UNDERLYING FUNDS                               CLASS B SUBACCOUNTS/
                                                                                             UNDERLYING FUNDS
AIM VARIABLE INSURANCE FUNDS, INC.          PIONEER VARIABLE CONTRACTS TRUST (CONT)      Money Market Portfolio
AIM V.I. Capital Appreciation Fund --       Pioneer High Yield VCT Portfolio --          PIONEER VARIABLE CONTRACTS TRUST
Series II                                   Class II Shares                              Pioneer America Income VCT
AIM V.I. Mid Cap Core Equity --             Pioneer International Value VCT              Portfolio -- Class II Shares
Series II                                   Portfolio-- Class II Shares                  Pioneer Strategic Income VCT
FRANKLIN TEMPLETON VARIABLE INSURANCE       Pioneer Mid Cap Value VCT Portfolio --       Portfolio -- Class II Shares
PRODUCTS TRUST                              Class II Shares
Franklin Rising Dividends Securities        Pioneer Oak Ridge Large Cap Growth VCT
Fund -- Class 2 Shares                      Portfolio -- Class II Shares
Franklin Small Cap Fund -- Class 2          Pioneer Papp America-Pacific Rim VCT
Shares                                      Portfolio -- Class II Shares
Templeton Foreign Securities Fund --        Pioneer Papp Small & Mid Cap Growth VCT
Class 2 Shares                              Portfolio -- Class II Shares
GREENWICH STREET SERIES FUND                Pioneer Real Estate Shares VCT
Salomon Brothers Variable Aggressive        Portfolio -- Class II Shares
Growth Fund -- Class II Shares              Pioneer Small Cap Value VCT Portfolio --
OPPENHEIMER VARIABLE ACCOUNT FUNDS          Class II Shares
Oppenheimer Capital Appreciation            Pioneer Small Company VCT Portfolio --
Fund/VA -- Service Shares                   Class II Shares
Oppenheimer Global Securities               Pioneer Value VCT Portfolio -- Class II
Fund/VA -- Service Shares                   Shares
PIONEER VARIABLE CONTRACTS TRUST            SALOMON BROTHERS VARIABLE SERIES FUNDS
Pioneer Balanced VCT Portfolio --           INC.
Class II Shares                             Total Return Fund -- Class II
Pioneer Emerging Markets VCT
Portfolio -- Class II Shares
Pioneer Equity Income VCT Portfolio --
Class II Shares
Pioneer Europe VCT Portfolio --
Class II Shares
Pioneer Fund VCT Portfolio --
Class II Shares
Pioneer Growth Shares VCT Portfolio --
Class II Shares


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

       o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

       o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

       o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

       o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
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MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments, (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
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ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in Election of Options above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

                        MISCELLANEOUS CONTRACT PROVISIONS
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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the CASH SURRENDER VALUE less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
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The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

                           FEDERAL TAX CONSIDERATIONS
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The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified

Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the beneficiary provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
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THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each

Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts according to one or more schedules. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 2% annually of average account value (if asset-based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms.

The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), Citigroup Global Market (f/k/a Smith Barney), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), NFP Securities, Inc., and Piper Jaffray. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

The Contracts feature Portfolios of the Pioneer Variable Contracts Trust as Variable Funding Options. Pioneer Variable Contracts Trust is advised by Pioneer Investment Management Inc. and is distributed by its affiliate, Pioneer Funds Distributor, Inc. ("PFD"). The Company and TDLLC have entered into a distribution arrangement with PFD under which a fee is payable by the Company and TDLLC to PFD based on the amount of new sales each year for providing wholesale distribution support in relation to the Contracts. Pioneer Variable Contracts Trust and PFD have also entered into agreement(s) with the Company and TDLLC under which a fee is payable by PFD (based on average net assets of the Funds attributable to the Contracts) in connection with the Company's provision of administrative, marketing or other support services to the Fund.

CITICORP INVESTMENT SERVICES, INC. TDLLC has entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.998                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund --
   Series II (9/03).........................................   2003        1.000           1.080                      --

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (12/03)........................................   2003        1.000           1.069                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Franklin Small Cap Fund-- Class 2 Shares (11/03).........   2003        1.000           1.082                      --

   Templeton Foreign Securities Fund-- Class 2 Shares (9/03)   2003        1.000           1.114                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.078                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.156                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           1.008                      --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)   2003        1.000           1.053                      --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.202                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.093                      --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.177                      --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.094                      --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.044                      --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.066                      --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.153                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.131                      --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.102                      --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.101                      --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.062                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.056                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Value VCT Portfolio -- Class II Shares (12/03)...   2003        1.000           1.098                      --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.062                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.989                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)...   2003        1.000           1.219                      --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03)...   2003        1.000           1.238                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209                      --

   Franklin Small Cap Fund -- Class 2 Shares (11/03)........   2003        1.000           1.328                      --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2003        1.000           1.331                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.250                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                      --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.406                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           0.990                      --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)   2003        1.000           1.104                      --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.502                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.199                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                      --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.206                      --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.148                      --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.146                      --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.283                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.317                      --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.254                      --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.348                      --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.084                      --

   Pioneer Value VCT Portfolio -- Class II Shares (12/03)...   2003        1.000           1.185                      --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                      --


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund -- Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.998                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund--
   Series II (6/03).........................................   2003        1.000           1.080                      --

   AIM V.I. Mid Cap Core Equity Fund--
   Series II (6/03).........................................   2003        1.000           1.069                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Franklin Small Cap Fund-- Class 2 Shares (6/03)..........   2003        1.000           1.082                      --

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.114                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Agressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.078                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.156                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.008                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.053                      --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.202                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.093                      --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.177                      --

   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.094                      --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.044                      --

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.066                      --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.153                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.131                      --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.102                      --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.101                      --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.062                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.056                      --

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.098                      --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.062                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.989                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund --
   Series II (6/03).........................................   2003        1.000           1.219                   3,122

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (6/03).........................................   2003        1.000           1.238                   4,414

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209                  48,738

   Franklin Small Cap Fund -- Class 2 Shares (6/03).........   2003        1.000           1.328                   5,626

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.331                   7,245

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.250                   3,120

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                   9,100

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.406                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           0.990                   3,447

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.104                  53,901

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.502                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.199                   6,790

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                   3,796


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.206                  37,333

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.148                   2,590

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.146                 237,615

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.283                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.317                  15,467

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.254                  17,586

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.348                  12,994

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.084                  25,087

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.185                  11,820

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                   3,209


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund -- Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D
--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
       (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE
                              CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

       (a) is Medicare approved as a provider of skilled nursing care services; and

       (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

       (a) is licensed as a nursing care facility by the state in which it is licensed;

       (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

       (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

       (d) provides, as a primary function, nursing care and room and board; and charges for these services;

       (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

       (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

       (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

       (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

       (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

       (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

       (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

       (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                            The Insurance Company
                            Principal Underwriter
                            Distribution and Principal Underwriting Agreement Valuation of Assets
                            Federal Tax Considerations
                            Independent Accountants
                            Financial Statements



--------------------------------------------------------------------------------
Copies of the Statement of Additional Information dated May 3, 2004 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19933S-TIC, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19933S-TLAC.

Name:
            ----------------------------------------
Address:
            ----------------------------------------

            ----------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

L-23048                                                              May 3, 2004
                                                                   15422-00-0404

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                          PIONEER ANNUISTAR(SM) ANNUITY
                             PORTFOLIO ARCHITECT II
                           PIONEER ANNUISTAR(SM) VALUE


                       STATEMENT OF ADDITIONAL INFORMATION


                                      DATED


                                   MAY 3, 2004


                                       FOR


              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES


                                    ISSUED BY


                      THE TRAVELERS LIFE & ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Variable Annuity Contract Prospectus dated May 3, 2004. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                TABLE OF CONTENTS

THE INSURANCE COMPANY.......................................................   2
PRINCIPAL UNDERWRITER.......................................................   2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT...........................   2
VALUATION OF ASSETS.........................................................   3
FEDERAL TAX CONSIDERATIONS..................................................   3
INDEPENDENT AUDITORS........................................................   7
CONDENSED FINANCIAL INFORMATION.............................................   8
FINANCIAL STATEMENTS........................................................ F-1

                              THE INSURANCE COMPANY

The Travelers Life and Annuity Company (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New York), and the District of Columbia and Puerto Rico. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06199-0026 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. TLAC Separate Account Fourteen for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.


                              PRINCIPAL UNDERWRITER

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

-------------------------- -------------------------- --------------------------
                            UNDERWRITING COMMISSIONS          AMOUNT OF
                                 PAID TO TDLLC         UNDERWRITING COMMISSIONS
YEAR                            BY THE COMPANY            RETAINED BY TDLLC
-------------------------- -------------------------- --------------------------

2003                                $121,903                     $0
-------------------------- -------------------------- --------------------------

2002                                $103,960                     $0
-------------------------- -------------------------- --------------------------
                                    $124,215                     $0
2001
-------------------------- -------------------------- --------------------------

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a funding option from one valuation period to the next. The net investment factor for a funding option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable funding option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a funding option is equal to (a) minus (b), divided by (c) where:

          (a) = investment income plus capital gains and losses (whether realized or unrealized);

          (b)  = any deduction for applicable taxes (presently zero); and

          (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A funding option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each funding option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each funding option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the annuity unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)


                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income.

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($41,500 for 2004). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, $12,000 in 2003, etc.)

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

          (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

          (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

          (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

          (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.


                              INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the account's financial statements.

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, included herein, and the financial statements of The Travelers Separate Account Fourteen for Variable Annuities as of December 31, 2003, and for each of the years in the two-year period ended December 31, 2003, also included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2003, financial statements and schedules of The Travelers Life and Annuity Company refer to changes in the Company's methods of accounting for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum separate account charge are contained in the Prospectus.

                            PIONEER ANNUISTAR (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.993                 200

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.224               1,313

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.243              14,413

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.214              52,420

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.333              12,209

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.336               3,580

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (7/03)                                                2003        1.000            1.255              10,847

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.231               5,576

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.411               8,200

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            0.994               9,857

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.109               1,135

   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.508               6,010

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.203              61,066

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.281                  --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.211              25,703

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.152              12,273

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.151             184,435

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.288              10,784

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.322              24,823

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.259              30,424

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.353               9,295

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.284                  --

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.088              50,495

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.190             218,629

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.113              54,663


                            PIONEER ANNUISTAR (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.992            1,238,826

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.222             110,756

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.241              79,516

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.213             156,858

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.331             115,056

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.335              79,691

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (7/03)                                                2003        1.000            1.253              36,852

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.230             140,165

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.409              28,213

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            0.993              68,714

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.107             109,291

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.506              44,021

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.202             222,984

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.280               1,836

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.209             390,620

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.151             189,088

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.149             804,210

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.286             127,935

   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.320             180,500

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.258              42,488

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.351              47,632

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.282             130,821

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.086             122,192

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.188             171,704

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.112              48,704


                            PIONEER ANNUISTAR (TLAC)

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.990              71,445

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.220              22,172

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.239              32,356

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.211              74,742

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.330             141,995

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.333              25,901

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (7/03)                                                2003        1.000            1.252               5,520

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.228              85,117

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.408              26,118

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            0.992              64,224

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.106              83,005

   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.504              20,805

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.200              66,226

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.278               4,088

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.208              95,715

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.149             178,804

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.148             232,322

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.285              74,450

   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.318             133,128

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.256              41,586

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.349              21,431

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.280               3,005

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.085              66,810

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.187                  --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.110              16,994


                                      NOTES

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                          PORTFOLIO ARCHITECT II (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Capital Appreciation Fund (6/03)                                      2003        1.000            1.217               3,574

   Money Market Portfolio (6/03)                                         2003        1.000            0.994              59,552

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio - Class B (6/03)           2003        1.000            1.147               3,163

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                            2003        1.000            1.320              76,431

   Growth Fund - Class 2 Shares (5/03)                                   2003        1.000            1.259             117,840

   Growth-Income Fund - Class 2 Shares (6/03)                            2003        1.000            1.257             169,867

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)                      2003        1.000            1.264              25,593

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial Shares (7/03)            2003        1.000            1.172                 735

   Dreyfus VIF Developing Leaders Portfolio - Initial Shares (6/03)      2003        1.000            1.285                 669

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)                 2003        1.000            1.207              88,280

   Templeton Developing Markets Securities Fund - Class 2 Shares (7/03)  2003        1.000            1.479              11,224

   Templeton Growth Securities Fund - Class 2 Shares (6/03)              2003        1.000            1.328              14,257

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)                       2003        1.000            1.212              23,551

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (5/03)                                                         2003        1.000            1.274              18,457

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                                         2003        1.000            1.229               3,975

Janus Aspen Series
   Balanced Portfolio - Service Shares (5/03)                            2003        1.000            1.095              15,172

   Global Life Sciences Portfolio - Service Shares (6/03)                2003        1.000            1.192               1,105

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Global Technology Portfolio - Service Shares (8/03)                   2003        1.000            1.386                 755

   Worldwide Growth Portfolio - Service Shares (6/03)                    2003        1.000            1.254                  --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                          2003        1.000            1.334               6,236

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                                    2003        1.000            1.243                  --

   Mid-Cap Value Portfolio (6/03)                                        2003        1.000            1.258                  --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund - Class III (12/03)         2003        1.000            1.079                  --

   Merrill Lynch Small Cap Value V.I. Fund - Class III (12/03)           2003        1.000            1.072                  --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)                   2003        1.000            1.047              33,227

   Total Return Portfolio - Administrative Class (5/03)                  2003        1.000            1.013             129,689

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB Shares (5/03)          2003        1.000            1.294                 672

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)               2003        1.000            1.430              24,707

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                                         2003        1.000            1.311              45,409

   Investors Fund - Class I (6/03)                                       2003        1.000            1.274              53,445

   Large Cap Growth Fund - Class I (6/03)                                2003        1.000            1.308             173,955

   Small Cap Growth Fund - Class I (5/03)                                2003        1.000            1.430              58,668

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                               2003        1.000            1.141              16,274

   Disciplined Mid Cap Stock Portfolio (6/03)                            2003        1.000            1.300              12,220

   Equity Income Portfolio (6/03)                                        2003        1.000            1.235              25,757

   Federated High Yield Portfolio (6/03)                                 2003        1.000            1.109              19,030

   Federated Stock Portfolio (6/03)                                      2003        1.000            1.251                  --

   Large Cap Portfolio (6/03)                                            2003        1.000            1.189               4,397

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Lazard International Stock Portfolio (6/03)                           2003        1.000            1.266              23,407

   Merrill Lynch Large Cap Core Portfolio (6/03)                         2003        1.000            1.162                  --

   MFS Emerging Growth Portfolio (6/03)                                  2003        1.000            1.197               2,702

   MFS Mid Cap Growth Portfolio (6/03)                                   2003        1.000            1.282              58,699

   Pioneer Fund Portfolio (4/03)                                         2003        1.000            1.192                  --

   Travelers Quality Bond Portfolio (6/03)                               2003        1.000            1.015               3,690

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)                             2003        1.000            1.226               2,137

   MFS Total Return Portfolio (6/03)                                     2003        1.000            1.126             641,818

   SB Adjustable Rate Income Portfolio - Class I Shares (1/04)           2003        1.000            0.999                  --

   Strategic Equity Portfolio (6/03)                                     2003        1.000            1.229               3,294

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                           2003        1.000            1.261              20,353

   Enterprise Portfolio - Class II Shares (6/03)                         2003        1.000            1.188                  --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (6/03)                       2003        1.000            1.240               8,583

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (8/03)       2003        1.000            1.185                  --

   Mid Cap Portfolio - Service Class 2 (5/03)                            2003        1.000            1.411               4,530


                          PORTFOLIO ARCHITECT II (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.65%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Capital Appreciation Fund (6/03)                                      2003        1.000            1.216                  --

   Money Market Portfolio (6/03)                                         2003        1.000            0.994              16,450

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio - Class B (6/03)           2003        1.000            1.146                  --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                            2003        1.000            1.319                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Growth Fund - Class 2 Shares (5/03)                                   2003        1.000            1.258                  --

   Growth-Income Fund - Class 2 Shares (6/03)                            2003        1.000            1.256                  --

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)                      2003        1.000            1.263                  --

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial Shares (7/03)            2003        1.000            1.171                  --

   Dreyfus VIF Developing Leaders Portfolio - Initial Shares (6/03)      2003        1.000            1.284                  --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)                 2003        1.000            1.206                  --

   Templeton Developing Markets Securities Fund - Class 2 Shares (7/03)  2003        1.000            1.478                  --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)              2003        1.000            1.327                  --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)                       2003        1.000            1.211               3,784

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (5/03)                                                         2003        1.000            1.273                  --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                                         2003        1.000            1.228                  --

Janus Aspen Series
   Balanced Portfolio - Service Shares (5/03)                            2003        1.000            1.094                  --

   Global Life Sciences Portfolio - Service Shares (6/03)                2003        1.000            1.191                  --

   Global Technology Portfolio - Service Shares (8/03)                   2003        1.000            1.385                  --

   Worldwide Growth Portfolio - Service Shares (6/03)                    2003        1.000            1.253                  --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                          2003        1.000            1.334                  --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                                    2003        1.000            1.242                  --

   Mid-Cap Value Portfolio (6/03)                                        2003        1.000            1.257                  --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund - Class III (12/03)         2003        1.000            1.079                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Merrill Lynch Small Cap Value V.I. Fund - Class III (12/03)           2003        1.000            1.072                  --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)                   2003        1.000            1.046                  --

   Total Return Portfolio - Administrative Class (5/03)                  2003        1.000            1.013               2,045

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB Shares (5/03)          2003        1.000            1.293                  --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)               2003        1.000            1.429                  --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                                         2003        1.000            1.310                  --

   Investors Fund - Class I (6/03)                                       2003        1.000            1.273               3,993

   Large Cap Growth Fund - Class I (6/03)                                2003        1.000            1.307                  --

   Small Cap Growth Fund - Class I (5/03)                                2003        1.000            1.429                  --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                               2003        1.000            1.140                  --

   Disciplined Mid Cap Stock Portfolio (6/03)                            2003        1.000            1.299                  --

   Equity Income Portfolio (6/03)                                        2003        1.000            1.234                  --

   Federated High Yield Portfolio (6/03)                                 2003        1.000            1.108                  --

   Federated Stock Portfolio (6/03)                                      2003        1.000            1.251                  --

   Large Cap Portfolio (6/03)                                            2003        1.000            1.188              11,427

   Lazard International Stock Portfolio (6/03)                           2003        1.000            1.265               1,176

   Merrill Lynch Large Cap Core Portfolio (6/03)                         2003        1.000            1.161                  --

   MFS Emerging Growth Portfolio (6/03)                                  2003        1.000            1.196               3,728

   MFS Mid Cap Growth Portfolio (6/03)                                   2003        1.000            1.281                  --

   Pioneer Fund Portfolio (4/03)                                         2003        1.000            1.191                  --

   Travelers Quality Bond Portfolio (6/03)                               2003        1.000            1.015              15,089

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)                             2003        1.000            1.225                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   MFS Total Return Portfolio (6/03)                                     2003        1.000            1.125              12,522

   SB Adjustable Rate Income Portfolio - Class I Shares (1/04)           2003        1.000            0.999                  --

   Strategic Equity Portfolio (6/03)                                     2003        1.000            1.228                  --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                           2003        1.000            1.260                  --

   Enterprise Portfolio - Class II Shares (6/03)                         2003        1.000            1.187                  --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (6/03)                       2003        1.000            1.239                  --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (8/03)       2003        1.000            1.185                  --

   Mid Cap Portfolio - Service Class 2 (5/03)                            2003        1.000            1.410               1,048


                          PORTFOLIO ARCHITECT II (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Capital Appreciation Fund (6/03)                                      2003        1.000            1.215               4,308

   Money Market Portfolio (6/03)                                         2003        1.000            0.993                 200

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio - Class B (6/03)           2003        1.000            1.145                  --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                            2003        1.000            1.318              32,753

   Growth Fund - Class 2 Shares (5/03)                                   2003        1.000            1.258              43,969

   Growth-Income Fund - Class 2 Shares (6/03)                            2003        1.000            1.255              37,629

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)                      2003        1.000            1.263               1,393

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial Shares (7/03)            2003        1.000            1.170               1,513

   Dreyfus VIF Developing Leaders Portfolio - Initial Shares (6/03)      2003        1.000            1.283               6,146

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)                 2003        1.000            1.206               5,850

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Templeton Developing Markets Securities Fund - Class 2 Shares (7/03)  2003        1.000            1.477               3,724

   Templeton Growth Securities Fund - Class 2 Shares (6/03)              2003        1.000            1.326                  --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)                       2003        1.000            1.210               2,312

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (5/03)                                                         2003        1.000            1.272               4,148

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                                         2003        1.000            1.227                  --

Janus Aspen Series
   Balanced Portfolio - Service Shares (5/03)                            2003        1.000            1.093                  --

   Global Life Sciences Portfolio - Service Shares (6/03)                2003        1.000            1.190                  --

   Global Technology Portfolio - Service Shares (8/03)                   2003        1.000            1.384               3,682

   Worldwide Growth Portfolio - Service Shares (6/03)                    2003        1.000            1.252               4,205

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                          2003        1.000            1.333                  --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                                    2003        1.000            1.242                  --

   Mid-Cap Value Portfolio (6/03)                                        2003        1.000            1.257              11,420

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund - Class III (12/03)         2003        1.000            1.078                  --

   Merrill Lynch Small Cap Value V.I. Fund - Class III (12/03)           2003        1.000            1.072                  --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)                   2003        1.000            1.045               4,883

   Total Return Portfolio - Administrative Class (5/03)                  2003        1.000            1.012              36,233

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB Shares (5/03)          2003        1.000            1.292                  --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)               2003        1.000            1.428               3,954

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                                         2003        1.000            1.309                  --

   Investors Fund - Class I (6/03)                                       2003        1.000            1.272               8,488

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Large Cap Growth Fund - Class I (6/03)                                2003        1.000            1.306                  --

   Small Cap Growth Fund - Class I (5/03)                                2003        1.000            1.428               6,116

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                               2003        1.000            1.139                  --

   Disciplined Mid Cap Stock Portfolio (6/03)                            2003        1.000            1.298                  --

   Equity Income Portfolio (6/03)                                        2003        1.000            1.233                  --

   Federated High Yield Portfolio (6/03)                                 2003        1.000            1.107              14,683

   Federated Stock Portfolio (6/03)                                      2003        1.000            1.250                  --

   Large Cap Portfolio (6/03)                                            2003        1.000            1.187                  --

   Lazard International Stock Portfolio (6/03)                           2003        1.000            1.265               6,223

   Merrill Lynch Large Cap Core Portfolio (6/03)                         2003        1.000            1.160                  --

   MFS Emerging Growth Portfolio (6/03)                                  2003        1.000            1.195                  --

   MFS Mid Cap Growth Portfolio (6/03)                                   2003        1.000            1.280                  --

   Pioneer Fund Portfolio (4/03)                                         2003        1.000            1.190                  --

   Travelers Quality Bond Portfolio (6/03)                               2003        1.000            1.014              12,808

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)                             2003        1.000            1.224               8,527

   MFS Total Return Portfolio (6/03)                                     2003        1.000            1.125              17,695

   SB Adjustable Rate Income Portfolio - Class I Shares (1/04)           2003        1.000            0.998                  --

   Strategic Equity Portfolio (6/03)                                     2003        1.000            1.227                  --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                           2003        1.000            1.259                  --

   Enterprise Portfolio - Class II Shares (6/03)                         2003        1.000            1.186                  --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (6/03)                       2003        1.000            1.238               2,085

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (8/03)       2003        1.000            1.184               4,344

   Mid Cap Portfolio - Service Class 2 (5/03)                            2003        1.000            1.409               3,832

                          PORTFOLIO ARCHITECT II (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.85%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Capital Appreciation Fund (6/03)                                      2003        1.000            1.214             181,152

   Money Market Portfolio (6/03)                                         2003        1.000            0.992              23,623

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                                        2003        1.000            1.144              17,925

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                            2003        1.000            1.317             151,464

   Growth Fund - Class 2 Shares (5/03)                                   2003        1.000            1.257             603,434

   Growth-Income Fund - Class 2 Shares (6/03)                            2003        1.000            1.254             756,943

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)                      2003        1.000            1.262             127,339

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial Shares (7/03)            2003        1.000            1.169              29,193

   Dreyfus VIF Developing Leaders Portfolio - Initial Shares (6/03)      2003        1.000            1.282             113,680

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)                 2003        1.000            1.205             325,269

   Templeton Developing Markets Securities Fund - Class 2 Shares (7/03)  2003        1.000            1.476              40,881

   Templeton Growth Securities Fund - Class 2 Shares (6/03)              2003        1.000            1.325             216,462

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)                       2003        1.000            1.210             243,116

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (5/03)                                                         2003        1.000            1.271             100,288

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                                         2003        1.000            1.226             138,528

Janus Aspen Series
   Balanced Portfolio - Service Shares (5/03)                            2003        1.000            1.092              67,326

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Global Life Sciences Portfolio - Service Shares (6/03)                2003        1.000            1.190              33,140

   Global Technology Portfolio - Service Shares (8/03)                   2003        1.000            1.383               5,226

   Worldwide Growth Portfolio - Service Shares (6/03)                    2003        1.000            1.251               8,908

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                          2003        1.000            1.332              51,206

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                                    2003        1.000            1.241             164,848

   Mid-Cap Value Portfolio (6/03)                                        2003        1.000            1.256              55,681

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund - Class III (12/03)         2003        1.000            1.078               3,096

   Merrill Lynch Small Cap Value V.I. Fund - Class III (12/03)           2003        1.000            1.072                  --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)                   2003        1.000            1.045             111,435

   Total Return Portfolio - Administrative Class (5/03)                  2003        1.000            1.011             418,525

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB Shares (5/03)          2003        1.000            1.291              40,961

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)               2003        1.000            1.427             107,275

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                                         2003        1.000            1.308             184,562

   Investors Fund - Class I (6/03)                                       2003        1.000            1.272             118,584

   Large Cap Growth Fund - Class I (6/03)                                2003        1.000            1.306              40,049

   Small Cap Growth Fund - Class I (5/03)                                2003        1.000            1.427             149,294

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                               2003        1.000            1.139              91,086

   Disciplined Mid Cap Stock Portfolio (6/03)                            2003        1.000            1.297             164,134

   Equity Income Portfolio (6/03)                                        2003        1.000            1.233             189,561

   Federated High Yield Portfolio (6/03)                                 2003        1.000            1.107             195,189

   Federated Stock Portfolio (6/03)                                      2003        1.000            1.249              32,850

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Large Cap Portfolio (6/03)                                            2003        1.000            1.186              88,521

   Lazard International Stock Portfolio (6/03)                           2003        1.000            1.264              69,339

   Merrill Lynch Large Cap Core Portfolio (6/03)                         2003        1.000            1.159              49,684

   MFS Emerging Growth Portfolio (6/03)                                  2003        1.000            1.195              18,282

   MFS Mid Cap Growth Portfolio (6/03)                                   2003        1.000            1.280              70,782

   Pioneer Fund Portfolio (4/03)                                         2003        1.000            1.189                  --

   Travelers Quality Bond Portfolio (6/03)                               2003        1.000            1.013             352,402

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)                             2003        1.000            1.224              78,693

   MFS Total Return Portfolio (6/03)                                     2003        1.000            1.124             686,912

   SB Adjustable Rate Income Portfolio - Class I Shares (1/04)           2003        1.000            0.998                  --

   Strategic Equity Portfolio (6/03)                                     2003        1.000            1.226              83,598

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                           2003        1.000            1.259             674,028

   Enterprise Portfolio - Class II Shares (6/03)                         2003        1.000            1.185             234,739

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (6/03)                       2003        1.000            1.237             135,490

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (8/03)       2003        1.000            1.183               6,114

   Mid Cap Portfolio - Service Class 2 (5/03)                            2003        1.000            1.408             141,637


                          PORTFOLIO ARCHITECT II (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Capital Appreciation Fund (6/03)                                      2003        1.000            1.213                  --

   Money Market Portfolio (6/03)                                         2003        1.000            0.992            1,238,826

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio - Class B (6/03)           2003        1.000            1.143              33,967

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                            2003        1.000            1.316             261,302

   Growth Fund - Class 2 Shares (5/03)                                   2003        1.000            1.256             691,962

   Growth-Income Fund - Class 2 Shares (6/03)                            2003        1.000            1.253             495,335

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)                      2003        1.000            1.261              90,838

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial Shares (7/03)            2003        1.000            1.168              29,587

   Dreyfus VIF Developing Leaders Portfolio - Initial Shares (6/03)      2003        1.000            1.281              56,422

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)                 2003        1.000            1.204             255,327

   Templeton Developing Markets Securities Fund - Class 2 Shares (7/03)  2003        1.000            1.475              13,517

   Templeton Growth Securities Fund - Class 2 Shares (6/03)              2003        1.000            1.324             155,312

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)                       2003        1.000            1.209             246,789

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (5/03)                                                         2003        1.000            1.270              22,271

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                                         2003        1.000            1.225              53,428

Janus Aspen Series
   Balanced Portfolio - Service Shares (5/03)                            2003        1.000            1.092             134,240

   Global Life Sciences Portfolio - Service Shares (6/03)                2003        1.000            1.189               5,045

   Global Technology Portfolio - Service Shares (8/03)                   2003        1.000            1.382              14,925

   Worldwide Growth Portfolio - Service Shares (6/03)                    2003        1.000            1.250              28,030

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                          2003        1.000            1.331              20,153

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                                    2003        1.000            1.240             150,255

   Mid-Cap Value Portfolio (6/03)                                        2003        1.000            1.255              64,540

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund - Class III (12/03)         2003        1.000            1.078                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Merrill Lynch Small Cap Value V.I. Fund - Class III (12/03)           2003        1.000            1.071               5,414

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)                   2003        1.000            1.044             400,960

   Total Return Portfolio - Administrative Class (5/03)                  2003        1.000            1.010             487,827

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB Shares (5/03)          2003        1.000            1.290               5,574

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)               2003        1.000            1.426              22,984

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                                         2003        1.000            1.307              53,760

   Investors Fund - Class I (6/03)                                       2003        1.000            1.271              80,623

   Large Cap Growth Fund - Class I (6/03)                                2003        1.000            1.305             157,503

   Small Cap Growth Fund - Class I (5/03)                                2003        1.000            1.426              77,943

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                               2003        1.000            1.138             266,075

   Disciplined Mid Cap Stock Portfolio (6/03)                            2003        1.000            1.296              26,704

   Equity Income Portfolio (6/03)                                        2003        1.000            1.232              50,668

   Federated High Yield Portfolio (6/03)                                 2003        1.000            1.106              94,283

   Federated Stock Portfolio (6/03)                                      2003        1.000            1.248              14,789

   Large Cap Portfolio (6/03)                                            2003        1.000            1.186              26,870

   Lazard International Stock Portfolio (6/03)                           2003        1.000            1.263              68,937

   Merrill Lynch Large Cap Core Portfolio (6/03)                         2003        1.000            1.158               7,669

   MFS Emerging Growth Portfolio (6/03)                                  2003        1.000            1.194              15,729

   MFS Mid Cap Growth Portfolio (6/03)                                   2003        1.000            1.279              36,105

   Pioneer Fund Portfolio (4/03)                                         2003        1.000            1.188                  --

   Travelers Quality Bond Portfolio (6/03)                               2003        1.000            1.013             205,630

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)                             2003        1.000            1.223              18,988

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   MFS Total Return Portfolio (6/03)                                     2003        1.000            1.123             970,000

   SB Adjustable Rate Income Portfolio - Class I Shares (1/04)           2003        1.000            0.998                  --

   Strategic Equity Portfolio (6/03)                                     2003        1.000            1.225              70,388

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                           2003        1.000            1.258             226,035

   Enterprise Portfolio - Class II Shares (6/03)                         2003        1.000            1.185              17,407

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (6/03)                       2003        1.000            1.237             136,542

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (8/03)       2003        1.000            1.182                  --

   Mid Cap Portfolio - Service Class 2 (5/03)                            2003        1.000            1.407              51,548


                          PORTFOLIO ARCHITECT II (TLAC)

                         SEPARATE ACCOUNT CHARGES 2.05%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Capital Appreciation Fund (6/03)                                      2003        1.000            1.213               2,224

   Money Market Portfolio (6/03)                                         2003        1.000            0.991              84,229

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio - Class B (6/03)           2003        1.000            1.143                  --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                            2003        1.000            1.316               2,551

   Growth Fund - Class 2 Shares (5/03)                                   2003        1.000            1.255              32,377

   Growth-Income Fund - Class 2 Shares (6/03)                            2003        1.000            1.253               2,669

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)                      2003        1.000            1.260               1,437

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial Shares (7/03)            2003        1.000            1.168               3,182

   Dreyfus VIF Developing Leaders Portfolio - Initial Shares (6/03)      2003        1.000            1.280                  --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)                 2003        1.000            1.203              31,215

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Templeton Developing Markets Securities Fund - Class 2 Shares (7/03)  2003        1.000            1.474                  --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)              2003        1.000            1.323                  --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)                       2003        1.000            1.208                  --

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (5/03)                                                         2003        1.000            1.269                  --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                                         2003        1.000            1.225                  --

Janus Aspen Series
   Balanced Portfolio - Service Shares (5/03)                            2003        1.000            1.091               3,290

   Global Life Sciences Portfolio - Service Shares (6/03)                2003        1.000            1.188                  --

   Global Technology Portfolio - Service Shares (8/03)                   2003        1.000            1.382                  --

   Worldwide Growth Portfolio - Service Shares (6/03)                    2003        1.000            1.250                  --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                          2003        1.000            1.330                  --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                                    2003        1.000            1.239                  --

   Mid-Cap Value Portfolio (6/03)                                        2003        1.000            1.254                  --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund - Class III (12/03)         2003        1.000            1.078                  --

   Merrill Lynch Small Cap Value V.I. Fund - Class III (12/03)           2003        1.000            1.071                  --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)                   2003        1.000            1.043                  --

   Total Return Portfolio - Administrative Class (5/03)                  2003        1.000            1.010              11,430

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB Shares (5/03)          2003        1.000            1.289                 718

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)               2003        1.000            1.425              14,203

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                                         2003        1.000            1.306                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Investors Fund - Class I (6/03)                                       2003        1.000            1.270                  --

   Large Cap Growth Fund - Class I (6/03)                                2003        1.000            1.304               2,983

   Small Cap Growth Fund - Class I (5/03)                                2003        1.000            1.425                  --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                               2003        1.000            1.137                  --

   Disciplined Mid Cap Stock Portfolio (6/03)                            2003        1.000            1.295                  --

   Equity Income Portfolio (6/03)                                        2003        1.000            1.231              11,008

   Federated High Yield Portfolio (6/03)                                 2003        1.000            1.105               3,286

   Federated Stock Portfolio (6/03)                                      2003        1.000            1.247                  --

   Large Cap Portfolio (6/03)                                            2003        1.000            1.185                  --

   Lazard International Stock Portfolio (6/03)                           2003        1.000            1.262                  --

   Merrill Lynch Large Cap Core Portfolio (6/03)                         2003        1.000            1.158                  --

   MFS Emerging Growth Portfolio (6/03)                                  2003        1.000            1.193                  --

   MFS Mid Cap Growth Portfolio (6/03)                                   2003        1.000            1.278               2,979

   Pioneer Fund Portfolio (4/03)                                         2003        1.000            1.188                  --

   Travelers Quality Bond Portfolio (6/03)                               2003        1.000            1.012              15,104

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)                             2003        1.000            1.222                  --

   MFS Total Return Portfolio (6/03)                                     2003        1.000            1.122              50,015

   SB Adjustable Rate Income Portfolio - Class I Shares (1/04)           2003        1.000            0.997                  --

   Strategic Equity Portfolio (6/03)                                     2003        1.000            1.225                  --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                           2003        1.000            1.257              33,659

   Enterprise Portfolio - Class II Shares (6/03)                         2003        1.000            1.184                  --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (6/03)                       2003        1.000            1.236              18,523

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (8/03)       2003        1.000            1.181               3,321

   Mid Cap Portfolio - Service Class 2 (5/03)                            2003        1.000            1.406               4,662


                          PORTFOLIO ARCHITECT II (TLAC)

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Capital Appreciation Fund (6/03)                                      2003        1.000            1.212                  --

   Money Market Portfolio (6/03)                                         2003        1.000            0.990              71,445

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio - Class B (6/03)           2003        1.000            1.142                  --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                            2003        1.000            1.315                  --

   Growth Fund - Class 2 Shares (5/03)                                   2003        1.000            1.254              64,304

   Growth-Income Fund - Class 2 Shares (6/03)                            2003        1.000            1.252              54,527

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)                      2003        1.000            1.259              27,981

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial Shares (7/03)            2003        1.000            1.167                  --

   Dreyfus VIF Developing Leaders Portfolio - Initial Shares (6/03)      2003        1.000            1.279               1,317

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)                 2003        1.000            1.202                  --

   Templeton Developing Markets Securities Fund - Class 2 Shares (7/03)  2003        1.000            1.473               6,477

   Templeton Growth Securities Fund - Class 2 Shares (6/03)              2003        1.000            1.322               1,302

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)                       2003        1.000            1.207              11,165

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (5/03)                                                         2003        1.000            1.268                  --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                                         2003        1.000            1.224                  --

Janus Aspen Series
   Balanced Portfolio - Service Shares (5/03)                            2003        1.000            1.090                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Global Life Sciences Portfolio - Service Shares (6/03)                2003        1.000            1.187              10,606

   Global Technology Portfolio - Service Shares (8/03)                   2003        1.000            1.381                  --

   Worldwide Growth Portfolio - Service Shares (6/03)                    2003        1.000            1.249                  --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                          2003        1.000            1.329              42,316

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                                    2003        1.000            1.238                  --

   Mid-Cap Value Portfolio (6/03)                                        2003        1.000            1.253              51,619

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund - Class III (12/03)         2003        1.000            1.078                  --

   Merrill Lynch Small Cap Value V.I. Fund - Class III (12/03)           2003        1.000            1.071                  --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)                   2003        1.000            1.042              84,852

   Total Return Portfolio - Administrative Class (5/03)                  2003        1.000            1.009              88,615

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB Shares (5/03)          2003        1.000            1.288                  --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)               2003        1.000            1.424              54,891

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                                         2003        1.000            1.305              39,808

   Investors Fund - Class I (6/03)                                       2003        1.000            1.269             198,135

   Large Cap Growth Fund - Class I (6/03)                                2003        1.000            1.303                  --

   Small Cap Growth Fund - Class I (5/03)                                2003        1.000            1.424              19,505

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                               2003        1.000            1.136              44,515

   Disciplined Mid Cap Stock Portfolio (6/03)                            2003        1.000            1.295                  --

   Equity Income Portfolio (6/03)                                        2003        1.000            1.230              26,988

   Federated High Yield Portfolio (6/03)                                 2003        1.000            1.104              45,336

   Federated Stock Portfolio (6/03)                                      2003        1.000            1.246              20,771

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Large Cap Portfolio (6/03)                                            2003        1.000            1.184                  --

   Lazard International Stock Portfolio (6/03)                           2003        1.000            1.261               1,366

   Merrill Lynch Large Cap Core Portfolio (6/03)                         2003        1.000            1.157              22,868

   MFS Emerging Growth Portfolio (6/03)                                  2003        1.000            1.192               3,411

   MFS Mid Cap Growth Portfolio (6/03)                                   2003        1.000            1.277              11,769

   Pioneer Fund Portfolio (4/03)                                         2003        1.000            1.187                  --

   Travelers Quality Bond Portfolio (6/03)                               2003        1.000            1.011             189,095

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)                             2003        1.000            1.221               3,457

   MFS Total Return Portfolio (6/03)                                     2003        1.000            1.122             180,923

   SB Adjustable Rate Income Portfolio - Class I Shares (1/04)           2003        1.000            0.997                  --

   Strategic Equity Portfolio (6/03)                                     2003        1.000            1.224              14,584

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                           2003        1.000            1.256                  --

   Enterprise Portfolio - Class II Shares (6/03)                         2003        1.000            1.183                  --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (6/03)                       2003        1.000            1.235                  --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (8/03)       2003        1.000            1.181                  --

   Mid Cap Portfolio - Service Class 2 (5/03)                            2003        1.000            1.405                  --


                                      NOTES

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio - Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio - Class B

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund -Class IB Shares changed its name to Putnam VT International Equity Fund - Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund -Class I changed its name to All Cap Fund - Class I.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003 : The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Small Cap Portfolio - Initial Shares changed its name to Dreyfus VIF Development Leaders Portfolio - Initial Shares.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Appreciation Portfolio - Initial Shares changed its name to Dreyfus VIF Appreciation Portfolio - Initial Shares.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum separate account charge are contained in the Prospectus.

                         PIONEER ANNUISTAR VALUE (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.70%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.997                  --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.080                  --

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.069                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.089                  --

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.081                  --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.113                  --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (7/03)                                                2003        1.000            1.077                  --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                                         2003        1.000            1.089                  --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (8/03)                                                         2003        1.000            1.155                  --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            1.007                  --

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.052                  --

   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.202                  --

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.092                  --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.176                  --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.093                  --

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.043                  --

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.066                  --

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.152                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.130                  --

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.101                  --

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.100                  --

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.061                  --

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.055                  --

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.097                  --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.061                  --


                         PIONEER ANNUISTAR VALUE (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.993                 200

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.224               1,313

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.243              14,413

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.214              52,420

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.333              12,209

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.336               3,580

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund - Class II
   Shares (7/03)                                                         2003        1.000            1.255              10,847

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.231               5,576

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.411               8,200

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            0.994               9,857

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.109               1,135

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.508               6,010

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.203              61,066

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.281                  --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.211              25,703

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.152              12,273

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.151             184,435

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.288              10,784

   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.322              24,823

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.259              30,424

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.353               9,295

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.284                  --

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.088              50,495

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.190             218,629

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.113              54,663


                         PIONEER ANNUISTAR VALUE (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.996                  --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.079                  --

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.068                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.088                  --

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.081                  --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.113                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (7/03)                                                2003        1.000            1.077                  --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.088                  --

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.154                  --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            1.006                  --

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.052                  --

   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.201                  --

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.092                  --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.176                  --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.092                  --

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.043                  --

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.065                  --

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.152                  --

   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.130                  --

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.101                  --

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.099                  --

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.061                  --

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.055                  --

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.096                  --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.061                  --

                         PIONEER ANNUISTAR VALUE (TLAC)

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.992            1,238,826

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.222             110,756

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.241              79,516

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.213             156,858

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.331             115,056

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.335              79,691

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund - Class II
   Shares (7/03)                                                         2003        1.000            1.253              36,852

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.230             140,165

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.409              28,213

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            0.993              68,714

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.107             109,291

   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.506              44,021

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.202             222,984

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.280               1,836

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.209             390,620

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.151             189,088

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.149             804,210

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.286             127,935

   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.320             180,500

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.258              42,488

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.351              47,632

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.282             130,821

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.086             122,192

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.188             171,704

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.112              48,704


                         PIONEER ANNUISTAR VALUE (TLAC)

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.996                  --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.078                  --

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.067                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.088                  --

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.080                  --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.112                  --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (7/03)                                                2003        1.000            1.076                  --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.088                  --

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.154                  --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            1.006                  --

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.051                  --

   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.200                  --

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.091                  --

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.175                  --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.092                  --

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.042                  --

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.064                  --

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.151                  --

   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.129                  --

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.100                  --

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.099                  --

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.060                  --

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.054                  --

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.096                  --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.060                  --


                         PIONEER ANNUISTAR VALUE (TLAC)

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
   Money Market Portfolio (6/03)                                         2003        1.000            0.990              71,445

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (6/03)                 2003        1.000            1.220              22,172

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)                  2003        1.000            1.239              32,356

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2 Shares (6/03)     2003        1.000            1.211              74,742

   Franklin Small Cap Fund - Class 2 Shares (6/03)                       2003        1.000            1.330             141,995

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)             2003        1.000            1.333              25,901

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund - Class II
   Shares (7/03)                                                         2003        1.000            1.252               5,520

                                                                                 UNIT VALUE AT                     NUMBER OF UNITS
                                                                                 BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                          PORTFOLIO NAME                                 YEAR        YEAR          END OF YEAR       END OF YEAR
----------------------------------------------------------------------  ------  ---------------  ---------------  ------------------
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service Shares (6/03)      2003        1.000            1.228              85,117

   Oppenheimer Global Securities Fund/VA - Service Shares (8/03)         2003        1.000            1.408              26,118

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II Shares (7/03)         2003        1.000            0.992              64,224

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)               2003        1.000            1.106              83,005

   Pioneer Emerging Markets VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.504              20,805

   Pioneer Equity Income VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.200              66,226

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)                 2003        1.000            1.278               4,088

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)                   2003        1.000            1.208              95,715

   Pioneer Growth Shares VCT Portfolio - Class II Shares (7/03)          2003        1.000            1.149             178,804

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)             2003        1.000            1.148             232,322

   Pioneer International Value VCT Portfolio - Class II Shares (7/03)    2003        1.000            1.285              74,450

   Pioneer Mid Cap Value VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.318             133,128

   Pioneer Real Estate Shares VCT Portfolio - Class II Shares (7/03)     2003        1.000            1.256              41,586

   Pioneer Small Cap Value VCT Portfolio - Class II Shares (8/03)        2003        1.000            1.349              21,431

   Pioneer Small Company VCT Portfolio - Class II Shares (6/03)          2003        1.000            1.280               3,005

   Pioneer Strategic Income VCT Portfolio - Class II Shares (6/03)       2003        1.000            1.085              66,810

   Pioneer Value VCT Portfolio - Class II Shares (7/03)                  2003        1.000            1.187                  --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                                   2003        1.000            1.110              16,994


                                      NOTES

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

ANNUAL REPORT
DECEMBER 31, 2003

                           TLAC SEPARATE ACCOUNT FOURTEEN
                           FOR VARIABLE ANNUITIES

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                       AIM V.I.              AIM V.I.
                                                                                       CAPITAL               MID CAP
                                            CAPITAL               MONEY              APPRECIATION          CORE EQUITY
                                         APPRECIATION             MARKET                FUND -                FUND -
                                             FUND               PORTFOLIO             SERIES II             SERIES II
                                         ------------           ----------           ------------          -----------
ASSETS:
  Investments at market value:            $  259,194            $2,079,580            $  294,048            $  182,194

  Receivables:
    Dividends ................                    --                   495                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........               259,194             2,080,075               294,048               182,194
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    58                   437                    68                    42
    Administrative fees ......                     5                    40                     6                     3
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                    63                   477                    74                    45
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $  259,131            $2,079,598            $  293,974            $  182,149
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                       ALLIANCEBERNSTEIN          GLOBAL
                                            PREMIER               GROWTH               GROWTH              GROWTH-INCOME
                                            GROWTH                FUND -               FUND -                  FUND -
                                          PORTFOLIO -             CLASS 2              CLASS 2                 CLASS 2
                                            CLASS B               SHARES               SHARES                  SHARES
                                       -----------------        ----------            ----------           -------------
ASSETS:
  Investments at market value:            $   69,399            $  740,046            $2,180,975            $2,265,664

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........                69,399               740,046             2,180,975             2,265,664
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    17                   166                   497                   503
    Administrative fees ......                     2                    15                    44                    46
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                    19                   181                   541                   549
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $   69,380            $  739,865            $2,180,434            $2,265,115
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                               FRANKLIN
                                          DREYFUS VIF           RISING                                  MUTUAL
   DELAWARE          DREYFUS VIF           DEVELOPING          DIVIDENDS            FRANKLIN            SHARES
   VIP REIT          APPRECIATION           LEADERS           SECURITIES           SMALL CAP          SECURITIES
   SERIES -           PORTFOLIO -         PORTFOLIO -           FUND -               FUND -              FUND -
   STANDARD            INITIAL              INITIAL             CLASS 2             CLASS 2             CLASS 2
     CLASS              SHARES               SHARES             SHARES              SHARES              SHARES
   --------          ------------         -----------         ----------           ---------          ----------
   $562,659            $162,654            $325,882            $723,968            $528,366            $898,562

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

    562,659             162,654             325,882             723,968             528,366             898,562
   --------            --------            --------            --------            --------            --------

        121                  33                  70                 164                 127                 205
         12                   3                   6                  14                  11                  18
   --------            --------            --------            --------            --------            --------

        133                  36                  76                 178                 138                 223
   --------            --------            --------            --------            --------            --------

   $562,526            $162,618            $325,806            $723,790            $528,228            $898,339
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          TEMPLETON
                                         DEVELOPING           TEMPLETON
                                           MARKETS             FOREIGN           TEMPLETON             EQUITY
                                         SECURITIES           SECURITIES           GROWTH              INDEX
                                           FUND -               FUND -           SECURITIES         PORTFOLIO -
                                           CLASS 2              CLASS           FUND - CLASS           CLASS
                                           SHARES             2 SHARES           2 SHARES            II SHARES
                                         ----------           ----------        ------------        -----------
ASSETS:
  Investments at market value:            $140,148            $218,185            $584,930            $874,029

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                          --------            --------            --------            --------

      Total Assets ...........             140,148             218,185             584,930             874,029
                                          --------            --------            --------            --------

LIABILITIES:
  Payables:
    Insurance charges ........                  34                  51                 135                 193
    Administrative fees ......                   3                   4                  12                  17
                                          --------            --------            --------            --------

      Total Liabilities ......                  37                  55                 147                 210
                                          --------            --------            --------            --------

NET ASSETS:                               $140,111            $218,130            $584,783            $873,819
                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

    SALOMON
    BROTHERS            SALOMON             SALOMON
    VARIABLE            BROTHERS            BROTHERS
    EMERGING            VARIABLE            VARIABLE                              GLOBAL LIFE           GLOBAL
     GROWTH             EMERGING            GROWTH &           BALANCED             SCIENCES          TECHNOLOGY
     FUND -          GROWTH FUND -       INCOME FUND -        PORTFOLIO -         PORTFOLIO -        PORTFOLIO -
    CLASS I            CLASS II             CLASS I             SERVICE             SERVICE            SERVICE
     SHARES             SHARES              SHARES              SHARES               SHARES             SHARES
   --------          -------------       -------------        -----------         -----------        -----------
   $204,857            $240,686            $267,953            $254,516            $ 71,807            $ 43,301

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

    204,857             240,686             267,953             254,516              71,807              43,301
   --------            --------            --------            --------            --------            --------

         46                  51                  61                  60                  17                   9
          4                   5                   5                   5                   1                   1
   --------            --------            --------            --------            --------            --------

         50                  56                  66                  65                  18                  10
   --------            --------            --------            --------            --------            --------

   $204,807            $240,630            $267,887            $254,451            $ 71,789            $ 43,291
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          WORLDWIDE
                                            GROWTH             LAZARD
                                         PORTFOLIO -         RETIREMENT            GROWTH             MID-CAP
                                           SERVICE            SMALL CAP          AND INCOME            VALUE
                                           SHARES            PORTFOLIO           PORTFOLIO           PORTFOLIO
                                         -----------         ----------          ----------          ---------
ASSETS:
  Investments at market value:            $ 57,985            $186,997            $446,191            $273,446

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                          --------            --------            --------            --------

      Total Assets ...........              57,985             186,997             446,191             273,446
                                          --------            --------            --------            --------

LIABILITIES:
  Payables:
    Insurance charges ........                  14                  44                 102                  63
    Administrative fees ......                   1                   3                   9                   5
                                          --------            --------            --------            --------

      Total Liabilities ......                  15                  47                 111                  68
                                          --------            --------            --------            --------

NET ASSETS:                               $ 57,970            $186,950            $446,080            $273,378
                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                               OPPENHEIMER          OPPENHEIMER
  MERRILL LYNCH        MERRILL LYNCH             CAPITAL              GLOBAL
     GLOBAL               SMALL CAP           APPRECIATION          SECURITIES            REAL RETURN           TOTAL RETURN
    ALLOCATION           VALUE V.I.             FUND/VA -            FUND/VA -             PORTFOLIO -          PORTFOLIO -
   V.I. FUND -             FUND -                SERVICE              SERVICE            ADMINISTRATIVE        ADMINISTRATIVE
    CLASS III            CLASS III                SHARES              SHARES                  CLASS                CLASS
  -------------        -------------          ------------          -----------          --------------        --------------
   $    3,340            $    5,802            $  722,858            $  223,836            $  713,414            $2,903,894

           --                    --                    --                    --                    --                    --
   ----------            ----------            ----------            ----------            ----------            ----------

        3,340                 5,802               722,858               223,836               713,414             2,903,894
   ----------            ----------            ----------            ----------            ----------            ----------

            1                     1                   150                    42                   166                   577
           --                    --                    14                     4                    14                    59
   ----------            ----------            ----------            ----------            ----------            ----------

            1                     1                   164                    46                   180                   636
   ----------            ----------            ----------            ----------            ----------            ----------

   $    3,339            $    5,801            $  722,694            $  223,790            $  713,234            $2,903,258
   ==========            ==========            ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                            PIONEER                                    PIONEER
                                            AMERICA              PIONEER               EMERGING           PIONEER EQUITY
                                           INCOME VCT            BALANCED            MARKETS VCT            INCOME VCT
                                          PORTFOLIO -        VCT PORTFOLIO -         PORTFOLIO -           PORTFOLIO -
                                           CLASS II              CLASS II              CLASS II              CLASS II
                                            SHARES                SHARES                SHARES                SHARES
                                          -----------        ---------------         -----------          --------------
ASSETS:
  Investments at market value:            $  220,280            $  393,480            $  148,826            $1,005,127

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........               220,280               393,480               148,826             1,005,127
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    52                    92                    37                   222
    Administrative fees ......                     4                     8                     3                    21
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                    56                   100                    40                   243
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $  220,224            $  393,380            $  148,786            $1,004,884
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                 PIONEER                                     PIONEER
     PIONEER              PIONEER                GROWTH             PIONEER HIGH          INTERNATIONAL         PIONEER MID
   EUROPE VCT             FUND VCT             SHARES VCT             YIELD VCT            VALUE VCT             CAP VALUE
   PORTFOLIO -          PORTFOLIO -           PORTFOLIO -            PORTFOLIO -          PORTFOLIO -         VCT PORTFOLIO -
    CLASS II              CLASS II              CLASS II              CLASS II              CLASS II              CLASS II
     SHARES                SHARES                SHARES                SHARES                SHARES                SHARES
   -----------          -----------           -----------           ------------          -------------       ---------------
   $   26,777            $  936,288            $  476,029            $2,814,641            $  291,972            $  603,319

           --                    --                    --                    --                    --                    --
   ----------            ----------            ----------            ----------            ----------            ----------

       26,777               936,288               476,029             2,814,641               291,972               603,319
   ----------            ----------            ----------            ----------            ----------            ----------

            6                   218                   116                   649                    72                   143
           --                    19                     9                    58                     6                    12
   ----------            ----------            ----------            ----------            ----------            ----------

            6                   237                   125                   707                    78                   155
   ----------            ----------            ----------            ----------            ----------            ----------

   $   26,771            $  936,051            $  475,904            $2,813,934            $  291,894            $  603,164
   ==========            ==========            ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          PIONEER
                                           REAL               PIONEER              PIONEER
                                          ESTATE                SMALL               SMALL              PIONEER
                                           SHARES            CAP VALUE             COMPANY            STRATEGIC
                                            VCT                 VCT                  VCT              INCOME VCT
                                        PORTFOLIO -         PORTFOLIO -          PORTFOLIO -         PORTFOLIO -
                                         CLASS II             CLASS II              CLASS              CLASS II
                                           SHARES              SHARES             II SHARES             SHARES
                                        -----------         -----------          -----------         -----------
ASSETS:
  Investments at market value:            $175,420            $230,821            $175,442            $367,073

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                          --------            --------            --------            --------

      Total Assets ...........             175,420             230,821             175,442             367,073
                                          --------            --------            --------            --------

LIABILITIES:
  Payables:
    Insurance charges ........                  41                  57                  48                  88
    Administrative fees ......                   3                   5                   4                   7
                                          --------            --------            --------            --------

      Total Liabilities ......                  44                  62                  52                  95
                                          --------            --------            --------            --------

NET ASSETS:                               $175,376            $230,759            $175,390            $366,978
                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

    PIONEER           PUTNAM VT            PUTNAM VT
   VALUE VCT         INTERNATIONAL         SMALL CAP                                                  LARGE CAP
  PORTFOLIO -        EQUITY FUND -        VALUE FUND -          ALL CAP           INVESTORS             GROWTH
   CLASS II            CLASS IB             CLASS IB            FUND -              FUND -              FUND -
     SHARES             SHARES               SHARES             CLASS I             CLASS I            CLASS I
  -----------        -------------        ------------         --------           ---------           ---------
   $504,931            $ 87,047            $422,421            $497,586            $667,460            $522,448

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

    504,931              87,047             422,421             497,586             667,460             522,448
   --------            --------            --------            --------            --------            --------

        116                  18                  97                 112                 158                 113
         10                   2                   9                  10                  14                  11
   --------            --------            --------            --------            --------            --------

        126                  20                 106                 122                 172                 124
   --------            --------            --------            --------            --------            --------

   $504,805            $ 87,027            $422,315            $497,464            $667,288            $522,324
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          SMALL CAP                                                  DISCIPLINED
                                            GROWTH          TOTAL RETURN         CONVERTIBLE            MID CAP
                                           FUND -              FUND -             SECURITIES            STOCK
                                           CLASS I            CLASS II            PORTFOLIO           PORTFOLIO
                                          --------          ------------         -----------         -----------
ASSETS:
  Investments at market value:            $501,313            $157,949            $713,803            $376,325

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                          --------            --------            --------            --------

      Total Assets ...........             501,313             157,949             713,803             376,325
                                          --------            --------            --------            --------

LIABILITIES:
  Payables:
    Insurance charges ........                 112                  36                 167                  89
    Administrative fees ......                  10                   3                  14                   8
                                          --------            --------            --------            --------

      Total Liabilities ......                 122                  39                 181                  97
                                          --------            --------            --------            --------

NET ASSETS:                               $501,191            $157,910            $713,622            $376,228
                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                       MERRILL
                                                                                    LAZARD              LYNCH
    EQUITY            FEDERATED            FEDERATED                             INTERNATIONAL        LARGE CAP
    INCOME            HIGH YIELD             STOCK            LARGE CAP             STOCK                CORE
   PORTFOLIO          PORTFOLIO            PORTFOLIO          PORTFOLIO           PORTFOLIO           PORTFOLIO
   ---------          ----------           ---------          ---------          -------------        ---------
   $445,405            $582,944            $ 88,355            $218,509            $229,792            $ 92,957

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

    445,405             582,944              88,355             218,509             229,792              92,957
   --------            --------            --------            --------            --------            --------

         99                 128                  22                  47                  52                  23
          9                  12                   2                   4                   4                   2
   --------            --------            --------            --------            --------            --------

        108                 140                  24                  51                  56                  25
   --------            --------            --------            --------            --------            --------

   $445,297            $582,804            $ 88,331            $218,458            $229,736            $ 92,932
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                              MFS                MFS MID              TRAVELERS
                                           EMERGING                CAP                 QUALITY             AIM CAPITAL
                                             GROWTH               GROWTH                 BOND              APPRECIATION
                                           PORTFOLIO            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                          ----------            ----------            ----------           ------------
ASSETS:
  Investments at market value:            $   66,318            $  277,421            $1,133,460            $  266,851

  Receivables:
    Dividends ................                    --                    --                    --                    --
                                          ----------            ----------            ----------            ----------

      Total Assets ...........                66,318               277,421             1,133,460               266,851
                                          ----------            ----------            ----------            ----------

LIABILITIES:
  Payables:
    Insurance charges ........                    15                    60                   254                    65
    Administrative fees ......                     1                     5                    23                     5
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                    16                    65                   277                    70
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $   66,302            $  277,356            $1,133,183            $  266,781
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                                  DYNAMIC
                                                                                                                  CAPITAL
                                                COMSTOCK            ENTERPRISE            CONTRAFUND(R)         APPRECIATION
       MFS                STRATEGIC           PORTFOLIO -           PORTFOLIO -            PORTFOLIO -          PORTFOLIO -
  TOTAL RETURN              EQUITY              CLASS II             CLASS II                SERVICE              SERVICE
    PORTFOLIO             PORTFOLIO              SHARES                SHARES                CLASS 2              CLASS 2
  ------------           ----------           -----------           -----------           -------------         ------------
   $3,295,755            $  232,890            $1,231,684            $  326,507            $  536,580            $   16,303

           --                    --                    --                    --                    --                    --
   ----------            ----------            ----------            ----------            ----------            ----------

    3,295,755               232,890             1,231,684               326,507               536,580                16,303
   ----------            ----------            ----------            ----------            ----------            ----------

          732                    54                   286                    74                   134                     4
           66                     5                    25                     7                    11                    --
   ----------            ----------            ----------            ----------            ----------            ----------

          798                    59                   311                    81                   145                     4
   ----------            ----------            ----------            ----------            ----------            ----------

   $3,294,957            $  232,831            $1,231,373            $  326,426            $  536,435            $   16,299
   ==========            ==========            ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                            MID CAP
                                          PORTFOLIO -
                                            SERVICE
                                            CLASS 2                COMBINED
                                          -----------            -----------
ASSETS:
  Investments at market value:            $   349,379            $41,419,254

  Receivables:
    Dividends ................                     --                    495
                                          -----------            -----------

      Total Assets ...........                349,379             41,419,749
                                          -----------            -----------

LIABILITIES:
  Payables:
    Insurance charges ........                     77                  9,310
    Administrative fees ......                      7                    829
                                          -----------            -----------

      Total Liabilities ......                     84                 10,139
                                          -----------            -----------

NET ASSETS:                               $   349,295            $41,409,610
                                          ===========            ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                            AIM V.I.           AIM V.I.
                                                                                            CAPITAL            MID CAP
                                                         CAPITAL            MONEY         APPRECIATION       CORE EQUITY
                                                      APPRECIATION          MARKET           FUND -             FUND -
                                                          FUND            PORTFOLIO        SERIES II          SERIES II
                                                      ------------        ---------       ------------       -----------
INVESTMENT INCOME:
  Dividends ...................................         $    118          $  2,410          $     --          $     --
                                                        --------          --------          --------          --------

EXPENSES:
  Insurance charges ...........................              815             5,648             1,208               789
  Administrative fees .........................               75               528               111                66
                                                        --------          --------          --------          --------

    Total expenses ............................              890             6,176             1,319               855
                                                        --------          --------          --------          --------

      Net investment income (loss) ............             (772)           (3,766)           (1,319)             (855)
                                                        --------          --------          --------          --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --               829
    Realized gain (loss) on sale of investments               54                --             2,252               383
                                                        --------          --------          --------          --------

      Realized gain (loss) ....................               54                --             2,252             1,212
                                                        --------          --------          --------          --------

    Change in unrealized gain (loss)
      on investments ..........................           19,407                --            17,577            10,261
                                                        --------          --------          --------          --------

Net increase (decrease) in net assets
  resulting from operations ...................         $ 18,689          $ (3,766)         $ 18,510          $ 10,618
                                                        ========          ========          ========          ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                             GLOBAL
                                                     ALLIANCEBERNSTEIN       GROWTH             GROWTH          GROWTH-INCOME
                                                          PREMIER            FUND -             FUND -              FUND -
                                                    GROWTH PORTFOLIO -      CLASS 2            CLASS 2             CLASS 2
                                                          CLASS B            SHARES             SHARES              SHARES
                                                    ------------------     ---------          ---------         -------------
INVESTMENT INCOME:
  Dividends ...................................         $      --          $     111          $   1,928          $  15,943
                                                        ---------          ---------          ---------          ---------

EXPENSES:
  Insurance charges ...........................               464              2,746              8,548              8,164
  Administrative fees .........................                38                246                755                740
                                                        ---------          ---------          ---------          ---------

    Total expenses ............................               502              2,992              9,303              8,904
                                                        ---------          ---------          ---------          ---------

      Net investment income (loss) ............              (502)            (2,881)            (7,375)             7,039
                                                        ---------          ---------          ---------          ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                22                525                 21                521
                                                        ---------          ---------          ---------          ---------

      Realized gain (loss) ....................                22                525                 21                521
                                                        ---------          ---------          ---------          ---------

    Change in unrealized gain (loss)
      on investments ..........................             4,846             71,338            154,794            159,216
                                                        ---------          ---------          ---------          ---------

Net increase (decrease) in net assets
  resulting from operations ...................         $   4,366          $  68,982          $ 147,440          $ 166,776
                                                        =========          =========          =========          =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                             DREYFUS                                                        MUTUAL
    DELAWARE           DREYFUS VIF        VIF DEVELOPING      FRANKLIN RISING         FRANKLIN              SHARES
    VIP REIT           APPRECIATION           LEADERS            DIVIDENDS           SMALL CAP            SECURITIES
    SERIES -            PORTFOLIO -        PORTFOLIO -           SECURITIES            FUND -               FUND -
    STANDARD             INITIAL             INITIAL          FUND - CLASS 2          CLASS 2              CLASS 2
      CLASS               SHARES              SHARES               SHARES              SHARES               SHARES
   ---------           ------------       --------------      ---------------        ---------            ----------
   $     --             $  1,849            $     80             $    183             $     --             $    141
   --------             --------            --------             --------             --------             --------

      2,029                  608               1,325                2,817                1,857                3,435
        199                   62                 125                  253                  160                  303
   --------             --------            --------             --------             --------             --------

      2,228                  670               1,450                3,070                2,017                3,738
   --------             --------            --------             --------             --------             --------

     (2,228)               1,179              (1,370)              (2,887)              (2,017)              (3,597)
   --------             --------            --------             --------             --------             --------

         --                   --                  --                  597                   --                   --
        794                  328                 911                2,187                   25                  420
   --------             --------            --------             --------             --------             --------

        794                  328                 911                2,784                   25                  420
   --------             --------            --------             --------             --------             --------

     46,368               10,064              24,664               48,447               30,036               65,432
   --------             --------            --------             --------             --------             --------

   $ 44,934             $ 11,571            $ 24,205             $ 48,344             $ 28,044             $ 62,255
   ========             ========            ========             ========             ========             ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                       TEMPLETON
                                                      DEVELOPING         TEMPLETON         TEMPLETON           EQUITY
                                                        MARKETS           FOREIGN            GROWTH             INDEX
                                                      SECURITIES         SECURITIES        SECURITIES        PORTFOLIO -
                                                     FUND - CLASS       FUND - CLASS      FUND - CLASS        CLASS II
                                                       2 SHARES           2 SHARES          2 SHARES           SHARES
                                                     ------------       ------------      ------------       -----------
INVESTMENT INCOME:
  Dividends ...................................         $     --          $     --          $    324          $  7,599
                                                        --------          --------          --------          --------

EXPENSES:
  Insurance charges ...........................              389               747             2,028             4,273
  Administrative fees .........................               34                64               178               381
                                                        --------          --------          --------          --------

    Total expenses ............................              423               811             2,206             4,654
                                                        --------          --------          --------          --------

      Net investment income (loss) ............             (423)             (811)           (1,882)            2,945
                                                        --------          --------          --------          --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --                --
    Realized gain (loss) on sale of investments              152                26                45               187
                                                        --------          --------          --------          --------

      Realized gain (loss) ....................              152                26                45               187
                                                        --------          --------          --------          --------

    Change in unrealized gain (loss)
      on investments ..........................           13,144            18,478            51,026            68,381
                                                        --------          --------          --------          --------

Net increase (decrease) in net assets
  resulting from operations ...................         $ 12,873          $ 17,693          $ 49,189          $ 71,513
                                                        ========          ========          ========          ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    SALOMON              SALOMON              SALOMON
   BROTHERS              BROTHERS             BROTHERS
   VARIABLE              VARIABLE             VARIABLE                               GLOBAL LIFE            GLOBAL
   EMERGING              EMERGING             GROWTH &            BALANCED             SCIENCES           TECHNOLOGY
 GROWTH FUND -        GROWTH FUND -        INCOME FUND -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
    CLASS I              CLASS II             CLASS I              SERVICE             SERVICE             SERVICE
    SHARES                SHARES               SHARES              SHARES               SHARES              SHARES
 -------------        -------------        -------------         -----------         -----------         -----------
   $     --             $     --             $    684             $  2,795            $     --             $     --
   --------             --------             --------             --------            --------             --------

      1,066                  856                  893                1,513                 385                  158
         96                   85                   79                  132                  34                   14
   --------             --------             --------             --------            --------             --------

      1,162                  941                  972                1,645                 419                  172
   --------             --------             --------             --------            --------             --------

     (1,162)                (941)                (288)               1,150                (419)                (172)
   --------             --------             --------             --------            --------             --------

         --                   --                   --                   --                  --                   --
        126                  855                   20                1,085                  14                    9
   --------             --------             --------             --------            --------             --------

        126                  855                   20                1,085                  14                    9
   --------             --------             --------             --------            --------             --------

     19,866               18,258               18,036               11,139               6,649                2,487
   --------             --------             --------             --------            --------             --------

   $ 18,830             $ 18,172             $ 17,768             $ 13,374            $  6,244             $  2,324
   ========             ========             ========             ========            ========             ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                       WORLDWIDE
                                                        GROWTH             LAZARD
                                                      PORTFOLIO -        RETIREMENT          GROWTH          MID-CAP
                                                        SERVICE          SMALL CAP         AND INCOME         VALUE
                                                        SHARES           PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                      -----------        ----------        ----------       ---------
INVESTMENT INCOME:
  Dividends ...................................         $    140          $     --          $  2,213         $  1,184
                                                        --------          --------          --------         --------

EXPENSES:
  Insurance charges ...........................              368               816             1,580            1,077
  Administrative fees .........................               32                70               139               95
                                                        --------          --------          --------         --------

    Total expenses ............................              400               886             1,719            1,172
                                                        --------          --------          --------         --------

      Net investment income (loss) ............             (260)             (886)              494               12
                                                        --------          --------          --------         --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --            2,447
    Realized gain (loss) on sale of investments               24                71                65               54
                                                        --------          --------          --------         --------

      Realized gain (loss) ....................               24                71                65            2,501
                                                        --------          --------          --------         --------

    Change in unrealized gain (loss)
      on investments ..........................            6,123            18,050            33,888           22,133
                                                        --------          --------          --------         --------

Net increase (decrease) in net assets
  resulting from operations ...................         $  5,887          $ 17,235          $ 34,447         $ 24,646
                                                        ========          ========          ========         ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                          OPPENHEIMER
MERRILL LYNCH        MERRILL LYNCH         CAPITAL             OPPENHEIMER
   GLOBAL              SMALL CAP         APPRECIATION       GLOBAL SECURITIES      REAL RETURN          TOTAL RETURN
 ALLOCATION            VALUE V.I.         FUND/VA -             FUND/VA -          PORTFOLIO -          PORTFOLIO -
 V.I. FUND -             FUND -            SERVICE               SERVICE          ADMINISTRATIVE       ADMINISTRATIVE
  CLASS III            CLASS III            SHARES               SHARES               CLASS                CLASS
-------------        -------------       ------------       -----------------     --------------       --------------
   $     93            $      8            $     --             $     --             $  1,126             $ 22,522
   --------            --------            --------             --------             --------             --------

          3                   7               2,045                  209                2,747               13,252
         --                   1                 180                   19                  239                1,359
   --------            --------            --------             --------             --------             --------

          3                   8               2,225                  228                2,986               14,611
   --------            --------            --------             --------             --------             --------

         90                  --              (2,225)                (228)              (1,860)               7,911
   --------            --------            --------             --------             --------             --------

         --                  --                  --                   --               11,939               21,706
         --                  --                 279                  236                1,468                 (235)
   --------            --------            --------             --------             --------             --------

         --                  --                 279                  236               13,407               21,471
   --------            --------            --------             --------             --------             --------

         47                 215              38,177                9,422                  287                1,751
   --------            --------            --------             --------             --------             --------

   $    137            $    215            $ 36,231             $  9,430             $ 11,834             $ 31,133
   ========            ========            ========             ========             ========             ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                        PIONEER                           PIONEER
                                                        AMERICA          PIONEER          EMERGING        PIONEER EQUITY
                                                      INCOME VCT         BALANCED       MARKETS VCT         INCOME VCT
                                                      PORTFOLIO -    VCT PORTFOLIO -    PORTFOLIO -        PORTFOLIO -
                                                       CLASS II          CLASS II         CLASS II           CLASS II
                                                        SHARES            SHARES           SHARES             SHARES
                                                      -----------    ---------------    -----------       --------------
INVESTMENT INCOME:
  Dividends ...................................         $  2,258         $  2,730         $      3          $  6,166
                                                        --------         --------         --------          --------

EXPENSES:
  Insurance charges ...........................              911            1,657              600             2,649
  Administrative fees .........................               77              142               52               241
                                                        --------         --------         --------          --------

    Total expenses ............................              988            1,799              652             2,890
                                                        --------         --------         --------          --------

      Net investment income (loss) ............            1,270              931             (649)            3,276
                                                        --------         --------         --------          --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --               --               --                --
    Realized gain (loss) on sale of investments               11              154            2,415             2,588
                                                        --------         --------         --------          --------

      Realized gain (loss) ....................               11              154            2,415             2,588
                                                        --------         --------         --------          --------

    Change in unrealized gain (loss)
      on investments ..........................              211           14,962           19,724            48,697
                                                        --------         --------         --------          --------

Net increase (decrease) in net assets
  resulting from operations ...................         $  1,492         $ 16,047         $ 21,490          $ 54,561
                                                        ========         ========         ========          ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                      PIONEER
    PIONEER                               PIONEER GROWTH        PIONEER HIGH       INTERNATIONAL         PIONEER MID
  EUROPE VCT          PIONEER FUND          SHARES VCT            YIELD VCT          VALUE VCT            CAP VALUE
  PORTFOLIO -        VCT PORTFOLIO -       PORTFOLIO -           PORTFOLIO -        PORTFOLIO -        VCT PORTFOLIO -
   CLASS II             CLASS II             CLASS II             CLASS II            CLASS II             CLASS II
    SHARES               SHARES               SHARES               SHARES              SHARES               SHARES
  -----------        ---------------      --------------        ------------       -------------       ---------------
   $     --             $  2,880             $     --             $ 48,248            $     --             $     35
   --------             --------             --------             --------            --------             --------

         76                3,683                2,431               13,291               1,455                2,216
          6                  317                  199                1,202                 118                  191
   --------             --------             --------             --------            --------             --------

         82                4,000                2,630               14,493               1,573                2,407
   --------             --------             --------             --------            --------             --------

        (82)              (1,120)              (2,630)              33,755              (1,573)              (2,372)
   --------             --------             --------             --------            --------             --------

         --                   --                   --                   --                  --                   --
          3                1,874                2,445                4,229                  99                  930
   --------             --------             --------             --------            --------             --------

          3                1,874                2,445                4,229                  99                  930
   --------             --------             --------             --------            --------             --------

      2,730               62,512               23,614              108,220              40,305               50,997
   --------             --------             --------             --------            --------             --------

   $  2,651             $ 63,266             $ 23,429             $146,204            $ 38,831             $ 49,555
   ========             ========             ========             ========            ========             ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                        PIONEER                            PIONEER
                                                         REAL            PIONEER            SMALL            PIONEER
                                                         ESTATE         SMALL CAP          COMPANY          STRATEGIC
                                                       SHARES VCT       VALUE VCT            VCT            INCOME VCT
                                                      PORTFOLIO -      PORTFOLIO -       PORTFOLIO -       PORTFOLIO -
                                                       CLASS II          CLASS II          CLASS II          CLASS II
                                                         SHARES           SHARES            SHARES            SHARES
                                                      -----------      -----------       -----------       -----------
INVESTMENT INCOME:
  Dividends ...................................         $  2,296         $     --          $     --          $  3,892
                                                        --------         --------          --------          --------

EXPENSES:
  Insurance charges ...........................              553              822             1,159             1,213
  Administrative fees .........................               43               73                97               105
                                                        --------         --------          --------          --------

    Total expenses ............................              596              895             1,256             1,318
                                                        --------         --------          --------          --------

      Net investment income (loss) ............            1,700             (895)           (1,256)            2,574
                                                        --------         --------          --------          --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --               --                --                --
    Realized gain (loss) on sale of investments              348            3,986             2,382             1,123
                                                        --------         --------          --------          --------

      Realized gain (loss) ....................              348            3,986             2,382             1,123
                                                        --------         --------          --------          --------

    Change in unrealized gain (loss)
      on investments ..........................            6,464           17,261            12,072             7,470
                                                        --------         --------          --------          --------

Net increase (decrease) in net assets
  resulting from operations ...................         $  8,512         $ 20,352          $ 13,198          $ 11,167
                                                        ========         ========          ========          ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    PIONEER            PUTNAM VT            PUTNAM VT
   VALUE VCT         INTERNATIONAL          SMALL CAP                                                      LARGE CAP
  PORTFOLIO -         EQUITY FUND -        VALUE FUND -           ALL CAP             INVESTORS              GROWTH
     CLASS              CLASS IB             CLASS IB             FUND -                FUND -               FUND -
   II SHARES             SHARES               SHARES              CLASS I               CLASS I             CLASS I
  -----------        --------------        ------------           --------            ---------            ---------
   $     --             $     --             $     --             $    950             $  8,102            $      7
   --------             --------             --------             --------             --------            --------

      1,225                  458                1,867                1,931                3,057               1,653
        105                   42                  168                  177                  259                 159
   --------             --------             --------             --------             --------            --------

      1,330                  500                2,035                2,108                3,316               1,812
   --------             --------             --------             --------             --------            --------

     (1,330)                (500)              (2,035)              (1,158)               4,786              (1,805)
   --------             --------             --------             --------             --------            --------

         --                   --                   --                   --                  --                   --
        244                   32                  566                   33                  808                  61
   --------             --------             --------             --------             --------            --------

        244                   32                  566                   33                  808                  61
   --------             --------             --------             --------             --------            --------

     28,939               10,640               57,591               43,963               55,237              34,656
   --------             --------             --------             --------             --------            --------

   $ 27,853             $ 10,172             $ 56,122             $ 42,838             $ 60,831            $ 32,912
   ========             ========             ========             ========             ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                        SMALL CAP          TOTAL                            DISCIPLINED
                                                          GROWTH           RETURN         CONVERTIBLE         MID CAP
                                                         FUND -            FUND -          SECURITIES          STOCK
                                                         CLASS I          CLASS II         PORTFOLIO         PORTFOLIO
                                                        ---------         --------        -----------       -----------
INVESTMENT INCOME:
  Dividends ...................................         $     --          $    413          $ 19,383         $    972
                                                        --------          --------          --------         --------

EXPENSES:
  Insurance charges ...........................            2,286               712             1,679            1,408
  Administrative fees .........................              205                61               152              127
                                                        --------          --------          --------         --------

    Total expenses ............................            2,491               773             1,831            1,535
                                                        --------          --------          --------         --------

      Net investment income (loss) ............           (2,491)             (360)           17,552             (563)
                                                        --------          --------          --------         --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --             1,831                --               --
    Realized gain (loss) on sale of investments              410               125               235              346
                                                        --------          --------          --------         --------

      Realized gain (loss) ....................              410             1,956               235              346
                                                        --------          --------          --------         --------

    Change in unrealized gain (loss)
      on investments ..........................           59,539             5,414             8,731           27,769
                                                        --------          --------          --------         --------

Net increase (decrease) in net assets
  resulting from operations ...................         $ 57,458          $  7,010          $ 26,518         $ 27,552
                                                        ========          ========          ========         ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                         MERRILL
                                                                                      LAZARD              LYNCH
    EQUITY            FEDERATED            FEDERATED                              INTERNATIONAL         LARGE CAP
    INCOME            HIGH YIELD             STOCK             LARGE CAP              STOCK                CORE
   PORTFOLIO          PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
   ---------          ----------           ---------           ---------          -------------         ---------
   $  3,556            $ 38,513             $  1,144            $    775             $  3,644            $    567
   --------            --------             --------            --------             --------            --------

      1,821               2,767                  532                 804                  903                 659
        162                 257                   44                  77                   81                  54
   --------            --------             --------            --------             --------            --------

      1,983               3,024                  576                 881                  984                 713
   --------            --------             --------            --------             --------            --------

      1,573              35,489                  568                (106)               2,660                (146)
   --------            --------             --------            --------             --------            --------

         --                  --                   --                  --                   --                  --
        188                 486                   59                 (39)                 204                  22
   --------            --------             --------            --------             --------            --------

        188                 486                   59                 (39)                 204                  22
   --------            --------             --------            --------             --------            --------

     33,472              (4,339)               8,928              14,174               18,245               6,813
   --------            --------             --------            --------             --------            --------

   $ 35,233            $ 31,636             $  9,555            $ 14,029             $ 21,109            $  6,689
   ========            ========             ========            ========             ========            ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                           MFS             MFS MID          TRAVELERS
                                                        EMERGING            CAP              QUALITY         AIM CAPITAL
                                                         GROWTH            GROWTH             BOND           APPRECIATION
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                        ---------         ---------         ---------        ------------
INVESTMENT INCOME:
  Dividends ...................................         $     --          $     --          $ 52,338          $     --
                                                        --------          --------          --------          --------

EXPENSES:
  Insurance charges ...........................              204             1,317             4,862               904
  Administrative fees .........................               19               120               446                81
                                                        --------          --------          --------          --------

    Total expenses ............................              223             1,437             5,308               985
                                                        --------          --------          --------          --------

      Net investment income (loss) ............             (223)           (1,437)           47,030              (985)
                                                        --------          --------          --------          --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --               415                --
    Realized gain (loss) on sale of investments                9                74             2,198                32
                                                        --------          --------          --------          --------

      Realized gain (loss) ....................                9                74             2,613                32
                                                        --------          --------          --------          --------

    Change in unrealized gain (loss)
      on investments ..........................            3,068            21,925           (36,408)           17,301
                                                        --------          --------          --------          --------

Net increase (decrease) in net assets
  resulting from operations ...................         $  2,854          $ 20,562          $ 13,235          $ 16,348
                                                        ========          ========          ========          ========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                                 DYNAMIC
                                                                                                                 CAPITAL
                                               COMSTOCK            ENTERPRISE           CONTRAFUND(R)          APPRECIATION
    MFS TOTAL           STRATEGIC            PORTFOLIO -           PORTFOLIO -          PORTFOLIO -             PORTFOLIO -
     RETURN               EQUITY               CLASS II              CLASS II             SERVICE                SERVICE
    PORTFOLIO           PORTFOLIO               SHARES               SHARES               CLASS 2                CLASS 2
   ----------           ---------            -----------           -----------          -------------          ------------
   $  69,646            $      --             $      --             $      --             $      --             $      --
   ---------            ---------             ---------             ---------             ---------             ---------

      11,286                1,338                 4,822                 1,467                 1,967                    69
       1,042                  116                   419                   132                   169                     6
   ---------            ---------             ---------             ---------             ---------             ---------

      12,328                1,454                 5,241                 1,599                 2,136                    75
   ---------            ---------             ---------             ---------             ---------             ---------

      57,318               (1,454)               (5,241)               (1,599)               (2,136)                  (75)
   ---------            ---------             ---------             ---------             ---------             ---------

          --                   --                    --                    --                    --                    --
       1,919                  154                 2,014                    77                    23                     3
   ---------            ---------             ---------             ---------             ---------             ---------

       1,919                  154                 2,014                    77                    23                     3
   ---------            ---------             ---------             ---------             ---------             ---------

      96,708               20,611               104,265                22,164                38,168                   954
   ---------            ---------             ---------             ---------             ---------             ---------

   $ 155,945            $  19,311             $ 101,038             $  20,642             $  36,055             $     882
   =========            =========             =========             =========             =========             =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                         MID CAP
                                                       PORTFOLIO -
                                                         SERVICE
                                                         CLASS 2             COMBINED
                                                       -----------          ----------
INVESTMENT INCOME:
  Dividends ...................................         $       --          $  329,969
                                                        ----------          ----------

EXPENSES:
  Insurance charges ...........................              1,560             161,139
  Administrative fees .........................                140              14,575
                                                        ----------          ----------

    Total expenses ............................              1,700             175,714
                                                        ----------          ----------

      Net investment income (loss) ............             (1,700)            154,255
                                                        ----------          ----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --              39,764
    Realized gain (loss) on sale of investments                 92              45,886
                                                        ----------          ----------

      Realized gain (loss) ....................                 92              85,650
                                                        ----------          ----------

    Change in unrealized gain (loss)
      on investments ..........................             43,649           2,177,423
                                                        ----------          ----------

Net increase (decrease) in net assets
  resulting from operations ...................         $   42,041          $2,417,328
                                                        ==========          ==========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                           AIM V.I.            AIM V.I.
                                                                                           CAPITAL             MID CAP
                                                    CAPITAL              MONEY           APPRECIATION        CORE EQUITY
                                                 APPRECIATION            MARKET             FUND -              FUND -
                                                     FUND              PORTFOLIO          SERIES II           SERIES II
                                                 ------------        -----------         ------------        -----------
OPERATIONS:
  Net investment income (loss) ..........        $      (772)        $    (3,766)        $    (1,319)        $      (855)
  Realized gain (loss) ..................                 54                  --               2,252               1,212
  Change in unrealized gain (loss)
    on investments ......................             19,407                  --              17,577              10,261
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations .........             18,689              (3,766)             18,510              10,618
                                                 -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........            240,789           2,085,667             299,618             160,408
  Participant transfers from other
    funding options .....................                538             581,908              11,325              15,626
  Administrative charges ................                 (5)                (24)                 (2)                 (2)
  Contract surrenders ...................               (823)               (198)             (3,588)                (20)
  Participant transfers to other
    funding options .....................                (57)           (583,989)            (31,889)             (4,336)
  Other payments to participants ........                 --                  --                  --                (145)
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            240,442           2,083,364             275,464             171,531
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets            259,131           2,079,598             293,974             182,149

NET ASSETS:
    Beginning of year ...................                 --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------
    End of year .........................        $   259,131         $ 2,079,598         $   293,974         $   182,149
                                                 ===========         ===========         ===========         ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                        GLOBAL
                                              ALLIANCEBERNSTEIN         GROWTH              GROWTH          GROWTH-INCOME
                                                   PREMIER              FUND -              FUND -              FUND -
                                                   GROWTH              CLASS 2             CLASS 2             CLASS 2
                                             PORTFOLIO - CLASS B        SHARES              SHARES              SHARES
                                             -------------------     -----------         -----------        -------------
OPERATIONS:
  Net investment income (loss) ..........        $      (502)        $    (2,881)        $    (7,375)        $     7,039
  Realized gain (loss) ..................                 22                 525                  21                 521
  Change in unrealized gain (loss)
    on investments ......................              4,846              71,338             154,794             159,216
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations .........              4,366              68,982             147,440             166,776
                                                 -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........             64,797             607,006           1,765,463           1,927,701
  Participant transfers from other
    funding options .....................                349              63,933             290,613             182,451
  Administrative charges ................                 (2)                 (2)                (10)                (11)
  Contract surrenders ...................               (130)                 --              (1,321)             (1,440)
  Participant transfers to other
    funding options .....................                 --                 (54)            (21,751)            (10,362)
  Other payments to participants ........                 --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             65,014             670,883           2,032,994           2,098,339
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets             69,380             739,865           2,180,434           2,265,115

NET ASSETS:
    Beginning of year ...................                 --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------
    End of year .........................        $    69,380         $   739,865         $ 2,180,434         $ 2,265,115
                                                 ===========         ===========         ===========         ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                              DREYFUS VIF         FRANKLIN RISING                                  MUTUAL
    DELAWARE            DREYFUS VIF            DEVELOPING            DIVIDENDS             FRANKLIN                SHARES
    VIP REIT            APPRECIATION            LEADERS             SECURITIES              SMALL                SECURITIES
    SERIES -             PORTFOLIO -          PORTFOLIO -             FUND -              CAP FUND -               FUND -
    STANDARD               INITIAL               INITIAL              CLASS 2              CLASS 2                CLASS 2
      CLASS                SHARES                SHARES               SHARES                SHARES                 SHARES
   ---------            ------------          -----------         ---------------         ----------             ----------
   $  (2,228)            $   1,179             $  (1,370)            $  (2,887)            $  (2,017)            $  (3,597)
         794                   328                   911                 2,784                    25                   420

      46,368                10,064                24,664                48,447                30,036                65,432
   ---------             ---------             ---------             ---------             ---------             ---------

      44,934                11,571                24,205                48,344                28,044                62,255
   ---------             ---------             ---------             ---------             ---------             ---------

     333,881               132,878               169,200               655,067               468,571               715,523

     196,352                60,200               144,903                91,990                31,614               133,872
          (4)                   (4)                   (1)                   (1)                   (1)                   (4)
          --                    --                  (317)                 (682)                   --                  (876)

     (12,637)              (42,027)              (12,184)              (70,928)                   --               (12,431)
          --                    --                    --                    --                    --                    --
   ---------             ---------             ---------             ---------             ---------             ---------

     517,592               151,047               301,601               675,446               500,184               836,084
   ---------             ---------             ---------             ---------             ---------             ---------

     562,526               162,618               325,806               723,790               528,228               898,339

          --                    --                    --                    --                    --                    --
   ---------             ---------             ---------             ---------             ---------             ---------
   $ 562,526             $ 162,618             $ 325,806             $ 723,790             $ 528,228             $ 898,339
   =========             =========             =========             =========             =========             =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                  TEMPLETON
                                                  DEVELOPING         TEMPLETON          TEMPLETON
                                                   MARKETS            FOREIGN             GROWTH             EQUITY
                                                  SECURITIES         SECURITIES         SECURITIES           INDEX
                                                   FUND -              FUND -             FUND -          PORTFOLIO -
                                                   CLASS 2            CLASS 2            CLASS 2            CLASS II
                                                    SHARES             SHARES             SHARES             SHARES
                                                  ----------         ----------         ----------        -----------
OPERATIONS:
  Net investment income (loss) ..........         $    (423)         $    (811)         $  (1,882)         $   2,945
  Realized gain (loss) ..................               152                 26                 45                187
  Change in unrealized gain (loss)
    on investments ......................            13,144             18,478             51,026             68,381
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from operations .........            12,873             17,693             49,189             71,513
                                                  ---------          ---------          ---------          ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........           113,431            162,763            420,507            723,277
  Participant transfers from other
    funding options .....................            13,807             37,724            117,514             79,042
  Administrative charges ................                --                 (1)                (3)               (10)
  Contract surrenders ...................                --                (31)              (134)                --
  Participant transfers to other
    funding options .....................                --                (18)            (2,290)                (3)
  Other payments to participants ........                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..           127,238            200,437            535,594            802,306
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets           140,111            218,130            584,783            873,819

NET ASSETS:
    Beginning of year ...................                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------
    End of year .........................         $ 140,111          $ 218,130          $ 584,783          $ 873,819
                                                  =========          =========          =========          =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

     SALOMON              SALOMON               SALOMON
    BROTHERS              BROTHERS              BROTHERS
     VARIABLE             VARIABLE              VARIABLE
    EMERGING              EMERGING              GROWTH &                                  GLOBAL LIFE              GLOBAL
      GROWTH               GROWTH                INCOME              BALANCED               SCIENCES             TECHNOLOGY
      FUND -               FUND -                FUND -             PORTFOLIO -           PORTFOLIO -           PORTFOLIO -
     CLASS I              CLASS II              CLASS I               SERVICE               SERVICE               SERVICE
      SHARES               SHARES                SHARES               SHARES                 SHARES                SHARES
   ----------            ---------             ---------            -----------           -----------           -----------
   $  (1,162)            $    (941)            $    (288)            $   1,150             $    (419)            $    (172)
         126                   855                    20                 1,085                    14                     9

      19,866                18,258                18,036                11,139                 6,649                 2,487
   ---------             ---------             ---------             ---------             ---------             ---------

      18,830                18,172                17,768                13,374                 6,244                 2,324
   ---------             ---------             ---------             ---------             ---------             ---------

     137,825               223,996               250,120               228,422                61,716                32,967

      48,155                32,594                    --                44,609                 3,831                 8,000
          (3)                   (1)                   (1)                   (1)                   (2)                   --
          --                (1,781)                   --                    --                    --                    --

          --               (32,350)                   --               (31,953)                   --                    --
          --                    --                    --                    --                    --                    --
   ---------             ---------             ---------             ---------             ---------             ---------

     185,977               222,458               250,119               241,077                65,545                40,967
   ---------             ---------             ---------             ---------             ---------             ---------

     204,807               240,630               267,887               254,451                71,789                43,291

          --                    --                    --                    --                    --                    --
   ---------             ---------             ---------             ---------             ---------             ---------
   $ 204,807             $ 240,630             $ 267,887             $ 254,451             $  71,789             $  43,291
   =========             =========             =========             =========             =========             =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                  WORLDWIDE
                                                   GROWTH             LAZARD              GROWTH
                                                 PORTFOLIO -        RETIREMENT             AND              MID-CAP
                                                   SERVICE          SMALL CAP             INCOME             VALUE
                                                    SHARES           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                 -----------        ----------          ---------          ---------
OPERATIONS:
  Net investment income (loss) ..........         $    (260)         $    (886)         $     494          $      12
  Realized gain (loss) ..................                24                 71                 65              2,501
  Change in unrealized gain (loss)
    on investments ......................             6,123             18,050             33,888             22,133
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from operations .........             5,887             17,235             34,447             24,646
                                                  ---------          ---------          ---------          ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........            42,072            169,590            379,182            234,024
  Participant transfers from other
    funding options .....................            10,145              2,700             34,870             14,920
  Administrative charges ................                (3)                (2)                (1)                (1)
  Contract surrenders ...................              (131)              (139)            (1,458)              (211)
  Participant transfers to other
    funding options .....................                --             (2,434)              (960)                --
  Other payments to participants ........                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            52,083            169,715            411,633            248,732
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets            57,970            186,950            446,080            273,378

NET ASSETS:
    Beginning of year ...................                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------
    End of year .........................         $  57,970          $ 186,950          $ 446,080          $ 273,378
                                                  =========          =========          =========          =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

   MERRILL               MERRILL              OPPENHEIMER             OPPENHEIMER
    LYNCH                 LYNCH                 CAPITAL                 GLOBAL
   GLOBAL                SMALL CAP            APPRECIATION            SECURITIES             REAL RETURN              TOTAL RETURN
 ALLOCATION             VALUE V.I.             FUND/VA -               FUND/VA -             PORTFOLIO -              PORTFOLIO -
 V.I. FUND -              FUND -                SERVICE                 SERVICE             ADMINISTRATIVE           ADMINISTRATIVE
  CLASS III             CLASS III                SHARES                 SHARES                   CLASS                   CLASS
------------           -----------            ------------            -----------           --------------           --------------
$        90            $        --            $    (2,225)            $      (228)            $    (1,860)            $     7,911
         --                     --                    279                     236                  13,407                  21,471

         47                    215                 38,177                   9,422                     287                   1,751
-----------            -----------            -----------             -----------             -----------             -----------

        137                    215                 36,231                   9,430                  11,834                  31,133
-----------            -----------            -----------             -----------             -----------             -----------

      3,202                  3,540                678,732                 186,694                 672,073               2,332,527

         --                  2,046                  8,032                  27,666                  42,077                 575,795
         --                     --                     --                      --                      (3)                    (64)
         --                     --                     --                      --                    (243)                (20,449)

         --                     --                     --                      --                 (12,504)                (15,684)
         --                     --                   (301)                     --                      --                      --
-----------            -----------            -----------             -----------             -----------             -----------

      3,202                  5,586                686,463                 214,360                 701,400               2,872,125
-----------            -----------            -----------             -----------             -----------             -----------

      3,339                  5,801                722,694                 223,790                 713,234               2,903,258

         --                     --                     --                      --                      --                      --
-----------            -----------            -----------             -----------             -----------             -----------
$     3,339            $     5,801            $   722,694             $   223,790             $   713,234             $ 2,903,258
===========            ===========            ===========             ===========             ===========             ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                    PIONEER                                                        PIONEER
                                                    AMERICA                                   PIONEER               EQUITY
                                                    INCOME               PIONEER              EMERGING              INCOME
                                                      VCT                BALANCED             MARKETS                VCT
                                                  PORTFOLIO -        VCT PORTFOLIO -      VCT PORTFOLIO -        PORTFOLIO -
                                                   CLASS II              CLASS II             CLASS II             CLASS II
                                                    SHARES                SHARES               SHARES               SHARES
                                                  -----------        ---------------      ---------------        -----------
OPERATIONS:
  Net investment income (loss) ..........         $     1,270          $       931          $      (649)         $     3,276
  Realized gain (loss) ..................                  11                  154                2,415                2,588
  Change in unrealized gain (loss)
    on investments ......................                 211               14,962               19,724               48,697
                                                  -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations .........               1,492               16,047               21,490               54,561
                                                  -----------          -----------          -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........             185,980              365,263              107,768              939,986
  Participant transfers from other
    funding options .....................              33,821               16,296               37,459               59,614
  Administrative charges ................                  --                   --                   (1)                  (5)
  Contract surrenders ...................                (665)              (4,092)                  --                 (454)
  Participant transfers to other
    funding options .....................                  --                   --              (17,930)             (48,553)
  Other payments to participants ........                (404)                (134)                  --                 (265)
                                                  -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             218,732              377,333              127,296              950,323
                                                  -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets             220,224              393,380              148,786            1,004,884

NET ASSETS:
    Beginning of year ...................                  --                   --                   --                   --
                                                  -----------          -----------          -----------          -----------
    End of year .........................         $   220,224          $   393,380          $   148,786          $ 1,004,884
                                                  ===========          ===========          ===========          ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                   PIONEER
      PIONEER               PIONEER                 GROWTH                PIONEER                PIONEER                PIONEER
      EUROPE                  FUND                  SHARES              HIGH YIELD            INTERNATIONAL             MID CAP
        VCT                   VCT                    VCT                    VCT                 VALUE VCT              VALUE VCT
    PORTFOLIO -           PORTFOLIO -            PORTFOLIO -            PORTFOLIO -            PORTFOLIO -            PORTFOLIO -
     CLASS II               CLASS II               CLASS II              CLASS II                CLASS II               CLASS II
      SHARES                 SHARES                 SHARES                SHARES                  SHARES                 SHARES
   -----------            -----------            -----------            -----------            -----------            -----------
   $       (82)           $    (1,120)           $    (2,630)           $    33,755            $    (1,573)           $    (2,372)
             3                  1,874                  2,445                  4,229                     99                    930

         2,730                 62,512                 23,614                108,220                 40,305                 50,997
   -----------            -----------            -----------            -----------            -----------            -----------

         2,651                 63,266                 23,429                146,204                 38,831                 49,555
   -----------            -----------            -----------            -----------            -----------            -----------

        24,120                644,909                454,346              2,376,013                252,787                501,490

            --                230,253                 97,349                364,673                    276                 53,651
            --                     (1)                    (2)                   (36)                    --                     (4)
            --                 (2,063)                (3,599)               (12,535)                    --                   (556)

            --                     --                (23,229)               (60,385)                    --                   (844)
            --                   (313)               (72,390)                    --                     --                   (128)
   -----------            -----------            -----------            -----------            -----------            -----------

        24,120                872,785                452,475              2,667,730                253,063                553,609
   -----------            -----------            -----------            -----------            -----------            -----------

        26,771                936,051                475,904              2,813,934                291,894                603,164

            --                     --                     --                     --                     --                     --
   -----------            -----------            -----------            -----------            -----------            -----------
   $    26,771            $   936,051            $   475,904            $ 2,813,934            $   291,894            $   603,164
   ===========            ===========            ===========            ===========            ===========            ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                      PIONEER            PIONEER            PIONEER
                                                   PIONEER           SMALL CAP            SMALL            STRATEGIC
                                                 REAL ESTATE           VALUE             COMPANY             INCOME
                                                  SHARES VCT            VCT                VCT                VCT
                                                 PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
                                                  CLASS II            CLASS II           CLASS II           CLASS II
                                                   SHARES              SHARES             SHARES             SHARES
                                                 -----------        -----------        -----------        -----------
OPERATIONS:
  Net investment income (loss) ..........         $   1,700          $    (895)         $  (1,256)         $   2,574
  Realized gain (loss) ..................               348              3,986              2,382              1,123
  Change in unrealized gain (loss)
    on investments ......................             6,464             17,261             12,072              7,470
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from operations .........             8,512             20,352             13,198             11,167
                                                  ---------          ---------          ---------          ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........           132,832            269,966            192,125            409,199
  Participant transfers from other
    funding options .....................            36,208             22,927              1,757             60,267
  Administrative charges ................                --                 --                 --                 (3)
  Contract surrenders ...................                 2               (110)               (20)              (177)
  Participant transfers to other
    funding options .....................            (2,178)           (82,376)           (31,670)          (113,475)
  Other payments to participants ........                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..           166,864            210,407            162,192            355,811
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets           175,376            230,759            175,390            366,978

NET ASSETS:
    Beginning of year ...................                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------
    End of year .........................         $ 175,376          $ 230,759          $ 175,390          $ 366,978
                                                  =========          =========          =========          =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    PIONEER            PUTNAM              PUTNAM
     VALUE               VT               VT SMALL
      VCT           INTERNATIONAL        CAP VALUE
  PORTFOLIO -       EQUITY FUND -          FUND -            ALL CAP           INVESTORS          LARGE CAP
   CLASS II           CLASS IB            CLASS IB           FUND -              FUND -         GROWTH FUND -
    SHARES             SHARES              SHARES            CLASS I            CLASS I            CLASS I
  -----------       -------------       ----------          ---------          ---------        -------------
   $  (1,330)         $    (500)         $  (2,035)         $  (1,158)         $   4,786          $  (1,805)
         244                 32                566                 33                808                 61

      28,939             10,640             57,591             43,963             55,237             34,656
   ---------          ---------          ---------          ---------          ---------          ---------

      27,853             10,172             56,122             42,838             60,831             32,912
   ---------          ---------          ---------          ---------          ---------          ---------

     474,670             67,928            298,255            285,575            476,861            495,774

       2,282              8,962             70,978            169,274            156,753                858
          --                 (4)                (3)                (4)                (2)                (3)
          --                 --                 --                 --               (431)                --

          --                (31)            (3,037)              (219)           (26,724)            (7,217)
          --                 --                 --                 --                 --                 --
   ---------          ---------          ---------          ---------          ---------          ---------

     476,952             76,855            366,193            454,626            606,457            489,412
   ---------          ---------          ---------          ---------          ---------          ---------

     504,805             87,027            422,315            497,464            667,288            522,324

          --                 --                 --                 --                 --                 --
   ---------          ---------          ---------          ---------          ---------          ---------
   $ 504,805          $  87,027          $ 422,315          $ 497,464          $ 667,288          $ 522,324
   =========          =========          =========          =========          =========          =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                  SMALL CAP           TOTAL                               DISCIPLINED
                                                   GROWTH             RETURN           CONVERTIBLE          MID CAP
                                                   FUND -             FUND -           SECURITIES            STOCK
                                                   CLASS I           CLASS II           PORTFOLIO          PORTFOLIO
                                                  ---------          ---------         -----------        -----------
OPERATIONS:
  Net investment income (loss) ..........         $  (2,491)         $    (360)         $  17,552          $    (563)
  Realized gain (loss) ..................               410              1,956                235                346
  Change in unrealized gain (loss)
    on investments ......................            59,539              5,414              8,731             27,769
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from operations .........            57,458              7,010             26,518             27,552
                                                  ---------          ---------          ---------          ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........           381,282            132,855            566,585            306,476
  Participant transfers from other
    funding options .....................            63,749             21,634            123,469             47,871
  Administrative charges ................                (5)                --                 (2)                (5)
  Contract surrenders ...................                --             (3,589)                --                 --
  Participant transfers to other
    funding options .....................            (1,293)                --             (2,948)            (5,666)
  Other payments to participants ........                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..           443,733            150,900            687,104            348,676
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets           501,191            157,910            713,622            376,228

NET ASSETS:
    Beginning of year ...................                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------
    End of year .........................         $ 501,191          $ 157,910          $ 713,622          $ 376,228
                                                  =========          =========          =========          =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                        MERRILL
                                                                                     LAZARD              LYNCH
     EQUITY            FEDERATED           FEDERATED                             INTERNATIONAL         LARGE CAP
     INCOME            HIGH YIELD            STOCK             LARGE CAP              STOCK               CORE
   PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
   ---------           ----------          ---------           ---------         -------------         ---------
   $   1,573           $  35,489           $     568           $    (106)          $   2,660           $    (146)
         188                 486                  59                 (39)                204                  22

      33,472              (4,339)              8,928              14,174              18,245               6,813
   ---------           ---------           ---------           ---------           ---------           ---------

      35,233              31,636               9,555              14,029              21,109               6,689
   ---------           ---------           ---------           ---------           ---------           ---------

     339,849             439,706              79,264             165,377             198,685              83,595

      76,736             122,800                  87              39,058              10,356               2,648
          (7)                 (3)                 (2)                 (6)                 (4)                 --
        (130)               (811)                 --                  --                 (99)                 --

      (6,384)            (10,524)               (573)                 --                (311)                 --
          --                  --                  --                  --                  --                  --
   ---------           ---------           ---------           ---------           ---------           ---------

     410,064             551,168              78,776             204,429             208,627              86,243
   ---------           ---------           ---------           ---------           ---------           ---------

     445,297             582,804              88,331             218,458             229,736              92,932

          --                  --                  --                  --                  --                  --
   ---------           ---------           ---------           ---------           ---------           ---------
   $ 445,297           $ 582,804           $  88,331           $ 218,458           $ 229,736           $  92,932
   =========           =========           =========           =========           =========           =========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                      MFS                MFS MID             TRAVELERS              AIM
                                                   EMERGING                CAP                QUALITY             CAPITAL
                                                    GROWTH                GROWTH                BOND            APPRECIATION
                                                   PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                  -----------          -----------          -----------         ------------
OPERATIONS:
  Net investment income (loss) ..........         $      (223)         $    (1,437)         $    47,030          $      (985)
  Realized gain (loss) ..................                   9                   74                2,613                   32
  Change in unrealized gain (loss)
    on investments ......................               3,068               21,925              (36,408)              17,301
                                                  -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from operations .........               2,854               20,562               13,235               16,348
                                                  -----------          -----------          -----------          -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........              62,756              254,594            1,028,064              247,048
  Participant transfers from other
    funding options .....................                 887                2,661              264,127                3,623
  Administrative charges ................                  (3)                  (4)                  (7)                  (6)
  Contract surrenders ...................                (121)                (190)              (1,481)                  --
  Participant transfers to other
    funding options .....................                 (71)                (267)            (170,755)                (232)
  Other payments to participants ........                  --                   --                   --                   --
                                                  -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..              63,448              256,794            1,119,948              250,433
                                                  -----------          -----------          -----------          -----------

    Net increase (decrease) in net assets              66,302              277,356            1,133,183              266,781

NET ASSETS:
    Beginning of year ...................                  --                   --                   --                   --
                                                  -----------          -----------          -----------          -----------
    End of year .........................         $    66,302          $   277,356          $ 1,133,183          $   266,781
                                                  ===========          ===========          ===========          ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                                   DYNAMIC
                                                                                                                   CAPITAL
       MFS                                       COMSTOCK            ENTERPRISE           CONTRAFUND(R)          APPRECIATION
      TOTAL               STRATEGIC            PORTFOLIO -           PORTFOLIO -          PORTFOLIO -            PORTFOLIO -
      RETURN                EQUITY               CLASS II             CLASS II              SERVICE                SERVICE
    PORTFOLIO             PORTFOLIO               SHARES               SHARES               CLASS 2                CLASS 2
   -----------           -----------           -----------           -----------          -------------          ------------
   $    57,318           $    (1,454)          $    (5,241)          $    (1,599)          $    (2,136)          $       (75)
         1,919                   154                 2,014                    77                    23                     3

        96,708                20,611               104,265                22,164                38,168                   954
   -----------           -----------           -----------           -----------           -----------           -----------

       155,945                19,311               101,038                20,642                36,055                   882
   -----------           -----------           -----------           -----------           -----------           -----------

     2,209,701               209,544             1,105,331               282,001               464,998                15,623

       983,904                 4,107                32,343                25,412                38,321                    36
           (26)                   (3)                   (7)                   (1)                   (2)                   --
        (1,883)                 (128)               (5,411)               (1,628)                 (655)                   --

       (52,684)                   --                (1,921)                   --                (2,282)                 (242)
            --                    --                    --                    --                    --                    --
   -----------           -----------           -----------           -----------           -----------           -----------

     3,139,012               213,520             1,130,335               305,784               500,380                15,417
   -----------           -----------           -----------           -----------           -----------           -----------

     3,294,957               232,831             1,231,373               326,426               536,435                16,299

            --                    --                    --                    --                    --                    --
   -----------           -----------           -----------           -----------           -----------           -----------
   $ 3,294,957           $   232,831           $ 1,231,373           $   326,426           $   536,435           $    16,299
   ===========           ===========           ===========           ===========           ===========           ===========

                        See Notes to Financial Statements

                         TLAC SEPARATE ACCOUNT FOURTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     MID CAP
                                                   PORTFOLIO -
                                                     SERVICE
                                                     CLASS 2              COMBINED
                                                  ------------          ------------
OPERATIONS:
  Net investment income (loss) ..........         $     (1,700)         $    154,255
  Realized gain (loss) ..................                   92                85,650
  Change in unrealized gain (loss)
    on investments ......................               43,649             2,177,423
                                                  ------------          ------------

    Net increase (decrease) in net assets
      resulting from operations .........               42,041             2,417,328
                                                  ------------          ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........              206,674            34,419,084
  Participant transfers from other
    funding options .....................              111,479             6,308,167
  Administrative charges ................                   (5)                 (335)
  Contract surrenders ...................                 (358)              (75,156)
  Participant transfers to other
    funding options .....................              (10,536)           (1,585,398)
  Other payments to participants ........                   --               (74,080)
                                                  ------------          ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..              307,254            38,992,282
                                                  ------------          ------------

    Net increase (decrease) in net assets              349,295            41,409,610

NET ASSETS:
    Beginning of year ...................                   --                    --
                                                  ------------          ------------
    End of year .........................         $    349,295          $ 41,409,610
                                                  ============          ============

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

TLAC Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), which is a wholly owned subsidiary of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by Travelers Life. Separate Account Fourteen is registered under the Investment Company Act of 1940, as amended, as a unit investment trust Separate Account Fourteen is comprised of the Pioneer AnnuiStar Value Annuity, Pioneer AnnuiStar Annuity, and Travelers Life & Annuity Porfolio Architect II Annuity products.

Participant purchase payments applied to Separate Account Fourteen are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2003, the investments comprising Separate Account Fourteen were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     AIM Variable Insurance Funds, Delaware business trust
         AIM V.I. Capital Appreciation Fund - Series II
         AIM V.I. Mid Cap Core Equity Fund - Series II
     AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Premier Growth Portfolio - Class B
     American Funds Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2 Shares
         Growth Fund - Class 2 Shares
         Growth-Income Fund - Class 2 Shares
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus VIF Appreciation Portfolio - Initial Shares
         Dreyfus VIF Developing Leaders Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Rising Dividends Securities Fund - Class 2 Shares
         Franklin Small Cap Fund - Class 2 Shares
         Mutual Shares Securities Fund - Class 2 Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
         Templeton Growth Securities Fund - Class 2 Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Equity Index Portfolio - Class II Shares
         Salomon Brothers Variable Emerging Growth Fund - Class I Shares Salomon Brothers Variable Emerging Growth Fund - Class II Shares Salomon Brothers Variable Growth & Income Fund - Class I Shares
     Janus Aspen Series, Delaware business trust
         Balanced Portfolio - Service Shares
         Global Life Sciences Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     Lazard Retirement Series, Inc., Massachusetts business trust
         Lazard Retirement Small Cap Portfolio
     Lord Abbett Series Fund, Inc., Maryland business trust
         Growth and Income Portfolio
         Mid-Cap Value Portfolio
     Merrill Lynch Variable Series Funds, Inc., Maryland business trust
         Merrill Lynch Global Allocation V.I. Fund - Class III
         Merrill Lynch Small Cap Value V.I. Fund - Class III
     Oppenheimer Variable Account Funds, Massachusetts business trust
         Oppenheimer Capital Appreciation Fund/VA - Service Shares
         Oppenheimer Global Securities Fund/VA - Service Shares

                          NOTES TO FINANCIAL STATEMENTS

     PIMCO Variable Insurance Trust, Massachusetts business trust
         Real Return Portfolio - Administrative Class
         Total Return Portfolio - Administrative Class
     Pioneer Variable Contracts Trust, Massachusetts business trust
         Pioneer America Income VCT Portfolio - Class II Shares
         Pioneer Balanced VCT Portfolio - Class II Shares
         Pioneer Emerging Markets VCT Portfolio - Class II Shares
         Pioneer Equity Income VCT Portfolio - Class II Shares
         Pioneer Europe VCT Portfolio - Class II Shares
         Pioneer Fund VCT Portfolio - Class II Shares
         Pioneer Growth Shares VCT Portfolio - Class II Shares
         Pioneer High Yield VCT Portfolio - Class II Shares
         Pioneer International Value VCT Portfolio - Class II Shares
         Pioneer Mid Cap Value VCT Portfolio - Class II Shares
         Pioneer Real Estate Shares VCT Portfolio - Class II Shares
         Pioneer Small Cap Value VCT Portfolio - Class II Shares
         Pioneer Small Company VCT Portfolio - Class II Shares
         Pioneer Strategic Income VCT Portfolio - Class II Shares
         Pioneer Value VCT Portfolio - Class II Shares
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Equity Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
     Salomon Brothers Variable Series Funds Inc., Maryland business trust,
       Affiliate of The Company
         All Cap Fund - Class I
         Investors Fund - Class I
         Large Cap Growth Fund - Class I
         Small Cap Growth Fund - Class I
         Total Return Fund - Class II
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated High Yield Portfolio
         Federated Stock Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         Pioneer Fund Portfolio*
         Travelers Quality Bond Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         MFS Total Return Portfolio
         SB Adjustable Rate Income Portfolio - Class I Shares *
         Strategic Equity Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
         Enterprise Portfolio - Class II Shares
     Variable Insurance Products Fund II, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
         Dynamic Capital Appreciation Portfolio - Service Class 2
         Mid Cap Portfolio - Service Class 2

                          NOTES TO FINANCIAL STATEMENTS

     * No assets for the period

Not all funds may be available in all states or to all contract owners.

The following is a summary of significant accounting policies consistently followed by Separate Account Six in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES. The operations of Separate Account Fourteen form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account Fourteen. Separate Account Fourteen is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. Separate Account Fourteen adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $41,780,043 and $2,584,098 respectively, for the period ended December 31, 2003. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $39,241,831 at December 31, 2003. Gross unrealized appreciation for all investments at December 31, 2003 was $2,218,170. Gross unrealized depreciation for all investments at December 31, 2003 was $40,747.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values;

-     Mortality and Expense Risks assumed by The Company (M&E)
-     Administrative fees paid for administrative expenses (ADM)
-     Enhanced Stepped-up Provision, if elected by the contract owner (E.S.P.)
-     Guaranteed  Minimum Withdrawal  Benefit,  if elected by the contract owner
      (GMWB)

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option. The table displays the following death benefit (Dth Ben) designations; Standard (S), Enhanced (E), Roll-up (R). and Step-Up (SU).

------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                      FOURTEEN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Asset-based Charges
                                                                        ------------------------------------------------------------
                                                                                          Optional Features
  Separate Account Charge (1)    Dth                                                      -----------------           Total
   (as identified in Note 4)     Ben  Product                            M&E       ADM     E.S.P.     GMWB            Charge
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.45%     S   Portfolio Architect II            1.30%     0.15%                                1.45%

Separate Account Charge 1.50%     S   Pioneer AnnuiStar Value           1.35%     0.15%                                1.50%

Separate Account Charge 1.55%     S   Pioneer AnnuiStar                 1.40%     0.15%                                1.55%
                                 SU   Portfolio Architect II            1.40%     0.15%                                1.55%

Separate Account Charge 1.65%     S   Portfolio Architect II            1.30%     0.15%     0.20%                      1.65%

Separate Account Charge 1.70%     S   Pioneer AnnuiStar Value           1.35%     0.15%     0.20%                      1.70%

Separate Account Charge 1.75%     E   Pioneer AnnuiStar                 1.60%     0.15%                                1.75%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%                                1.75%
                                  R   Portfolio Architect II            1.60%     0.15%                                1.75%
                                  S   Pioneer AnnuiStar                 1.40%     0.15%     0.20%                      1.75%
                                 SU   Portfolio Architect II            1.40%     0.15%     0.20%                      1.75%

Separate Account Charge 1.85%     S   Portfolio Architect II            1.30%     0.15%              0.40%             1.85%

Separate Account Charge 1.90%     S   Pioneer AnnuiStar Value           1.35%     0.15%              0.40%             1.90%

Separate Account Charge 1.95%     S   Pioneer AnnuiStar                 1.40%     0.15%              0.40%             1.95%
                                 SU   Portfolio Architect II            1.40%     0.15%              0.40%             1.95%
                                  E   Pioneer AnnuiStar                 1.60%     0.15%     0.20%                      1.95%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%     0.20%                      1.95%
                                  R   Portfolio Architect II            1.60%     0.15%     0.20%                      1.95%
Separate Account Charge 2.05%     S   Portfolio Architect II            1.30%     0.15%     0.20%    0.40%             2.05%

Separate Account Charge 2.10%     S   Pioneer AnnuiStar Value           1.35%     0.15%     0.20%    0.40%             2.10%

Separate Account Charge 2.15%     S   Pioneer AnnuiStar                 1.40%     0.15%     0.20%    0.40%             2.15%
                                 SU   Portfolio Architect II            1.40%     0.15%     0.20%    0.40%             2.15%
                                  E   Pioneer AnnuiStar                 1.60%     0.15%              0.40%             2.15%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%              0.40%             2.15%
                                  R   Portfolio Architect II            1.60%     0.15%              0.40%             2.15%

Separate Account Charge 2.35%     E   Pioneer AnnuiStar                 1.60%     0.15%     0.20%    0.40%             2.35%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%     0.20%    0.40%             2.35%
                                  R   Portfolio Architect II            1.60%     0.15%     0.20%    0.40%             2.35%
------------------------------------------------------------------------------------------------------------------------------------
(1)   Certain accumulation and annuity unit values displayed in Note 4 may not be available through certain sub-accounts.  If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 4.
------------------------------------------------------------------------------------------------------------------------------------

For Contracts in the accumulation phase with a value of less than $40,000, an annual charge of $30 is assessed through the redemption of units and paid to The Company to cover administrative charges.

No withdrawal charges are deducted from participant purchase payments when they are received. However, in the accumulation phase, a withdrawal charge of up to 6% will apply if the purchase payment is surrendered within seven years of its payment date. Withdrawal charges assessed were $1,323 for the period ended December 31, 2003 and are included in the contract surrenders on the Statement of Changes in Net Assets. This charge is assessed through the redemption of units.

In the annuity phase, if the Variable Liquidity Benefit is selected, a surrender charge of up to 8% will be assessed for deposit amounts withdrawn within seven years of the deposit date. This charge is assessed through the redemption of units. There were no surrender charges associated with Variable Liquidity Benefits in 2003.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. NET CONTRACT OWNERS' EQUITY

                                                                                  DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Capital Appreciation Fund
    Separate Account Charges 1.45% ............................            22,095       $   1.217          $     26,900
    Separate Account Charges 1.55% ............................             3,574           1.217                 4,349
    Separate Account Charges 1.65% ............................                --           1.216                    --
    Separate Account Charges 1.75% ............................             4,308           1.215                 5,234
    Separate Account Charges 1.85% ............................           181,152           1.214               219,951
    Separate Account Charges 1.95% ............................                --           1.213                    --
    Separate Account Charges 2.05% ............................             2,224           1.213                 2,697
    Separate Account Charges 2.15% ............................                --           1.212                    --
    Separate Account Charges 2.35% ............................                --           1.210                    --

Money Market Portfolio
    Separate Account Charges 1.45% ............................           600,572           0.995               597,607
    Separate Account Charges 1.55% ............................            59,552           0.994                59,219
    Separate Account Charges 1.65% ............................            16,450           0.994                16,347
    Separate Account Charges 1.75% ............................               200           0.993                   199
    Separate Account Charges 1.85% ............................            23,623           0.992                23,443
    Separate Account Charges 1.95% ............................         1,238,826           0.992             1,228,556
    Separate Account Charges 2.05% ............................            84,228           0.991                83,472
    Separate Account Charges 2.15% ............................            71,445           0.990                70,755
    Separate Account Charges 2.35% ............................                --           0.989                    --

AIM Variable Insurance Funds, Inc.
  AIM V.I. Capital Appreciation Fund - Series II
    Separate Account Charges 1.45% ............................                --           1.226                    --
    Separate Account Charges 1.55% ............................           102,973           1.225               126,168
    Separate Account Charges 1.65% ............................                --           1.224                    --
    Separate Account Charges 1.75% ............................             1,313           1.224                 1,607
    Separate Account Charges 1.85% ............................                --           1.223                    --
    Separate Account Charges 1.95% ............................           110,756           1.222               135,338
    Separate Account Charges 2.05% ............................                --           1.221                    --
    Separate Account Charges 2.15% ............................            22,172           1.220                27,056
    Separate Account Charges 2.35% ............................             3,122           1.219                 3,805
AIM V.I. Mid Cap Core Equity Fund - Series II
    Separate Account Charges 1.45% ............................                --           1.245                    --
    Separate Account Charges 1.55% ............................            16,060           1.244                19,985
    Separate Account Charges 1.65% ............................                --           1.244                    --
    Separate Account Charges 1.75% ............................            14,413           1.243                17,912
    Separate Account Charges 1.85% ............................                --           1.242                    --
    Separate Account Charges 1.95% ............................            79,516           1.241                98,686
    Separate Account Charges 2.05% ............................                --           1.240                    --
    Separate Account Charges 2.15% ............................            32,356           1.239                40,103
    Separate Account Charges 2.35% ............................             4,414           1.238                 5,463

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 1.45% ............................                --           1.147                    --
    Separate Account Charges 1.55% ............................             3,163           1.147                 3,627
    Separate Account Charges 1.65% ............................                --           1.146                    --
    Separate Account Charges 1.75% ............................                --           1.145                    --
    Separate Account Charges 1.85% ............................            17,925           1.144                20,510

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
AllianceBernstein Variable Product Series Fund, Inc. (continued)
  AllianceBernstein Premier Growth Portfolio - Class B (continued)
    Separate Account Charges 1.95% ............................            33,967       $   1.143          $     38,839
    Separate Account Charges 2.05% ............................                --           1.143                    --
    Separate Account Charges 2.15% ............................                --           1.142                    --
    Separate Account Charges 2.35% ............................             5,616           1.140                 6,404

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................            37,036           1.321                48,921
    Separate Account Charges 1.55% ............................            76,432           1.320               100,891
    Separate Account Charges 1.65% ............................                --           1.319                    --
    Separate Account Charges 1.75% ............................            32,753           1.318                43,177
    Separate Account Charges 1.85% ............................           151,464           1.317               199,530
    Separate Account Charges 1.95% ............................           261,302           1.316               343,990
    Separate Account Charges 2.05% ............................             2,551           1.316                 3,356
    Separate Account Charges 2.15% ............................                --           1.315                    --
    Separate Account Charges 2.35% ............................                --           1.313                    --
  Growth Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................           175,834           1.260               221,568
    Separate Account Charges 1.55% ............................           117,840           1.259               148,391
    Separate Account Charges 1.65% ............................                --           1.258                    --
    Separate Account Charges 1.75% ............................            43,969           1.258                55,293
    Separate Account Charges 1.85% ............................           603,434           1.257               758,340
    Separate Account Charges 1.95% ............................           691,961           1.256               869,009
    Separate Account Charges 2.05% ............................            32,377           1.255                40,633
    Separate Account Charges 2.15% ............................            64,304           1.254                80,646
    Separate Account Charges 2.35% ............................             5,233           1.252                 6,554
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................           261,983           1.258               329,480
    Separate Account Charges 1.55% ............................           169,867           1.257               213,488
    Separate Account Charges 1.65% ............................                --           1.256                    --
    Separate Account Charges 1.75% ............................            37,629           1.255                47,229
    Separate Account Charges 1.85% ............................           756,943           1.254               949,396
    Separate Account Charges 1.95% ............................           495,335           1.253               620,852
    Separate Account Charges 2.05% ............................             2,669           1.253                 3,343
    Separate Account Charges 2.15% ............................            54,527           1.252                68,252
    Separate Account Charges 2.35% ............................            26,460           1.250                33,075

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 1.45% ............................           165,626           1.265               209,547
    Separate Account Charges 1.55% ............................            25,593           1.264                32,359
    Separate Account Charges 1.65% ............................                --           1.263                    --
    Separate Account Charges 1.75% ............................             1,393           1.263                 1,759
    Separate Account Charges 1.85% ............................           127,339           1.262               160,674
    Separate Account Charges 1.95% ............................            90,838           1.261               114,540
    Separate Account Charges 2.05% ............................             1,437           1.260                 1,811
    Separate Account Charges 2.15% ............................            27,981           1.259                35,234
    Separate Account Charges 2.35% ............................             5,250           1.258                 6,602

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 1.45% ............................            74,699       $   1.172          $     87,571
    Separate Account Charges 1.55% ............................               735           1.172                   861
    Separate Account Charges 1.65% ............................                --           1.171                    --
    Separate Account Charges 1.75% ............................             1,513           1.170                 1,770
    Separate Account Charges 1.85% ............................            29,193           1.169                34,132
    Separate Account Charges 1.95% ............................            29,587           1.168                34,568
    Separate Account Charges 2.05% ............................             3,182           1.168                 3,716
    Separate Account Charges 2.15% ............................                --           1.167                    --
    Separate Account Charges 2.35% ............................                --           1.165                    --
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 1.45% ............................            75,726           1.286                97,347
    Separate Account Charges 1.55% ............................               669           1.285                   859
    Separate Account Charges 1.65% ............................                --           1.284                    --
    Separate Account Charges 1.75% ............................             6,146           1.283                 7,885
    Separate Account Charges 1.85% ............................           113,680           1.282               145,744
    Separate Account Charges 1.95% ............................            56,422           1.281                72,286
    Separate Account Charges 2.05% ............................                --           1.280                    --
    Separate Account Charges 2.15% ............................             1,317           1.279                 1,685
    Separate Account Charges 2.35% ............................                --           1.278                    --

Franklin Templeton Variable Insurance Products Trust
  Franklin Rising Dividends Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................                --           1.217                    --
    Separate Account Charges 1.55% ............................           263,582           1.216               320,477
    Separate Account Charges 1.65% ............................                --           1.215                    --
    Separate Account Charges 1.75% ............................            52,420           1.214                63,650
    Separate Account Charges 1.85% ............................                --           1.213                    --
    Separate Account Charges 1.95% ............................           156,858           1.213               190,209
    Separate Account Charges 2.05% ............................                --           1.212                    --
    Separate Account Charges 2.15% ............................            74,742           1.211                90,512
    Separate Account Charges 2.35% ............................            48,738           1.209                58,942
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................                --           1.336                    --
    Separate Account Charges 1.55% ............................           121,712           1.335               162,490
    Separate Account Charges 1.65% ............................                --           1.334                    --
    Separate Account Charges 1.75% ............................            12,209           1.333                16,277
    Separate Account Charges 1.85% ............................                --           1.332                    --
    Separate Account Charges 1.95% ............................           115,056           1.331               153,189
    Separate Account Charges 2.05% ............................                --           1.331                    --
    Separate Account Charges 2.15% ............................           141,995           1.330               188,802
    Separate Account Charges 2.35% ............................             5,626           1.328                 7,470
  Mutual Shares Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................            39,577           1.208                47,814
    Separate Account Charges 1.55% ............................            88,280           1.207               106,581
    Separate Account Charges 1.65% ............................                --           1.206                    --
    Separate Account Charges 1.75% ............................             5,850           1.206                 7,053
    Separate Account Charges 1.85% ............................           325,269           1.205               391,904
    Separate Account Charges 1.95% ............................           255,327           1.204               307,427
    Separate Account Charges 2.05% ............................            31,215           1.203                37,560
    Separate Account Charges 2.15% ............................                --           1.202                    --
    Separate Account Charges 2.35% ............................                --           1.201                    --

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................               279       $   1.480          $        414
    Separate Account Charges 1.55% ............................            11,224           1.479                16,603
    Separate Account Charges 1.65% ............................                --           1.478                    --
    Separate Account Charges 1.75% ............................             3,724           1.477                 5,501
    Separate Account Charges 1.85% ............................            40,881           1.476                60,353
    Separate Account Charges 1.95% ............................            13,517           1.475                19,942
    Separate Account Charges 2.05% ............................                --           1.474                    --
    Separate Account Charges 2.15% ............................             6,477           1.473                 9,543
    Separate Account Charges 2.35% ............................            18,864           1.471                27,755
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................                --           1.339                    --
    Separate Account Charges 1.55% ............................            46,950           1.338                62,829
    Separate Account Charges 1.65% ............................                --           1.337                    --
    Separate Account Charges 1.75% ............................             3,580           1.336                 4,784
    Separate Account Charges 1.85% ............................                --           1.335                    --
    Separate Account Charges 1.95% ............................            79,690           1.335               106,354
    Separate Account Charges 2.05% ............................                --           1.334                    --
    Separate Account Charges 2.15% ............................            25,901           1.333                34,520
    Separate Account Charges 2.35% ............................             7,245           1.331                 9,643
  Templeton Growth Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ............................            27,828           1.329                36,972
    Separate Account Charges 1.55% ............................            14,257           1.328                18,928
    Separate Account Charges 1.65% ............................                --           1.327                    --
    Separate Account Charges 1.75% ............................                --           1.326                    --
    Separate Account Charges 1.85% ............................           216,462           1.325               286,810
    Separate Account Charges 1.95% ............................           155,312           1.324               205,647
    Separate Account Charges 2.05% ............................                --           1.323                    --
    Separate Account Charges 2.15% ............................             1,302           1.322                 1,722
    Separate Account Charges 2.35% ............................            26,281           1.321                34,704

Greenwich Street Series Fund
  Equity Index Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................           185,884           1.213               225,455
    Separate Account Charges 1.55% ............................            23,551           1.212                28,546
    Separate Account Charges 1.65% ............................             3,784           1.211                 4,583
    Separate Account Charges 1.75% ............................             2,312           1.210                 2,799
    Separate Account Charges 1.85% ............................           243,116           1.210               294,074
    Separate Account Charges 1.95% ............................           246,789           1.209               298,315
    Separate Account Charges 2.05% ............................                --           1.208                    --
    Separate Account Charges 2.15% ............................            11,165           1.207                13,478
    Separate Account Charges 2.35% ............................             5,449           1.206                 6,569
  Salomon Brothers Variable Emerging Growth Fund - Class I Shares
    Separate Account Charges 1.45% ............................            15,899           1.274                20,263
    Separate Account Charges 1.55% ............................            18,457           1.274                23,507
    Separate Account Charges 1.65% ............................                --           1.273                    --
    Separate Account Charges 1.75% ............................             4,148           1.272                 5,276
    Separate Account Charges 1.85% ............................           100,287           1.271               127,473
    Separate Account Charges 1.95% ............................            22,271           1.270                28,288
    Separate Account Charges 2.05% ............................                --           1.269                    --
    Separate Account Charges 2.15% ............................                --           1.268                    --
    Separate Account Charges 2.35% ............................                --           1.267                    --

                                                                                  DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Greenwich Street Series Fund (continued)
  Salomon Brothers Variable Emerging Growth Fund - Class II Shares
    Separate Account Charges 1.45% ............................                --       $   1.257          $         --
    Separate Account Charges 1.55% ............................           135,300           1.257               170,023
    Separate Account Charges 1.65% ............................                --           1.256                    --
    Separate Account Charges 1.75% ............................            10,847           1.255                13,613
    Separate Account Charges 1.85% ............................                --           1.254                    --
    Separate Account Charges 1.95% ............................            36,852           1.253                46,185
    Separate Account Charges 2.05% ............................                --           1.252                    --
    Separate Account Charges 2.15% ............................             5,520           1.252                 6,909
    Separate Account Charges 2.35% ............................             3,120           1.250                 3,900
  Salomon Brothers Variable Growth & Income Fund - Class I Shares
    Separate Account Charges 1.45% ............................            22,497           1.230                27,662
    Separate Account Charges 1.55% ............................             3,975           1.229                 4,884
    Separate Account Charges 1.65% ............................                --           1.228                    --
    Separate Account Charges 1.75% ............................                --           1.227                    --
    Separate Account Charges 1.85% ............................           138,528           1.226               169,869
    Separate Account Charges 1.95% ............................            53,428           1.225                65,472
    Separate Account Charges 2.05% ............................                --           1.225                    --
    Separate Account Charges 2.15% ............................                --           1.224                    --
    Separate Account Charges 2.35% ............................                --           1.222                    --

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 1.45% ............................            12,940           1.095                14,174
    Separate Account Charges 1.55% ............................            15,172           1.095                16,607
    Separate Account Charges 1.65% ............................                --           1.094                    --
    Separate Account Charges 1.75% ............................                --           1.093                    --
    Separate Account Charges 1.85% ............................            67,327           1.092                73,543
    Separate Account Charges 1.95% ............................           134,240           1.092               146,538
    Separate Account Charges 2.05% ............................             3,290           1.091                 3,589
    Separate Account Charges 2.15% ............................                --           1.090                    --
    Separate Account Charges 2.35% ............................                --           1.089                    --
  Global Life Sciences Portfolio - Service Shares
    Separate Account Charges 1.45% ............................            10,447           1.193                12,461
    Separate Account Charges 1.55% ............................             1,105           1.192                 1,317
    Separate Account Charges 1.65% ............................                --           1.191                    --
    Separate Account Charges 1.75% ............................                --           1.190                    --
    Separate Account Charges 1.85% ............................            33,140           1.190                39,422
    Separate Account Charges 1.95% ............................             5,045           1.189                 5,998
    Separate Account Charges 2.05% ............................                --           1.188                    --
    Separate Account Charges 2.15% ............................            10,605           1.187                12,591
    Separate Account Charges 2.35% ............................                --           1.186                    --
  Global Technology Portfolio - Service Shares
    Separate Account Charges 1.45% ............................             6,693           1.387                 9,285
    Separate Account Charges 1.55% ............................               755           1.386                 1,046
    Separate Account Charges 1.65% ............................                --           1.385                    --
    Separate Account Charges 1.75% ............................             3,682           1.384                 5,097
    Separate Account Charges 1.85% ............................             5,226           1.383                 7,229
    Separate Account Charges 1.95% ............................            14,925           1.382                20,634
    Separate Account Charges 2.05% ............................                --           1.382                    --
    Separate Account Charges 2.15% ............................                --           1.381                    --
    Separate Account Charges 2.35% ............................                --           1.379                    --

                                                                                  DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Janus Aspen Series (continued)
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 1.45% ............................             5,185       $   1.255          $      6,505
    Separate Account Charges 1.55% ............................                --           1.254                    --
    Separate Account Charges 1.65% ............................                --           1.253                    --
    Separate Account Charges 1.75% ............................             4,205           1.252                 5,266
    Separate Account Charges 1.85% ............................             8,909           1.251                11,147
    Separate Account Charges 1.95% ............................            28,030           1.250                35,052
    Separate Account Charges 2.05% ............................                --           1.250                    --
    Separate Account Charges 2.15% ............................                --           1.249                    --
    Separate Account Charges 2.35% ............................                --           1.247                    --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 1.45% ............................            20,495           1.335                27,368
    Separate Account Charges 1.55% ............................             6,236           1.334                 8,322
    Separate Account Charges 1.65% ............................                --           1.334                    --
    Separate Account Charges 1.75% ............................                --           1.333                    --
    Separate Account Charges 1.85% ............................            51,206           1.332                68,196
    Separate Account Charges 1.95% ............................            20,153           1.331                26,821
    Separate Account Charges 2.05% ............................                --           1.330                    --
    Separate Account Charges 2.15% ............................            42,317           1.329                56,243
    Separate Account Charges 2.35% ............................                --           1.327                    --

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio
    Separate Account Charges 1.45% ............................            44,421           1.244                55,259
    Separate Account Charges 1.55% ............................                --           1.243                    --
    Separate Account Charges 1.65% ............................                --           1.242                    --
    Separate Account Charges 1.75% ............................                --           1.242                    --
    Separate Account Charges 1.85% ............................           164,848           1.241               204,526
    Separate Account Charges 1.95% ............................           150,255           1.240               186,295
    Separate Account Charges 2.05% ............................                --           1.239                    --
    Separate Account Charges 2.15% ............................                --           1.238                    --
    Separate Account Charges 2.35% ............................                --           1.237                    --
  Mid-Cap Value Portfolio
    Separate Account Charges 1.45% ............................            34,477           1.259                43,412
    Separate Account Charges 1.55% ............................                --           1.258                    --
    Separate Account Charges 1.65% ............................                --           1.257                    --
    Separate Account Charges 1.75% ............................            11,420           1.257                14,351
    Separate Account Charges 1.85% ............................            55,681           1.256                69,925
    Separate Account Charges 1.95% ............................            64,540           1.255                80,996
    Separate Account Charges 2.05% ............................                --           1.254                    --
    Separate Account Charges 2.15% ............................            51,619           1.253                64,694
    Separate Account Charges 2.35% ............................                --           1.252                    --

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Merrill Lynch Variable Series Funds, Inc.
  Merrill Lynch Global Allocation V.I. Fund - Class III
    Separate Account Charges 1.45% ............................                --       $   1.079          $         --
    Separate Account Charges 1.55% ............................                --           1.079                    --
    Separate Account Charges 1.65% ............................                --           1.079                    --
    Separate Account Charges 1.75% ............................                --           1.078                    --
    Separate Account Charges 1.85% ............................             3,096           1.078                 3,339
    Separate Account Charges 1.95% ............................                --           1.078                    --
    Separate Account Charges 2.05% ............................                --           1.078                    --
    Separate Account Charges 2.15% ............................                --           1.078                    --
    Separate Account Charges 2.35% ............................                --           1.078                    --
  Merrill Lynch Small Cap Value V.I. Fund - Class III
    Separate Account Charges 1.45% ............................                --           1.072                    --
    Separate Account Charges 1.55% ............................                --           1.072                    --
    Separate Account Charges 1.65% ............................                --           1.072                    --
    Separate Account Charges 1.75% ............................                --           1.072                    --
    Separate Account Charges 1.85% ............................                --           1.072                    --
    Separate Account Charges 1.95% ............................             5,414           1.071                 5,801
    Separate Account Charges 2.05% ............................                --           1.071                    --
    Separate Account Charges 2.15% ............................                --           1.071                    --
    Separate Account Charges 2.35% ............................                --           1.071                    --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Fund/VA - Service Shares
    Separate Account Charges 1.45% ............................                --           1.234                    --
    Separate Account Charges 1.55% ............................           346,877           1.233               427,750
    Separate Account Charges 1.65% ............................                --           1.232                    --
    Separate Account Charges 1.75% ............................             5,576           1.231                 6,866
    Separate Account Charges 1.85% ............................                --           1.231                    --
    Separate Account Charges 1.95% ............................           140,165           1.230               172,378
    Separate Account Charges 2.05% ............................                --           1.229                    --
    Separate Account Charges 2.15% ............................            85,117           1.228               104,538
    Separate Account Charges 2.35% ............................             9,100           1.227                11,162
  Oppenheimer Global Securities Fund/VA - Service Shares
    Separate Account Charges 1.45% ............................                --           1.414                    --
    Separate Account Charges 1.55% ............................            96,012           1.413               135,688
    Separate Account Charges 1.65% ............................                --           1.412                    --
    Separate Account Charges 1.75% ............................             8,200           1.411                11,573
    Separate Account Charges 1.85% ............................                --           1.410                    --
    Separate Account Charges 1.95% ............................            28,213           1.409                39,765
    Separate Account Charges 2.05% ............................                --           1.409                    --
    Separate Account Charges 2.15% ............................            26,118           1.408                36,764
    Separate Account Charges 2.35% ............................                --           1.406                    --

PIMCO Variable Insurance Trust
  Real Return Portfolio - Administrative Class
    Separate Account Charges 1.45% ............................            47,635           1.047                49,896
    Separate Account Charges 1.55% ............................            33,227           1.047                34,780
    Separate Account Charges 1.65% ............................                --           1.046                    --
    Separate Account Charges 1.75% ............................             4,883           1.045                 5,104
    Separate Account Charges 1.85% ............................           111,435           1.045               116,410
    Separate Account Charges 1.95% ............................           400,960           1.044               418,581

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
PIMCO Variable Insurance Trust (continued)
  Real Return Portfolio - Administrative Class (continued)
    Separate Account Charges 2.05% ............................                --       $   1.043          $         --
    Separate Account Charges 2.15% ............................            84,852           1.042                88,463
    Separate Account Charges 2.35% ............................                --           1.041                    --
  Total Return Portfolio - Administrative Class
    Separate Account Charges 1.45% ............................         1,692,427           1.014             1,716,008
    Separate Account Charges 1.55% ............................           129,689           1.013               131,406
    Separate Account Charges 1.65% ............................             2,045           1.013                 2,071
    Separate Account Charges 1.75% ............................            36,233           1.012                36,662
    Separate Account Charges 1.85% ............................           418,525           1.011               423,203
    Separate Account Charges 1.95% ............................           487,826           1.010               492,943
    Separate Account Charges 2.05% ............................            11,430           1.010                11,542
    Separate Account Charges 2.15% ............................            88,615           1.009                89,423
    Separate Account Charges 2.35% ............................                --           1.008                    --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           0.996                    --
    Separate Account Charges 1.55% ............................            75,439           0.996                75,103
    Separate Account Charges 1.65% ............................                --           0.995                    --
    Separate Account Charges 1.75% ............................             9,857           0.994                 9,800
    Separate Account Charges 1.85% ............................                --           0.994                    --
    Separate Account Charges 1.95% ............................            68,714           0.993                68,226
    Separate Account Charges 2.05% ............................                --           0.992                    --
    Separate Account Charges 2.15% ............................            64,224           0.992                63,682
    Separate Account Charges 2.35% ............................             3,447           0.990                 3,413
  Pioneer Balanced VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.111                    --
    Separate Account Charges 1.55% ............................           107,929           1.110               119,817
    Separate Account Charges 1.65% ............................                --           1.109                    --
    Separate Account Charges 1.75% ............................             1,135           1.109                 1,259
    Separate Account Charges 1.85% ............................                --           1.108                    --
    Separate Account Charges 1.95% ............................           109,291           1.107               121,006
    Separate Account Charges 2.05% ............................                --           1.106                    --
    Separate Account Charges 2.15% ............................            83,005           1.106                91,779
    Separate Account Charges 2.35% ............................            53,901           1.104                59,519
  Pioneer Emerging Markets VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.511                    --
    Separate Account Charges 1.55% ............................            27,892           1.510                42,123
    Separate Account Charges 1.65% ............................                --           1.509                    --
    Separate Account Charges 1.75% ............................             6,010           1.508                 9,064
    Separate Account Charges 1.85% ............................                --           1.507                    --
    Separate Account Charges 1.95% ............................            44,021           1.506                66,304
    Separate Account Charges 2.05% ............................                --           1.505                    --
    Separate Account Charges 2.15% ............................            20,805           1.504                31,295
    Separate Account Charges 2.35% ............................                --           1.502                    --

                                                                                  DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Equity Income VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --       $   1.206          $         --
    Separate Account Charges 1.55% ............................           477,856           1.205               575,805
    Separate Account Charges 1.65% ............................                --           1.204                    --
    Separate Account Charges 1.75% ............................            61,066           1.203                73,485
    Separate Account Charges 1.85% ............................                --           1.203                    --
    Separate Account Charges 1.95% ............................           222,985           1.202               267,974
    Separate Account Charges 2.05% ............................                --           1.201                    --
    Separate Account Charges 2.15% ............................            66,226           1.200                79,481
    Separate Account Charges 2.35% ............................             6,790           1.199                 8,139
  Pioneer Europe VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.284                    --
    Separate Account Charges 1.55% ............................            11,186           1.283                14,353
    Separate Account Charges 1.65% ............................                --           1.282                    --
    Separate Account Charges 1.75% ............................                --           1.281                    --
    Separate Account Charges 1.85% ............................                --           1.280                    --
    Separate Account Charges 1.95% ............................             1,836           1.280                 2,349
    Separate Account Charges 2.05% ............................                --           1.279                    --
    Separate Account Charges 2.15% ............................             4,088           1.278                 5,224
    Separate Account Charges 2.35% ............................             3,796           1.276                 4,845
  Pioneer Fund VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.213                    --
    Separate Account Charges 1.55% ............................           224,211           1.213               271,890
    Separate Account Charges 1.65% ............................                --           1.212                    --
    Separate Account Charges 1.75% ............................            25,703           1.211                31,126
    Separate Account Charges 1.85% ............................                --           1.210                    --
    Separate Account Charges 1.95% ............................           390,620           1.209               472,408
    Separate Account Charges 2.05% ............................                --           1.209                    --
    Separate Account Charges 2.15% ............................            95,715           1.208               115,599
    Separate Account Charges 2.35% ............................            37,333           1.206                45,028
  Pioneer Growth Shares VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.154                    --
    Separate Account Charges 1.55% ............................            30,996           1.154                35,760
    Separate Account Charges 1.65% ............................                --           1.153                    --
    Separate Account Charges 1.75% ............................            12,273           1.152                14,140
    Separate Account Charges 1.85% ............................                --           1.151                    --
    Separate Account Charges 1.95% ............................           189,087           1.151               217,570
    Separate Account Charges 2.05% ............................                --           1.150                    --
    Separate Account Charges 2.15% ............................           178,804           1.149               205,462
    Separate Account Charges 2.35% ............................             2,590           1.148                 2,972
  Pioneer High Yield VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.153                    --
    Separate Account Charges 1.55% ............................           987,537           1.153             1,138,161
    Separate Account Charges 1.65% ............................                --           1.152                    --
    Separate Account Charges 1.75% ............................           184,435           1.151               212,283
    Separate Account Charges 1.85% ............................                --           1.150                    --
    Separate Account Charges 1.95% ............................           804,210           1.149               924,403
    Separate Account Charges 2.05% ............................                --           1.149                    --
    Separate Account Charges 2.15% ............................           232,322           1.148               266,688
    Separate Account Charges 2.35% ............................           237,615           1.146               272,399

                                                                                 DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Pioneer Variable Contracts Trust (continued)
  Pioneer International Value VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --       $   1.291          $         --
    Separate Account Charges 1.55% ............................            13,806           1.290                17,806
    Separate Account Charges 1.65% ............................                --           1.289                    --
    Separate Account Charges 1.75% ............................            10,784           1.288                13,890
    Separate Account Charges 1.85% ............................                --           1.287                    --
    Separate Account Charges 1.95% ............................           127,934           1.286               164,562
    Separate Account Charges 2.05% ............................                --           1.285                    --
    Separate Account Charges 2.15% ............................            74,450           1.285                95,636
    Separate Account Charges 2.35% ............................                --           1.283                    --
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.325                    --
    Separate Account Charges 1.55% ............................           102,907           1.324               136,212
    Separate Account Charges 1.65% ............................                --           1.323                    --
    Separate Account Charges 1.75% ............................            24,823           1.322                32,813
    Separate Account Charges 1.85% ............................                --           1.321                    --
    Separate Account Charges 1.95% ............................           180,500           1.320               238,274
    Separate Account Charges 2.05% ............................                --           1.319                    --
    Separate Account Charges 2.15% ............................           133,129           1.318               175,503
    Separate Account Charges 2.35% ............................            15,467           1.317                20,362
  Pioneer Real Estate Shares VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.262                    --
    Separate Account Charges 1.55% ............................             7,399           1.261                 9,330
    Separate Account Charges 1.65% ............................                --           1.260                    --
    Separate Account Charges 1.75% ............................            30,424           1.259                38,316
    Separate Account Charges 1.85% ............................                --           1.259                    --
    Separate Account Charges 1.95% ............................            42,487           1.258                53,437
    Separate Account Charges 2.05% ............................                --           1.257                    --
    Separate Account Charges 2.15% ............................            41,586           1.256                52,234
    Separate Account Charges 2.35% ............................            17,586           1.254                22,059
  Pioneer Small Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.356                    --
    Separate Account Charges 1.55% ............................            79,275           1.355               107,398
    Separate Account Charges 1.65% ............................                --           1.354                    --
    Separate Account Charges 1.75% ............................             9,295           1.353                12,575
    Separate Account Charges 1.85% ............................                --           1.352                    --
    Separate Account Charges 1.95% ............................            47,632           1.351                64,358
    Separate Account Charges 2.05% ............................                --           1.350                    --
    Separate Account Charges 2.15% ............................            21,431           1.349                28,918
    Separate Account Charges 2.35% ............................            12,994           1.348                17,510
  Pioneer Small Company VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.286                    --
    Separate Account Charges 1.55% ............................             2,996           1.285                 3,851
    Separate Account Charges 1.65% ............................                --           1.284                    --
    Separate Account Charges 1.75% ............................                --           1.284                    --
    Separate Account Charges 1.85% ............................                --           1.283                    --
    Separate Account Charges 1.95% ............................           130,821           1.282               167,692
    Separate Account Charges 2.05% ............................                --           1.281                    --
    Separate Account Charges 2.15% ............................             3,006           1.280                 3,847
    Separate Account Charges 2.35% ............................                --           1.278                    --

                                                                                 DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Strategic Income VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --       $   1.090          $         --
    Separate Account Charges 1.55% ............................            73,087           1.089                79,617
    Separate Account Charges 1.65% ............................                --           1.089                    --
    Separate Account Charges 1.75% ............................            50,495           1.088                54,934
    Separate Account Charges 1.85% ............................                --           1.087                    --
    Separate Account Charges 1.95% ............................           122,192           1.086               132,755
    Separate Account Charges 2.05% ............................                --           1.086                    --
    Separate Account Charges 2.15% ............................            66,810           1.085                72,489
    Separate Account Charges 2.35% ............................            25,087           1.084                27,183
  Pioneer Value VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................                --           1.192                    --
    Separate Account Charges 1.55% ............................            22,290           1.192                26,561
    Separate Account Charges 1.65% ............................                --           1.191                    --
    Separate Account Charges 1.75% ............................           218,629           1.190               260,175
    Separate Account Charges 1.85% ............................                --           1.189                    --
    Separate Account Charges 1.95% ............................           171,704           1.188               204,059
    Separate Account Charges 2.05% ............................                --           1.188                    --
    Separate Account Charges 2.15% ............................                --           1.187                    --
    Separate Account Charges 2.35% ............................            11,820           1.185                14,010

Putnam Variable Trust
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 1.45% ............................            19,435           1.294                25,160
    Separate Account Charges 1.55% ............................               672           1.294                   869
    Separate Account Charges 1.65% ............................                --           1.293                    --
    Separate Account Charges 1.75% ............................                --           1.292                    --
    Separate Account Charges 1.85% ............................            40,961           1.291                52,881
    Separate Account Charges 1.95% ............................             5,574           1.290                 7,191
    Separate Account Charges 2.05% ............................               718           1.289                   926
    Separate Account Charges 2.15% ............................                --           1.288                    --
    Separate Account Charges 2.35% ............................                --           1.287                    --
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 1.45% ............................            62,905           1.431                90,012
    Separate Account Charges 1.55% ............................            24,707           1.430                35,330
    Separate Account Charges 1.65% ............................                --           1.429                    --
    Separate Account Charges 1.75% ............................             3,954           1.428                 5,646
    Separate Account Charges 1.85% ............................           107,275           1.427               153,089
    Separate Account Charges 1.95% ............................            22,984           1.426                32,777
    Separate Account Charges 2.05% ............................            14,203           1.425                20,241
    Separate Account Charges 2.15% ............................            54,892           1.424                78,175
    Separate Account Charges 2.35% ............................             4,953           1.422                 7,045

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
    Separate Account Charges 1.45% ............................            56,649           1.312                74,298
    Separate Account Charges 1.55% ............................            45,409           1.311                59,517
    Separate Account Charges 1.65% ............................                --           1.310                    --
    Separate Account Charges 1.75% ............................                --           1.309                    --
    Separate Account Charges 1.85% ............................           184,562           1.308               241,412
    Separate Account Charges 1.95% ............................            53,760           1.307                70,272

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Salomon Brothers Variable Series Funds Inc. (continued)
  All Cap Fund - Class I (continued)
    Separate Account Charges 2.05% ............................                --       $   1.306          $         --
    Separate Account Charges 2.15% ............................            39,808           1.305                51,965
    Separate Account Charges 2.35% ............................                --           1.304                    --
  Investors Fund - Class I
    Separate Account Charges 1.45% ............................            61,696           1.275                78,661
    Separate Account Charges 1.55% ............................            53,445           1.274                68,094
    Separate Account Charges 1.65% ............................             3,993           1.273                 5,084
    Separate Account Charges 1.75% ............................             8,488           1.272                10,800
    Separate Account Charges 1.85% ............................           118,584           1.272               150,782
    Separate Account Charges 1.95% ............................            80,623           1.271               102,445
    Separate Account Charges 2.05% ............................                --           1.270                    --
    Separate Account Charges 2.15% ............................           198,135           1.269               251,422
    Separate Account Charges 2.35% ............................                --           1.267                    --
  Large Cap Growth Fund - Class I
    Separate Account Charges 1.45% ............................            25,262           1.309                33,072
    Separate Account Charges 1.55% ............................           173,955           1.308               227,577
    Separate Account Charges 1.65% ............................                --           1.307                    --
    Separate Account Charges 1.75% ............................                --           1.306                    --
    Separate Account Charges 1.85% ............................            40,049           1.306                52,288
    Separate Account Charges 1.95% ............................           157,503           1.305               205,498
    Separate Account Charges 2.05% ............................             2,983           1.304                 3,889
    Separate Account Charges 2.15% ............................                --           1.303                    --
    Separate Account Charges 2.35% ............................                --           1.301                    --
  Small Cap Growth Fund - Class I
    Separate Account Charges 1.45% ............................            39,511           1.431                56,542
    Separate Account Charges 1.55% ............................            58,668           1.430                83,899
    Separate Account Charges 1.65% ............................                --           1.429                    --
    Separate Account Charges 1.75% ............................             6,116           1.428                 8,734
    Separate Account Charges 1.85% ............................           149,293           1.427               213,071
    Separate Account Charges 1.95% ............................            77,943           1.426               111,164
    Separate Account Charges 2.05% ............................                --           1.425                    --
    Separate Account Charges 2.15% ............................            19,505           1.424                27,781
    Separate Account Charges 2.35% ............................                --           1.422                    --
  Total Return Fund - Class II
    Separate Account Charges 1.45% ............................                --           1.115                    --
    Separate Account Charges 1.55% ............................            18,372           1.115                20,480
    Separate Account Charges 1.65% ............................                --           1.114                    --
    Separate Account Charges 1.75% ............................            54,664           1.113                60,855
    Separate Account Charges 1.85% ............................                --           1.113                    --
    Separate Account Charges 1.95% ............................            48,704           1.112                54,148
    Separate Account Charges 2.05% ............................                --           1.111                    --
    Separate Account Charges 2.15% ............................            16,994           1.110                18,869
    Separate Account Charges 2.35% ............................             3,209           1.109                 3,558

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 1.45% ............................           100,931       $   1.142          $    115,227
    Separate Account Charges 1.55% ............................            16,274           1.141                18,567
    Separate Account Charges 1.65% ............................                --           1.140                    --
    Separate Account Charges 1.75% ............................                --           1.139                    --
    Separate Account Charges 1.85% ............................            91,086           1.139               103,707
    Separate Account Charges 1.95% ............................           266,075           1.138               302,736
    Separate Account Charges 2.05% ............................                --           1.137                    --
    Separate Account Charges 2.15% ............................            44,515           1.136                50,581
    Separate Account Charges 2.35% ............................           108,224           1.135               122,804
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 1.45% ............................            38,922           1.301                50,627
    Separate Account Charges 1.55% ............................            12,220           1.300                15,883
    Separate Account Charges 1.65% ............................                --           1.299                    --
    Separate Account Charges 1.75% ............................                --           1.298                    --
    Separate Account Charges 1.85% ............................           164,134           1.297               212,913
    Separate Account Charges 1.95% ............................            26,704           1.296                34,617
    Separate Account Charges 2.05% ............................                --           1.295                    --
    Separate Account Charges 2.15% ............................                --           1.295                    --
    Separate Account Charges 2.35% ............................            48,103           1.293                62,188
  Equity Income Portfolio
    Separate Account Charges 1.45% ............................            57,194           1.236                70,685
    Separate Account Charges 1.55% ............................            25,757           1.235                31,812
    Separate Account Charges 1.65% ............................                --           1.234                    --
    Separate Account Charges 1.75% ............................                --           1.233                    --
    Separate Account Charges 1.85% ............................           189,561           1.233               233,644
    Separate Account Charges 1.95% ............................            50,668           1.232                62,410
    Separate Account Charges 2.05% ............................            11,008           1.231                13,550
    Separate Account Charges 2.15% ............................            26,988           1.230                33,196
    Separate Account Charges 2.35% ............................                --           1.228                    --
  Federated High Yield Portfolio
    Separate Account Charges 1.45% ............................           154,529           1.110               171,471
    Separate Account Charges 1.55% ............................            19,031           1.109                21,102
    Separate Account Charges 1.65% ............................                --           1.108                    --
    Separate Account Charges 1.75% ............................            14,683           1.107                16,260
    Separate Account Charges 1.85% ............................           195,190           1.107               216,003
    Separate Account Charges 1.95% ............................            94,283           1.106               104,267
    Separate Account Charges 2.05% ............................             3,286           1.105                 3,632
    Separate Account Charges 2.15% ............................            45,336           1.104                50,069
    Separate Account Charges 2.35% ............................                --           1.103                    --
  Federated Stock Portfolio
    Separate Account Charges 1.45% ............................             2,365           1.252                 2,962
    Separate Account Charges 1.55% ............................                --           1.251                    --
    Separate Account Charges 1.65% ............................                --           1.251                    --
    Separate Account Charges 1.75% ............................                --           1.250                    --
    Separate Account Charges 1.85% ............................            32,850           1.249                41,024
    Separate Account Charges 1.95% ............................            14,789           1.248                18,457
    Separate Account Charges 2.05% ............................                --           1.247                    --
    Separate Account Charges 2.15% ............................            20,771           1.246                25,888
    Separate Account Charges 2.35% ............................                --           1.245                    --

                                                                                DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
The Travelers Series Trust (continued)
  Large Cap Portfolio
    Separate Account Charges 1.45% ............................            52,765       $   1.190          $     62,772
    Separate Account Charges 1.55% ............................             4,397           1.189                 5,228
    Separate Account Charges 1.65% ............................            11,427           1.188                13,576
    Separate Account Charges 1.75% ............................                --           1.187                    --
    Separate Account Charges 1.85% ............................            88,521           1.186               105,025
    Separate Account Charges 1.95% ............................            26,870           1.186                31,857
    Separate Account Charges 2.05% ............................                --           1.185                    --
    Separate Account Charges 2.15% ............................                --           1.184                    --
    Separate Account Charges 2.35% ............................                --           1.182                    --
  Lazard International Stock Portfolio
    Separate Account Charges 1.45% ............................            11,315           1.267                14,338
    Separate Account Charges 1.55% ............................            23,407           1.266                29,640
    Separate Account Charges 1.65% ............................             1,176           1.265                 1,487
    Separate Account Charges 1.75% ............................             6,223           1.265                 7,869
    Separate Account Charges 1.85% ............................            69,339           1.264                87,623
    Separate Account Charges 1.95% ............................            68,938           1.263                87,056
    Separate Account Charges 2.05% ............................                --           1.262                    --
    Separate Account Charges 2.15% ............................             1,366           1.261                 1,723
    Separate Account Charges 2.35% ............................                --           1.259                    --
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 1.45% ............................                --           1.162                    --
    Separate Account Charges 1.55% ............................                --           1.162                    --
    Separate Account Charges 1.65% ............................                --           1.161                    --
    Separate Account Charges 1.75% ............................                --           1.160                    --
    Separate Account Charges 1.85% ............................            49,684           1.159                57,593
    Separate Account Charges 1.95% ............................             7,669           1.158                 8,884
    Separate Account Charges 2.05% ............................                --           1.158                    --
    Separate Account Charges 2.15% ............................            22,867           1.157                26,455
    Separate Account Charges 2.35% ............................                --           1.155                    --
  MFS Emerging Growth Portfolio
    Separate Account Charges 1.45% ............................            11,628           1.198                13,928
    Separate Account Charges 1.55% ............................             2,702           1.197                 3,234
    Separate Account Charges 1.65% ............................             3,728           1.196                 4,459
    Separate Account Charges 1.75% ............................                --           1.195                    --
    Separate Account Charges 1.85% ............................            18,281           1.195                21,838
    Separate Account Charges 1.95% ............................            15,729           1.194                18,777
    Separate Account Charges 2.05% ............................                --           1.193                    --
    Separate Account Charges 2.15% ............................             3,411           1.192                 4,066
    Separate Account Charges 2.35% ............................                --           1.191                    --
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 1.45% ............................            36,255           1.283                46,517
    Separate Account Charges 1.55% ............................            58,699           1.282                75,262
    Separate Account Charges 1.65% ............................                --           1.281                    --
    Separate Account Charges 1.75% ............................                --           1.280                    --
    Separate Account Charges 1.85% ............................            70,783           1.280                90,573
    Separate Account Charges 1.95% ............................            36,105           1.279                46,168
    Separate Account Charges 2.05% ............................             2,979           1.278                 3,806
    Separate Account Charges 2.15% ............................            11,769           1.277                15,030
    Separate Account Charges 2.35% ............................                --           1.275                    --

                                                                                  DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
The Travelers Series Trust (continued)
  Travelers Quality Bond Portfolio
    Separate Account Charges 1.45% ............................           317,949       $   1.016          $    323,072
    Separate Account Charges 1.55% ............................             3,690           1.015                 3,746
    Separate Account Charges 1.65% ............................            15,089           1.015                15,312
    Separate Account Charges 1.75% ............................            12,808           1.014                12,988
    Separate Account Charges 1.85% ............................           352,402           1.013               357,111
    Separate Account Charges 1.95% ............................           205,630           1.013               208,237
    Separate Account Charges 2.05% ............................            15,104           1.012                15,286
    Separate Account Charges 2.15% ............................           189,095           1.011               191,234
    Separate Account Charges 2.35% ............................             6,136           1.010                 6,197

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 1.45% ............................            37,898           1.227                46,495
    Separate Account Charges 1.55% ............................             2,137           1.226                 2,620
    Separate Account Charges 1.65% ............................                --           1.225                    --
    Separate Account Charges 1.75% ............................             8,527           1.224                10,440
    Separate Account Charges 1.85% ............................            78,693           1.224                96,284
    Separate Account Charges 1.95% ............................            18,988           1.223                23,217
    Separate Account Charges 2.05% ............................                --           1.222                    --
    Separate Account Charges 2.15% ............................             3,457           1.221                 4,221
    Separate Account Charges 2.35% ............................            68,479           1.219                83,504
  MFS Total Return Portfolio
    Separate Account Charges 1.45% ............................           272,384           1.127               306,977
    Separate Account Charges 1.55% ............................           641,818           1.126               722,840
    Separate Account Charges 1.65% ............................            12,522           1.125                14,093
    Separate Account Charges 1.75% ............................            17,695           1.125                19,902
    Separate Account Charges 1.85% ............................           686,912           1.124               772,054
    Separate Account Charges 1.95% ............................           969,999           1.123             1,089,499
    Separate Account Charges 2.05% ............................            50,015           1.122                56,139
    Separate Account Charges 2.15% ............................           180,923           1.122               202,938
    Separate Account Charges 2.35% ............................            98,660           1.120               110,515
  Strategic Equity Portfolio
    Separate Account Charges 1.45% ............................            18,020           1.230                22,157
    Separate Account Charges 1.55% ............................             3,294           1.229                 4,048
    Separate Account Charges 1.65% ............................                --           1.228                    --
    Separate Account Charges 1.75% ............................                --           1.227                    --
    Separate Account Charges 1.85% ............................            83,598           1.226               102,518
    Separate Account Charges 1.95% ............................            70,388           1.225                86,260
    Separate Account Charges 2.05% ............................                --           1.225                    --
    Separate Account Charges 2.15% ............................            14,584           1.224                17,848
    Separate Account Charges 2.35% ............................                --           1.222                    --

Van Kampen Life Investment Trust
  Comstock Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................            24,388           1.262                30,778
    Separate Account Charges 1.55% ............................            20,353           1.261                25,668
    Separate Account Charges 1.65% ............................                --           1.260                    --
    Separate Account Charges 1.75% ............................                --           1.259                    --
    Separate Account Charges 1.85% ............................           674,028           1.259               848,330
    Separate Account Charges 1.95% ............................           226,036           1.258               284,292

                                                                                  DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Van Kampen Life Investment Trust (continued)
  Comstock Portfolio - Class II Shares (continued)
    Separate Account Charges 2.05% ............................            33,659       $   1.257          $     42,305
    Separate Account Charges 2.15% ............................                --           1.256                    --
    Separate Account Charges 2.35% ............................                --           1.254                    --
  Enterprise Portfolio - Class II Shares
    Separate Account Charges 1.45% ............................            23,162           1.189                27,532
    Separate Account Charges 1.55% ............................                --           1.188                    --
    Separate Account Charges 1.65% ............................                --           1.187                    --
    Separate Account Charges 1.75% ............................                --           1.186                    --
    Separate Account Charges 1.85% ............................           234,739           1.185               278,273
    Separate Account Charges 1.95% ............................            17,407           1.185                20,621
    Separate Account Charges 2.05% ............................                --           1.184                    --
    Separate Account Charges 2.15% ............................                --           1.183                    --
    Separate Account Charges 2.35% ............................                --           1.181                    --

Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 1.45% ............................            19,422           1.241                24,099
    Separate Account Charges 1.55% ............................             8,583           1.240                10,642
    Separate Account Charges 1.65% ............................                --           1.239                    --
    Separate Account Charges 1.75% ............................             2,085           1.238                 2,581
    Separate Account Charges 1.85% ............................           135,489           1.237               167,662
    Separate Account Charges 1.95% ............................           136,542           1.237               168,850
    Separate Account Charges 2.05% ............................            18,523           1.236                22,890
    Separate Account Charges 2.15% ............................                --           1.235                    --
    Separate Account Charges 2.35% ............................           113,284           1.233               139,711

Variable Insurance Products Fund III
  Dynamic Capital Appreciation Portfolio - Service Class 2
    Separate Account Charges 1.45% ............................                --           1.186                    --
    Separate Account Charges 1.55% ............................                --           1.185                    --
    Separate Account Charges 1.65% ............................                --           1.185                    --
    Separate Account Charges 1.75% ............................             4,343           1.184                 5,143
    Separate Account Charges 1.85% ............................             6,114           1.183                 7,233
    Separate Account Charges 1.95% ............................                --           1.182                    --
    Separate Account Charges 2.05% ............................             3,321           1.181                 3,923
    Separate Account Charges 2.15% ............................                --           1.181                    --
    Separate Account Charges 2.35% ............................                --           1.179                    --
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 1.45% ............................            40,694           1.412                57,463
    Separate Account Charges 1.55% ............................             4,530           1.411                 6,392
    Separate Account Charges 1.65% ............................             1,048           1.410                 1,478
    Separate Account Charges 1.75% ............................             3,832           1.409                 5,400
    Separate Account Charges 1.85% ............................           141,637           1.408               199,462
    Separate Account Charges 1.95% ............................            51,548           1.407                72,544
    Separate Account Charges 2.05% ............................             4,662           1.406                 6,556

                                                                                  DECEMBER 31, 2003
                                                                --------------------------------------------------------

                                                                  ACCUMULATION           UNIT
                                                                      UNITS             VALUE            NET ASSETS
                                                                ------------------   -------------    ------------------
Variable Insurance Products Fund III (continued)
Mid Cap Portfolio - Service Class 2 (continued)
    Separate Account Charges 2.15% ............................                --       $   1.405          $         --
    Separate Account Charges 2.35% ............................                --           1.403                    --
                                                                                                           ------------

Net Contract Owners' Equity ...................................                                            $ 41,409,610
                                                                                                           ============

                                                                                     FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS                                                                 COMMENCED) TO DECEMBER 31, 2003
                                                                                  -------------------------------------------------
INVESTMENTS                                                                         NO. OF        MARKET      COST OF     PROCEEDS
                                                                                    SHARES        VALUE      PURCHASES   FROM SALES
                                                                                  ----------   ----------   ----------   ----------
CAPITAL APPRECIATION FUND (0.6%)
    Total (Cost $239,787)                                                              4,678   $  259,194   $  241,134   $    1,401
                                                                                  ----------   ----------   ----------   ----------

MONEY MARKET PORTFOLIO (5.0%)
    Total (Cost $2,079,579)                                                        2,079,580    2,079,580    2,671,701      592,122
                                                                                  ----------   ----------   ----------   ----------

AIM VARIABLE INSURANCE FUNDS, INC. (1.2%)
  AIM V.I. Capital Appreciation Fund - Series II (Cost $276,471)                      13,896      294,048      336,669       62,450
  AIM V.I. Mid Cap Core Equity Fund - Series II (Cost $171,932)                       15,170      182,194      179,428        7,879
                                                                                  ----------   ----------   ----------   ----------
    Total (Cost $448,403)                                                             29,066      476,242      516,097       70,329
                                                                                  ----------   ----------   ----------   ----------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.2%)
  AllianceBernstein Premier Growth Portfolio - Class B
    Total (Cost $64,553)                                                               3,254       69,399       65,122          591
                                                                                  ----------   ----------   ----------   ----------

AMERICAN FUNDS INSURANCE SERIES (12.5%)
  Global Growth Fund - Class 2 Shares (Cost $668,708)                                 48,528      740,046      677,813        9,630
  Growth Fund - Class 2 Shares (Cost $2,026,182)                                      47,934    2,180,975    2,027,816        1,655
  Growth-Income Fund - Class 2 Shares (Cost $2,106,447)                               67,672    2,265,664    2,128,977       23,051
                                                                                  ----------   ----------   ----------   ----------
    Total (Cost $4,801,337)                                                          164,134    5,186,685    4,834,606       34,336
                                                                                  ----------   ----------   ----------   ----------

DELAWARE VIP TRUST (1.4%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $516,291)                                                             37,164      562,659      528,475       12,978
                                                                                  ----------   ----------   ----------   ----------

DREYFUS VARIABLE INVESTMENT FUND (1.2%)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $152,590)                  4,726      162,654      194,700       42,438
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Cost $301,219)            8,716      325,882      318,567       18,259
                                                                                  ----------   ----------   ----------   ----------
    Total (Cost $453,809)                                                             13,442      488,536      513,267       60,697
                                                                                  ----------   ----------   ----------   ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (7.5%)
  Franklin Rising Dividends Securities Fund - Class 2 Shares (Cost $675,523)          44,995      723,968      730,273       56,937
  Franklin Small Cap Fund - Class 2 Shares (Cost $498,329)                            30,314      528,366      499,023          719
  Mutual Shares Securities Fund - Class 2 Shares (Cost $833,129)                      60,347      898,562      847,470       14,761
  Templeton Developing Markets Securities Fund - Class 2 Shares (Cost $127,004)       19,767      140,148      131,221        4,369
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $199,707)                  17,826      218,185      200,151          470
  Templeton Growth Securities Fund - Class 2 Shares (Cost $533,903)                   52,273      584,930      534,869        1,011
                                                                                  ----------   ----------   ----------   ----------
    Total (Cost $2,867,595)                                                          225,522    3,094,159    2,943,007       78,267
                                                                                  ----------   ----------   ----------   ----------

GREENWICH STREET SERIES FUND (3.8%)
  Equity Index Portfolio - Class II Shares (Cost $805,650)                            32,216      874,029      810,354        4,891
  Salomon Brothers Variable Emerging Growth Fund - Class I Shares
    (Cost $184,990)                                                                   10,527      204,857      188,559        3,695
  Salomon Brothers Variable Emerging Growth Fund - Class II Shares
    (Cost $222,428)                                                                   12,439      240,686      233,962       12,389
  Salomon Brothers Variable Growth & Income Fund - Class I Shares
    (Cost $249,917)                                                                   58,633      267,953      250,614          717
                                                                                  ----------   ----------   ----------   ----------
    Total (Cost $1,462,985)                                                          113,815    1,587,525    1,483,489       21,692
                                                                                  ----------   ----------   ----------   ----------

JANUS ASPEN SERIES (1.0%)
  Balanced Portfolio - Service Shares (Cost $243,376)                                 10,685      254,516      272,751       30,460
  Global Life Sciences Portfolio - Service Shares (Cost $65,158)                      10,422       71,807       65,471          327
  Global Technology Portfolio - Service Shares (Cost $40,814)                         12,267       43,301       40,956          151
  Worldwide Growth Portfolio - Service Shares (Cost $51,861)                           2,256       57,985       52,335          498
                                                                                  ----------   ----------   ----------   ----------
    Total (Cost $401,209)                                                             35,630      427,609      431,513       31,436
                                                                                  ----------   ----------   ----------   ----------

                                                                                   FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                            COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                                -------------------------------------------------
INVESTMENTS                                                                       NO. OF       MARKET       COST OF     PROCEEDS
                                                                                  SHARES       VALUE       PURCHASES   FROM SALES
                                                                                ----------   ----------   ----------   ----------
LAZARD RETIREMENT SERIES, INC. (0.5%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $168,947)                                                           12,712   $  186,997   $  170,118   $    1,242
                                                                                ----------   ----------   ----------   ----------

LORD ABBETT SERIES FUND, INC. (1.7%)
  Growth and Income Portfolio (Cost $412,303)                                       18,197      446,191      414,848        2,610
  Mid-Cap Value Portfolio (Cost $251,314)                                           16,047      273,446      252,279        1,019
                                                                                ----------   ----------   ----------   ----------
    Total (Cost $663,617)                                                           34,244      719,637      667,127        3,629
                                                                                ----------   ----------   ----------   ----------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (0.0%)
  Merrill Lynch Global Allocation V.I. Fund - Class III (Cost $3,293)                  319        3,340        3,295            2
  Merrill Lynch Small Cap Value V.I. Fund - Class III (Cost $5,588)                    543        5,802        5,594            6
                                                                                ----------   ----------   ----------   ----------
    Total (Cost $8,881)                                                                862        9,142        8,889            8
                                                                                ----------   ----------   ----------   ----------

OPPENHEIMER VARIABLE ACCOUNT FUNDS (2.3%)
  Oppenheimer Capital Appreciation Fund/VA - Service Shares (Cost $684,681)         20,934      722,858      703,438       19,036
  Oppenheimer Global Securities Fund/VA - Service Shares (Cost $214,414)             8,968      223,836      223,313        9,135
                                                                                ----------   ----------   ----------   ----------
    Total (Cost $899,095)                                                           29,902      946,694      926,751       28,171
                                                                                ----------   ----------   ----------   ----------

PIMCO VARIABLE INSURANCE TRUST (8.7%)
  Real Return Portfolio - Administrative Class (Cost $713,127)                      57,720      713,414      767,806       56,147
  Total Return Portfolio - Administrative Class (Cost $2,902,142)                  280,299    2,903,894    2,932,356       29,979
                                                                                ----------   ----------   ----------   ----------
    Total (Cost $3,615,269)                                                        338,019    3,617,308    3,700,162       86,126
                                                                                ----------   ----------   ----------   ----------

PIONEER VARIABLE CONTRACTS TRUST (20.2%)
  Pioneer America Income VCT Portfolio - Class II Shares (Cost $220,068)            21,242      220,280      224,776        4,719
  Pioneer Balanced VCT Portfolio - Class II Shares (Cost $378,518)                  28,066      393,480      391,435       13,071
  Pioneer Emerging Markets VCT Portfolio - Class II Shares (Cost $129,103)           8,618      148,826      147,759       21,071
  Pioneer Equity Income VCT Portfolio - Class II Shares (Cost $956,430)             55,257    1,005,127    1,060,905      107,063
  Pioneer Europe VCT Portfolio - Class II Shares (Cost $24,047)                      3,012       26,777       24,116           72
  Pioneer Fund VCT Portfolio - Class II Shares (Cost $873,777)                      50,176      936,288    1,016,678      144,775
  Pioneer Growth Shares VCT Portfolio - Class II Shares (Cost $452,416)             39,341      476,029      559,131      109,160
  Pioneer High Yield VCT Portfolio - Class II Shares (Cost $2,706,421)             245,820    2,814,641    2,928,888      226,696
  Pioneer International Value VCT Portfolio - Class II Shares (Cost $251,667)       29,081      291,972      253,063        1,495
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares (Cost $552,323)             29,691      603,319      576,836       25,443
  Pioneer Real Estate Shares VCT Portfolio - Class II Shares (Cost $168,956)         9,457      175,420      175,892        7,284
  Pioneer Small Cap Value VCT Portfolio - Class II Shares (Cost $213,560)           18,510      230,821      296,087       86,513
  Pioneer Small Company VCT Portfolio - Class II Shares (Cost $163,370)             15,457      175,442      193,755       32,767
  Pioneer Strategic Income VCT Portfolio - Class II Shares (Cost $359,603)          33,340      367,073      486,754      128,274
  Pioneer Value VCT Portfolio - Class II Shares (Cost $475,993)                     41,938      504,931      485,723        9,974
                                                                                ----------   ----------   ----------   ----------
    Total (Cost $7,926,252)                                                        629,006    8,370,426    8,821,798      918,377
                                                                                ----------   ----------   ----------   ----------

PUTNAM VARIABLE TRUST (1.2%)
  Putnam VT International Equity Fund - Class IB Shares (Cost $76,407)               6,774       87,047       76,854          479
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $364,830)                  23,312      422,421      372,674        8,410
                                                                                ----------   ----------   ----------   ----------
    Total (Cost $441,237)                                                           30,086      509,468      449,528        8,889
                                                                                ----------   ----------   ----------   ----------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (5.7%)
  All Cap Fund - Class I (Cost $453,622)                                            31,856      497,586      454,982        1,393
  Investors Fund - Class I (Cost $612,223)                                          52,597      667,460      640,389       28,974
  Large Cap Growth Fund - Class I (Cost $487,791)                                   44,768      522,448      489,319        1,589
  Small Cap Growth Fund - Class I (Cost $441,774)                                   40,957      501,313      446,215        4,851
  Total Return Fund - Class II (Cost $152,535)                                      14,531      157,949      181,846       29,436
                                                                                ----------   ----------   ----------   ----------
    Total (Cost $2,147,945)                                                        184,709    2,346,756    2,212,751       66,243
                                                                                ----------   ----------   ----------   ----------

                                                                                  FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                           COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                            -----------------------------------------------------
INVESTMENTS                                                                    NO. OF        MARKET       COST OF      PROCEEDS
                                                                               SHARES        VALUE       PURCHASES    FROM SALES
                                                                            -----------   -----------   -----------   -----------
THE TRAVELERS SERIES TRUST (10.2%)
  Convertible Securities Portfolio (Cost $705,072)                               60,135   $   713,803   $   727,898   $    23,062
  Disciplined Mid Cap Stock Portfolio (Cost $348,556)                            21,517       376,325       357,251         9,041
  Equity Income Portfolio (Cost $411,933)                                        26,848       445,405       416,428         4,683
  Federated High Yield Portfolio (Cost $587,283)                                 69,316       582,944       605,175        18,378
  Federated Stock Portfolio (Cost $79,427)                                        5,817        88,355        80,458         1,090
  Large Cap Portfolio (Cost $204,335)                                            16,579       218,509       224,998        20,624
  Lazard International Stock Portfolio (Cost $211,548)                           22,956       229,792       217,147         5,803
  Merrill Lynch Large Cap Core Portfolio (Cost $86,144)                          11,842        92,957        86,749           627
  MFS Emerging Growth Portfolio (Cost $63,251)                                    7,093        66,318        63,627           385
  MFS Mid Cap Growth Portfolio (Cost $255,497)                                   40,323       277,421       256,772         1,349
  Travelers Quality Bond Portfolio (Cost $1,169,868)                            101,112     1,133,460     1,472,905       305,235
                                                                            -----------   -----------   -----------   -----------
    Total (Cost $4,122,914)                                                     383,538     4,225,289     4,509,408       390,277
                                                                            -----------   -----------   -----------   -----------

TRAVELERS SERIES FUND INC. (9.2%)
  AIM Capital Appreciation Portfolio (Cost $249,549)                             26,526       266,851       250,454           937
  MFS Total Return Portfolio (Cost $3,199,046)                                  203,191     3,295,755     3,309,227       112,100
  Strategic Equity Portfolio (Cost $212,279)                                     14,438       232,890       215,709         3,584
                                                                            -----------   -----------   -----------   -----------
    Total (Cost $3,660,874)                                                     244,155     3,795,496     3,775,390       116,621
                                                                            -----------   -----------   -----------   -----------

VAN KAMPEN LIFE INVESTMENT TRUST (3.7%)
  Comstock Portfolio - Class II Shares (Cost $1,127,420)                        104,824     1,231,684     1,181,161        55,755
  Enterprise Portfolio - Class II Shares (Cost $304,343)                         24,886       326,507       306,550         2,284
                                                                            -----------   -----------   -----------   -----------
    Total (Cost $1,431,763)                                                     129,710     1,558,191     1,487,711        58,039
                                                                            -----------   -----------   -----------   -----------

VARIABLE INSURANCE PRODUCTS FUND II (1.3%)
  Contrafund(R) Portfolio - Service Class 2
  Total (Cost $498,411)                                                          23,401       536,580       499,855         1,467
                                                                            -----------   -----------   -----------   -----------

VARIABLE INSURANCE PRODUCTS FUND III (0.9%)
  Dynamic Capital Appreciation Portfolio - Service Class 2 (Cost $15,348)         2,322        16,303        15,524           178
  Mid Cap Portfolio - Service Class 2 (Cost $305,730)                            14,576       349,379       306,620           982
                                                                            -----------   -----------   -----------   -----------
    Total (Cost $321,078)                                                        16,898       365,682       322,144         1,160
                                                                            -----------   -----------   -----------   -----------

TOTAL INVESTMENTS (100%)
  (COST $39,241,831)                                                                      $41,419,254   $41,780,043   $ 2,584,098
                                                                                          ===========   ===========   ===========

6. FINANCIAL HIGHLIGHTS

                                                                                                           EXPENSE         TOTAL
                                                   YEAR            UNIT VALUE      NET    INVESTMENT(1)    RATIO(2)      RETURN(3)
                                                  ENDED   UNITS    LOWEST TO     ASSETS      INCOME       LOWEST TO     LOWEST TO
                                                  DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)    HIGHEST (%)    HIGHEST (%)
                                                  ------  ------  -------------  -------  -------------  -----------  --------------
CAPITAL APPRECIATION FUND                           2003     213  1.213 - 1.217      259         0.13    1.45 - 2.05    4.65 - 14.70

MONEY MARKET PORTFOLIO                              2003   2,095  0.990 - 0.995    2,080         0.39    1.45 - 2.15   (0.60) - 0.00
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund - Series II    2003     240  1.219 - 1.225      294            -    1.55 - 2.35    2.94 - 13.78

  AIM V.I. Mid Cap Core Equity Fund - Series II     2003     147  1.238 - 1.244      182            -    1.55 - 2.35    5.99 - 11.70
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                             2003      61  1.140 - 1.147       69            -    1.55 - 2.35     3.71 - 6.03
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares               2003     562  1.316 - 1.321      740         0.04    1.45 - 2.05    1.70 - 20.49

  Growth Fund - Class 2 Shares                      2003   1,735  1.252 - 1.260    2,180         0.25    1.45 - 2.35   10.54 - 22.04

  Growth-Income Fund - Class 2 Shares               2003   1,805  1.250 - 1.258    2,265         1.86    1.45 - 2.35    1.38 - 16.48
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard Class         2003     445  1.258 - 1.265      563            -    1.45 - 2.35    3.88 - 19.58
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares                                  2003     139  1.168 - 1.172      163         2.21    1.45 - 2.05    1.82 - 12.08
  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares                      2003     254  1.279 - 1.286      326         0.06    1.45 - 2.15    1.58 - 18.59
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Rising Dividends Securities
    Fund - Class 2 Shares                           2003     596  1.209 - 1.216      724         0.06    1.55 - 2.35    2.19 - 13.79

  Franklin Small Cap Fund - Class 2 Shares          2003     397  1.328 - 1.335      528            -    1.55 - 2.35    4.30 - 19.48

  Mutual Shares Securities Fund - Class 2 Shares    2003     746  1.203 - 1.208      898         0.04    1.45 - 2.05    8.93 - 13.36
  Templeton Developing Markets
    Securities Fund - Class 2 Shares                2003      95  1.471 - 1.480      140            -    1.45 - 2.35    3.08 - 28.61
  Templeton Foreign Securities Fund -
    Class 2 Shares                                  2003     163  1.331 - 1.338      218            -    1.55 - 2.35    6.20 - 19.36
  Templeton Growth Securities Fund -
    Class 2 Shares                                  2003     441  1.321 - 1.329      585         0.15    1.45 - 2.35   10.44 - 18.52
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class II Shares          2003     722  1.206 - 1.213      874         1.78    1.45 - 2.35    6.41 - 16.36
  Salomon Brothers Variable Emerging
    Growth Fund - Class I Shares                    2003     161  1.270 - 1.274      205            -    1.45 - 1.95    5.56 - 16.51
  Salomon Brothers Variable Emerging
    Growth Fund - Class II Shares                   2003     192  1.250 - 1.257      241            -    1.55 - 2.35    4.15 - 15.11
  Salomon Brothers Variable Growth &
    Income Fund - Class I Shares                    2003     218  1.225 - 1.230      268         0.60    1.45 - 1.95    5.24 - 12.58
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares               2003     233  1.091 - 1.095      254         1.88    1.45 - 2.05     2.15 - 7.81
  Global Life Sciences Portfolio -
    Service Shares                                  2003      60  1.187 - 1.193       72            -    1.45 - 2.15    3.03 - 13.98

  Global Technology Portfolio - Service Shares      2003      31  1.382 - 1.387       43            -    1.45 - 1.95  (0.50) - 17.52

  Worldwide Growth Portfolio - Service Shares       2003      46  1.250 - 1.255       58         0.36    1.45 - 1.95    5.30 - 13.52

                                                                                                           EXPENSE         TOTAL
                                                   YEAR            UNIT VALUE      NET    INVESTMENT(1)    RATIO(2)      RETURN(3)
                                                  ENDED   UNITS    LOWEST TO     ASSETS      INCOME       LOWEST TO     LOWEST TO
                                                  DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)    HIGHEST (%)    HIGHEST (%)
                                                  ------  ------  -------------  -------  -------------  -----------  --------------
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio             2003     140  1.329 - 1.335      187            -    1.45 - 2.15    2.30 - 21.47
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio                       2003     360  1.240 - 1.244      446         1.30    1.45 - 1.95   14.48 - 15.89

  Mid-Cap Value Portfolio                           2003     218  1.253 - 1.259      273         1.06    1.45 - 2.15   13.27 - 15.82
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
  Merrill Lynch Global Allocation V.I.
    Fund - Class III                                2003       3          1.078        3         2.87           1.85            4.26
  Merrill Lynch Small Cap Value V.I.
    Fund - Class III                                2003       5          1.071        6         0.14           1.95            3.58
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Capital Appreciation
    Fund/VA - Service Shares                        2003     587  1.227 - 1.233      723            -    1.55 - 2.35    6.03 - 13.47
  Oppenheimer Global Securities Fund/VA
    - Service Shares                                2003     159  1.408 - 1.413      224            -    1.55 - 2.15    7.21 - 23.49
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio - Administrative Class      2003     683  1.042 - 1.047      713         0.39    1.45 - 2.15   (1.88) - 3.16

  Total Return Portfolio - Administrative Class     2003   2,867  1.009 - 1.014    2,903         1.47    1.45 - 2.15   (1.55) - 2.96
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer America Income VCT Portfolio -                                                                                      - 1.64
    Class II Shares                                 2003     222  0.990 - 0.996      220         2.09    1.55 - 2.35          (0.90)
  Pioneer Balanced VCT Portfolio - Class
    II Shares                                       2003     355  1.104 - 1.110      393         1.63    1.55 - 2.35     3.64 - 7.35
  Pioneer Emerging Markets VCT Portfolio
    - Class II Shares                               2003      99  1.504 - 1.510      149            -    1.55 - 2.15    8.26 - 35.19
  Pioneer Equity Income VCT Portfolio -
    Class II Shares                                 2003     835  1.199 - 1.205    1,005         2.02    1.55 - 2.35   10.28 - 11.78

  Pioneer Europe VCT Portfolio - Class II Shares    2003      21  1.276 - 1.283       27            -    1.55 - 2.35    6.22 - 17.79

  Pioneer Fund VCT Portfolio - Class II Shares      2003     774  1.206 - 1.213      936         0.77    1.55 - 2.35    6.41 - 12.19
  Pioneer Growth Shares VCT Portfolio -
    Class II Shares                                 2003     414  1.148 - 1.154      476            -    1.55 - 2.35     3.24 - 7.15
  Pioneer High Yield VCT Portfolio -
    Class II Shares                                 2003   2,446  1.146 - 1.153    2,814         3.32    1.55 - 2.35     6.89 - 8.47
  Pioneer International Value VCT
    Portfolio - Class II Shares                     2003     227  1.285 - 1.290      292            -    1.55 - 2.15   10.56 - 19.67
  Pioneer Mid Cap Value VCT Portfolio -
    Class II Shares                                 2003     457  1.317 - 1.324      603         0.02    1.55 - 2.35   13.34 - 20.47
  Pioneer Real Estate Shares VCT
    Portfolio - Class II Shares                     2003     139  1.254 - 1.261      175         3.93    1.55 - 2.35   12.87 - 16.44
  Pioneer Small Cap Value VCT Portfolio
    - Class II Shares                               2003     171  1.348 - 1.355      231            -    1.55 - 2.35    6.70 - 12.87
  Pioneer Small Company VCT Portfolio -
    Class II Shares                                 2003     137  1.280 - 1.285      175            -    1.55 - 2.15    2.56 - 14.67
  Pioneer Strategic Income VCT Portfolio
    - Class II Shares                               2003     338  1.084 - 1.089      367         2.88    1.55 - 2.35     4.71 - 7.64

  Pioneer Value VCT Portfolio - Class II Shares     2003     424  1.185 - 1.192      505         0.04    1.55 - 2.35    6.54 - 11.19

                                                                                                           EXPENSE         TOTAL
                                                   YEAR            UNIT VALUE      NET    INVESTMENT(1)    RATIO(2)      RETURN(3)
                                                  ENDED   UNITS    LOWEST TO     ASSETS      INCOME       LOWEST TO     LOWEST TO
                                                  DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)    HIGHEST (%)    HIGHEST (%)
                                                  ------  ------  -------------  -------  -------------  -----------  --------------
PUTNAM VARIABLE TRUST
  Putnam VT International Equity Fund -
    Class IB Shares                                 2003      67  1.289 - 1.294       87            -    1.45 - 2.05    2.78 - 23.42
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                       2003     296  1.422 - 1.431      422            -    1.45 - 2.35   12.89 - 25.97
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
  All Cap Fund - Class I                            2003     380  1.305 - 1.312      497         0.40    1.45 - 2.15    8.12 - 18.37

  Investors Fund - Class I                          2003     525  1.269 - 1.275      667         2.70    1.45 - 2.15    1.68 - 15.32

  Large Cap Growth Fund - Class I                   2003     400  1.304 - 1.309      522            -    1.45 - 2.05   12.18 - 17.55

  Small Cap Growth Fund - Class I                   2003     351  1.424 - 1.431      501            -    1.45 - 2.15    9.17 - 36.29

  Total Return Fund - Class II                      2003     142  1.109 - 1.115      158         0.57    1.55 - 2.35     5.20 - 8.09
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio                  2003     627  1.135 - 1.142      714        10.36    1.45 - 2.35    5.19 - 11.01

  Disciplined Mid Cap Stock Portfolio               2003     290  1.293 - 1.301      376         0.61    1.45 - 2.35   10.32 - 17.84

  Equity Income Portfolio                           2003     361  1.230 - 1.236      445         1.78    1.45 - 2.15    5.30 - 15.17

  Federated High Yield Portfolio                    2003     526  1.104 - 1.110      583        12.32    1.45 - 2.15     6.34 - 9.08

  Federated Stock Portfolio                         2003      71  1.246 - 1.252       88         2.28    1.45 - 2.15    6.85 - 15.05

  Large Cap Portfolio                               2003     184  1.186 - 1.190      218         0.86    1.45 - 1.95    4.57 - 12.95

  Lazard International Stock Portfolio              2003     182  1.261 - 1.267      230         3.81    1.45 - 2.15    8.03 - 16.84

  Merrill Lynch Large Cap Core Portfolio            2003      80  1.157 - 1.159       93         0.91    1.85 - 2.15     8.01 - 9.46

  MFS Emerging Growth Portfolio                     2003      55  1.192 - 1.198       66            -    1.45 - 2.15    2.22 - 10.82

  MFS Mid Cap Growth Portfolio                      2003     217  1.277 - 1.283      277            -    1.45 - 2.15    3.48 - 15.63

  Travelers Quality Bond Portfolio                  2003   1,118  1.010 - 1.016    1,133        10.16    1.45 - 2.35   (1.36) - 2.22
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio                2003     218  1.219 - 1.227      267            -    1.45 - 2.35    3.39 - 14.82

  MFS Total Return Portfolio                        2003   2,931  1.120 - 1.127    3,295         5.78    1.45 - 2.35     2.66 - 7.68

  Strategic Equity Portfolio                        2003     190  1.224 - 1.230      233            -    1.45 - 2.15    7.89 - 15.99
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares              2003     978  1.257 - 1.262    1,231            -    1.45 - 2.05    7.59 - 15.29

  Enterprise Portfolio - Class II Shares            2003     275  1.185 - 1.189      326            -    1.45 - 1.95    8.72 - 11.33
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio - Service Class 2         2003     434  1.233 - 1.241      536            -    1.45 - 2.35    3.79 - 17.81

                                                                                                           EXPENSE         TOTAL
                                                   YEAR            UNIT VALUE      NET    INVESTMENT(1)    RATIO(2)      RETURN(3)
                                                  ENDED   UNITS    LOWEST TO     ASSETS      INCOME       LOWEST TO     LOWEST TO
                                                  DEC 31  (000S)   HIGHEST ($)   ($000S)    RATIO (%)    HIGHEST (%)    HIGHEST (%)
                                                  ------  ------  -------------  -------  -------------  -----------  --------------
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio
    - Service Class 2                               2003      14  1.181 - 1.184       16            -    1.75 - 2.05     2.87 - 9.13

  Mid Cap Portfolio - Service Class 2               2003     248  1.406 - 1.412      349            -    1.45 - 2.05    4.13 - 34.35

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.

7.    SCHEDULE OF ACCUMULATION UNITS
      FOR THE PERIOD MAY 9, 2003 (DATE  OPERATIONS  COMMENCED)  TO DECEMBER  31,
      2003

                                                                                                                   AIM V.I.
                                                                                             AIM V.I.              MID CAP
                                                                                             CAPITAL                 CORE
                                                    CAPITAL               MONEY            APPRECIATION            EQUITY
                                                 APPRECIATION            MARKET               FUND -               FUND -
                                                      FUND             PORTFOLIO            SERIES II             SERIES II
                                                 ------------          ----------          ------------          ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             214,117            2,681,833              269,558              150,617
Accumulation units redeemed and
  transferred to other funding options .                (764)            (586,937)             (29,222)              (3,858)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             213,353            2,094,896              240,336              146,759
                                                  ==========           ==========           ==========           ==========

                                              ALLIANCEBERNSTEIN          GLOBAL
                                                   PREMIER               GROWTH                GROWTH           GROWTH-INCOME
                                                   GROWTH                FUND -                FUND -               FUND -
                                                 PORTFOLIO -            CLASS 2               CLASS 2              CLASS 2
                                                   CLASS B               SHARES                SHARES              SHARES
                                              -----------------        ----------           ----------          -------------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options              60,788              561,582            1,754,356            1,815,283
Accumulation units redeemed and
  transferred to other funding options .                (117)                 (44)             (19,404)              (9,870)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........              60,671              561,538            1,734,952            1,805,413
                                                  ==========           ==========           ==========           ==========

                                                                                                                  FRANKLIN
                                                                                             DREYFUS               RISING
                                                    DELAWARE            DREYFUS                VIF                DIVIDENDS
                                                   VIP REIT               VIF               DEVELOPING           SECURITIES
                                                    SERIES -          APPRECIATION            LEADERS              FUND -
                                                   STANDARD            PORTFOLIO -         PORTFOLIO -             CLASS 2
                                                     CLASS           INITIAL SHARES       INITIAL SHARES           SHARES
                                                  ----------         --------------       --------------         ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             455,834              178,456              264,229              657,569
Accumulation units redeemed and
  transferred to other funding options .             (10,377)             (39,547)             (10,269)             (61,229)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             445,457              138,909              253,960              596,340
                                                  ==========           ==========           ==========           ==========

                                                                                            TEMPLETON
                                                                         MUTUAL             DEVELOPING            TEMPLETON
                                                    FRANKLIN             SHARES              MARKETS               FOREIGN
                                                   SMALL CAP           SECURITIES           SECURITIES           SECURITIES
                                                     FUND -              FUND -               FUND -               FUND -
                                                    CLASS 2             CLASS 2              CLASS 2               CLASS 2
                                                    SHARES               SHARES               SHARES               SHARES
                                                  ----------           ----------           ----------           ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             396,599              757,447               94,966              163,405
Accumulation units redeemed and
  transferred to other funding options .                  (1)             (11,929)                  --                  (39)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             396,598              745,518               94,966              163,366
                                                  ==========           ==========           ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS
      FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                                                   SALOMON
                                                   TEMPLETON                                  SALOMON              BROTHERS
                                                    GROWTH                EQUITY             BROTHERS              VARIABLE
                                                  SECURITIES              INDEX              VARIABLE              EMERGING
                                                    FUND -             PORTFOLIO -           EMERGING           GROWTH FUND -
                                                    CLASS 2              CLASS II         GROWTH FUND -           CLASS II
                                                    SHARES                SHARES          CLASS I SHARES            SHARES
                                                  ----------           -----------        --------------        -------------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             443,421              722,062              161,065              218,951
Accumulation units redeemed and
  transferred to other funding options .              (1,979)                 (12)                  (3)             (27,312)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             441,442              722,050              161,062              191,639
                                                  ==========           ==========           ==========           ==========

                                                    SALOMON
                                                   BROTHERS
                                                   VARIABLE
                                                   GROWTH &                                GLOBAL LIFE            GLOBAL
                                                    INCOME                                   SCIENCES            TECHNOLOGY
                                                    FUND -              BALANCED           PORTFOLIO -          PORTFOLIO -
                                                    CLASS I           PORTFOLIO -            SERVICE              SERVICE
                                                    SHARES           SERVICE SHARES           SHARES              SHARES
                                                  ----------         --------------        -----------          -----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             218,429              262,665               60,344               31,281
Accumulation units redeemed and
  transferred to other funding options .                  (1)             (29,696)                  (2)                  --
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             218,428              232,969               60,342               31,281
                                                  ==========           ==========           ==========           ==========

                                                   WORLDWIDE
                                                     GROWTH              LAZARD               GROWTH
                                                  PORTFOLIO -          RETIREMENT              AND                 MID-CAP
                                                    SERVICE            SMALL CAP              INCOME                VALUE
                                                    SHARES             PORTFOLIO            PORTFOLIO             PORTFOLIO
                                                  -----------          ----------           ----------           ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options              46,441              142,399              361,608              217,916
Accumulation units redeemed and
  transferred to other funding options .                (112)              (1,992)              (2,084)                (179)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........              46,329              140,407              359,524              217,737
                                                  ==========           ==========           ==========           ==========

                                                   MERRILL               MERRILL            OPPENHEIMER         OPPENHEIMER
                                                    LYNCH                LYNCH                CAPITAL             GLOBAL
                                                   GLOBAL                SMALL             APPRECIATION         SECURITIES
                                                  ALLOCATION           CAP VALUE            FUND/VA -            FUND/VA -
                                                 V.I. FUND -           V.I. FUND -           SERVICE              SERVICE
                                                  CLASS III            CLASS III              SHARES              SHARES
                                                 -----------           ----------          ------------         -----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options               3,096                5,414              587,170              158,543
Accumulation units redeemed and
  transferred to other funding options .                  --                   --                 (335)                  --
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........               3,096                5,414              586,835              158,543
                                                  ==========           ==========           ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS
      FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                              PIONEER
                                                                                              AMERICA              PIONEER
                                                      REAL                TOTAL               INCOME              BALANCED
                                                    RETURN               RETURN                 VCT                  VCT
                                                  PORTFOLIO -         PORTFOLIO -           PORTFOLIO -          PORTFOLIO -
                                                ADMINISTRATIVE       ADMINISTRATIVE           CLASS II            CLASS II
                                                     CLASS                CLASS                SHARES              SHARES
                                                --------------       --------------         -----------          -----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             695,401            2,903,068              222,740              359,276
Accumulation units redeemed and
  transferred to other funding options .             (12,409)             (36,278)              (1,059)              (4,015)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             682,992            2,866,790              221,681              355,261
                                                  ==========           ==========           ==========           ==========

                                                                         PIONEER
                                                    PIONEER              EQUITY              PIONEER
                                                   EMERGING              INCOME               EUROPE              PIONEER
                                                    MARKETS               VCT                  VCT                FUND VCT
                                                VCT PORTFOLIO -       PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
                                                   CLASS II             CLASS II             CLASS II            CLASS II
                                                    SHARES               SHARES               SHARES              SHARES
                                                ---------------       -----------          -----------          -----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             110,787              876,162               20,906              775,768
Accumulation units redeemed and
  transferred to other funding options .             (12,059)             (41,239)                  --               (2,186)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........              98,728              834,923               20,906              773,582
                                                  ==========           ==========           ==========           ==========

                                                    PIONEER
                                                    GROWTH               PIONEER              PIONEER             PIONEER
                                                    SHARES             HIGH YIELD          INTERNATIONAL          MID CAP
                                                      VCT                  VCT              VALUE VCT            VALUE VCT
                                                  PORTFOLIO -         PORTFOLIO -           PORTFOLIO -         PORTFOLIO -
                                                   CLASS II             CLASS II             CLASS II            CLASS II
                                                    SHARES               SHARES               SHARES               SHARES
                                                  -----------         -----------          -------------        -----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             502,610            2,514,091              226,974              458,100
Accumulation units redeemed and
  transferred to other funding options .             (88,860)             (67,972)                  --               (1,274)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             413,750            2,446,119              226,974              456,826
                                                  ==========           ==========           ==========           ==========

                                                    PIONEER             PIONEER              PIONEER              PIONEER
                                                  REAL ESTATE          SMALL CAP              SMALL               STRATEGIC
                                                     SHARES              VALUE               COMPANY               INCOME
                                                      VCT                 VCT                  VCT                   VCT
                                                  PORTFOLIO -         PORTFOLIO -          PORTFOLIO -           PORTFOLIO -
                                                   CLASS II             CLASS II             CLASS II             CLASS II
                                                     SHARES              SHARES               SHARES               SHARES
                                                  -----------         -----------          -----------           -----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             141,380              234,389              161,392              445,893
Accumulation units redeemed and
  transferred to other funding options .              (1,898)             (63,762)             (24,569)            (108,222)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             139,482              170,627              136,823              337,671
                                                  ==========           ==========           ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS
      FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                         PUTNAM               PUTNAM
                                                                           VT                   VT
                                                    PIONEER          INTERNATIONAL          SMALL CAP
                                                   VALUE VCT             EQUITY                VALUE
                                                  PORTFOLIO -            FUND -               FUND -               ALL CAP
                                                   CLASS II             CLASS IB             CLASS IB               FUND -
                                                     SHARES              SHARES               SHARES               CLASS I
                                                  -----------        -------------          ----------           ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             424,443               67,389              298,062              380,370
Accumulation units redeemed and
  transferred to other funding options .                  --                  (29)              (2,189)                (182)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             424,443               67,360              295,873              380,188
                                                  ==========           ==========           ==========           ==========

                                                                         LARGE                SMALL
                                                                          CAP                  CAP                  TOTAL
                                                   INVESTORS             GROWTH               GROWTH               RETURN
                                                    FUND -               FUND -               FUND -               FUND -
                                                    CLASS I             CLASS I              CLASS I              CLASS II
                                                  ----------           ----------           ----------           ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             548,185              405,448              352,027              145,346
Accumulation units redeemed and
  transferred to other funding options .             (23,221)              (5,696)                (991)              (3,403)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             524,964              399,752              351,036              141,943
                                                  ==========           ==========           ==========           ==========

                                                                       DISCIPLINED
                                                  CONVERTIBLE           MID CAP               EQUITY              FEDERATED
                                                  SECURITIES             STOCK                INCOME             HIGH YIELD
                                                   PORTFOLIO           PORTFOLIO            PORTFOLIO             PORTFOLIO
                                                  -----------          -----------          ----------           ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             629,883              294,569              366,823              537,154
Accumulation units redeemed and
  transferred to other funding options .              (2,778)              (4,486)              (5,647)             (10,816)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             627,105              290,083              361,176              526,338
                                                  ==========           ==========           ==========           ==========

                                                                                                                   MERRILL
                                                                                              LAZARD                LYNCH
                                                   FEDERATED             LARGE             INTERNATIONAL            LARGE
                                                     STOCK               CAP                   STOCK              CAP CORE
                                                   PORTFOLIO           PORTFOLIO             PORTFOLIO            PORTFOLIO
                                                  ----------           ----------          -------------         ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options              71,262              183,985              182,104               80,220
Accumulation units redeemed and
  transferred to other funding options .                (487)                  (5)                (340)                  --
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........              70,775              183,980              181,764               80,220
                                                  ==========           ==========           ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS
      FOR THE PERIOD MAY 9, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                      MFS                MFS MID            TRAVELERS                AIM
                                                   EMERGING                CAP              QUALITY                CAPITAL
                                                    GROWTH               GROWTH               BOND              APPRECIATION
                                                   PORTFOLIO           PORTFOLIO            PORTFOLIO             PORTFOLIO
                                                  ----------           ----------           ----------          ------------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options              55,648              216,966            1,289,685              218,390
Accumulation units redeemed and
  transferred to other funding options .                (169)                (376)            (171,782)                (211)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........              55,479              216,590            1,117,903              218,179
                                                  ==========           ==========           ==========           ==========

                                                      MFS                                    COMSTOCK             ENTERPRISE
                                                     TOTAL              STRATEGIC          PORTFOLIO -           PORTFOLIO -
                                                     RETURN              EQUITY              CLASS II             CLASS II
                                                   PORTFOLIO            PORTFOLIO             SHARES               SHARES
                                                  ----------           ----------          -----------           -----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options           2,982,186              189,997              984,690              276,739
Accumulation units redeemed and
  transferred to other funding options .             (51,258)                (113)              (6,226)              (1,431)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........           2,930,928              189,884              978,464              275,308
                                                  ==========           ==========           ==========           ==========

                                                                        DYNAMIC
                                                                        CAPITAL
                                                 CONTRAFUND(R)        APPRECIATION            MID CAP
                                                  PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
                                                    SERVICE             SERVICE              SERVICE
                                                    CLASS 2             CLASS 2              CLASS 2              COMBINED
                                                 -------------        ------------          -----------          ----------
Accumulation units beginning of year ...                  --                   --                   --                   --
Accumulation units purchased and
  transferred from other funding options             436,452               13,995              256,623           36,655,022
Accumulation units redeemed and
  transferred to other funding options .              (2,524)                (217)              (8,672)          (1,616,365)
                                                  ----------           ----------           ----------           ----------
Accumulation units end of year .........             433,928               13,778              247,951           35,038,657
                                                  ==========           ==========           ==========           ==========

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Life and Annuity Company
And Owners of Variable Annuity Contracts of TLAC Separate Account
Fourteen for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of TLAC Separate Account Fourteen for Variable Annuities as of December 31, 2003 and the related statements of operations, the statement of changes in net assets and the financial highlights for the period May 9, 2003 (date operations commenced) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TLAC Separate Account Fourteen for Variable Annuities as of December 31, 2003, the results of its operations, the changes in its net assets for and the financial highlights for the period May 9, 2003 (date operations commenced) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP

Hartford, Connecticut
March 8, 2004

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                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of TLAC Separate Account Fourteen for Variable Annuities or shares of Separate Account Fourteen's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for TLAC Separate Account Fourteen for Variable Annuities product(s) offered by The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions. .



VG-SEP14 (Annual) (12-03) Printed in U.S.A.


                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and the related statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for goodwill and intangible assets in 2002 and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)


FOR THE YEAR ENDED DECEMBER 31,                                                         2003               2002               2001
                                                                                        ----               ----               ----
REVENUES
Premiums                                                                              $  40,866         $  42,893         $  39,222
Net investment income                                                                   356,463           311,946           251,054
Realized investment gains (losses)                                                       (7,202)          (30,584)           26,144
Fee income                                                                              237,366           189,686           173,113
Other revenues                                                                           18,834            19,530            14,317
------------------------------------------------------------------------------------------------------------------------------------
     Total Revenues                                                                     646,327           533,471           503,850
------------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                    89,729            94,513            88,842
Interest credited to contractholders                                                    216,952           180,610           125,880
Amortization of deferred acquisition costs                                              136,310            66,972            89,475
General and administrative expenses                                                      49,288            32,352            23,404
------------------------------------------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                                                        492,279           374,447           327,601
------------------------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and cumulative effect of
   change in accounting principle                                                       154,048           159,024           176,249
------------------------------------------------------------------------------------------------------------------------------------

Federal income taxes
     Current                                                                             73,423           (31,143)          (19,007)
     Deferred                                                                           (38,835)           86,797            80,096
------------------------------------------------------------------------------------------------------------------------------------
     Total Federal Income Taxes                                                          34,588            55,654            61,089
------------------------------------------------------------------------------------------------------------------------------------

Income before cumulative effect of change in accounting
     principle                                                                          119,460           103,370           115,160

Cumulative effect of change in accounting for derivative
     instruments and hedging activities, net of tax
                                                                                             --                --               (62)
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                            $ 119,460         $ 103,370         $ 115,098
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ IN THOUSANDS)


AT DECEMBER 31,                                                                                        2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (including $130,895 and
     $144,284 subject to securities lending agreements) (cost $5,033,778
     and $4,385,801)                                                                                $ 5,357,225          $ 4,520,299
Equity securities, at fair value (cost $8,253 and $14,939)                                                8,307               14,495
Mortgage loans                                                                                          135,347              134,078
Short-term securities                                                                                   195,279              475,365
Other invested assets                                                                                   392,638              384,616
------------------------------------------------------------------------------------------------------------------------------------
      Total Investments                                                                               6,088,796            5,528,853
------------------------------------------------------------------------------------------------------------------------------------
Separate and variable accounts                                                                        9,690,455            6,862,009
Deferred acquisition costs                                                                            1,279,118            1,064,118
Premiums and fees receivable                                                                             67,272               59,636
Other assets                                                                                            312,546              179,558
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                   $17,438,187          $13,694,174
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits and claims                                                                   $ 1,097,704          $ 1,145,692
Contractholder funds                                                                                  4,511,813            3,886,083
Separate and variable accounts                                                                        9,690,455            6,862,009
Deferred federal income taxes                                                                           224,821              199,350
Other liabilities                                                                                       514,718              441,249
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                               16,039,511           12,534,383
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
     30,000 issued and outstanding                                                                        3,000                3,000
Additional paid-in capital                                                                              417,316              417,316
Retained earnings                                                                                       763,994              644,534
Accumulated other changes in equity from nonowner sources                                               214,366               94,941
------------------------------------------------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                                                       1,398,676            1,159,791
------------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                                                     $17,438,187          $13,694,174
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                ($ IN THOUSANDS)


                                                                                                  FOR THE YEAR ENDED
                                                                                                      DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                                                         2003                 2002               2001
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $     3,000          $    3,000         $   3,000
Changes in common stock                                                                    --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $     3,000          $    3,000         $   3,000
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $   417,316          $  417,316         $ 417,316
Capital contributed by parent                                                              --                  --                --
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $   417,316          $  417,316         $ 417,316
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS
------------------------------------------------------------------------------------------------------------------------------------

Balance, beginning of year                                                        $   644,534          $  541,164         $ 426,066
Net income                                                                            119,460             103,370           115,098
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $   763,994          $  644,534         $ 541,164
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------------------------------------

Balance, beginning of year                                                        $    94,941          $   16,084         $  13,622
Cumulative effect of change in accounting principle for
   derivative instruments and hedging activities, net of tax                               --                  --                62
Unrealized gains (losses), net of tax                                                 120,993              73,750              (924)
Derivative instrument hedging activity gains (losses),
    net of tax                                                                         (1,568)              5,107             3,324
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $   214,366          $   94,941         $  16,084
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
------------------------------------------------------------------------------------------------------------------------------------

Net income                                                                        $   119,460          $  103,370         $ 115,098
Other changes in equity from nonowner sources                                         119,425              78,857             2,462
------------------------------------------------------------------------------------------------------------------------------------
Total changes in equity from nonowner sources                                     $   238,885          $  182,227         $ 117,560
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                        $ 1,159,791          $  977,564         $ 860,004
Changes in total shareholder's equity                                                 238,885             182,227           117,560
------------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $ 1,398,676          $1,159,791         $ 977,564
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ IN THOUSANDS)


FOR THE YEARS ENDED DECEMBER 31,                                                           2003            2002             2001
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                               $    43,903      $    43,490      $    37,915
     Net investment income received                                                       319,629          276,813          211,179
     Fee and other income received                                                        265,410          238,970          211,885
     Benefits and claims paid                                                            (105,867)        (103,513)        (103,224)
     Interest paid to contractholders                                                    (216,952)        (180,610)        (125,880)
     Operating expenses paid                                                             (437,335)        (343,932)        (354,506)
     Income taxes (paid) received                                                        (134,927)          88,888           45,257
     Other                                                                                 41,239          (21,047)         (31,175)
------------------------------------------------------------------------------------------------------------------------------------
         Net Cash Used in Operating Activities                                           (224,900)            (941)        (108,549)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                                 519,960          255,009           97,712
         Mortgage loans                                                                    22,628           36,193           20,941
     Proceeds from sales of investments
         Fixed maturities                                                               1,657,663        1,689,931          938,987
         Equity securities                                                                  7,769           35,556            6,363
         Real estate held for sale                                                            794               --              (36)
     Purchases of investments
         Fixed maturities                                                              (2,823,940)      (3,018,069)      (2,022,618)
         Equity securities                                                                 (3,506)         (35,735)          (2,274)
         Mortgage loans                                                                   (27,456)         (44,632)         (14,494)
     Policy loans, net                                                                        665          (11,201)          (3,395)
     Short-term securities (purchases) sales, net                                         280,086         (268,606)          40,618
     Other investment (purchases) sales, net                                              (45,906)         (20,915)          (6,334)
     Securities transactions in course of settlement, net                                  (3,561)         117,806           64,698
------------------------------------------------------------------------------------------------------------------------------------
         Net Cash Used in Investing Activities                                           (414,804)      (1,264,663)        (879,832)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                         913,546        1,486,056        1,178,421
     Contractholder fund withdrawals                                                     (287,816)        (224,542)        (185,464)
------------------------------------------------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities                                        625,730        1,261,514          992,957
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                           (13,974)          (4,090)           4,576
Cash at beginning of year                                                                  15,424           19,514           14,938
------------------------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                  $     1,450      $    15,424      $    19,514
====================================================================================================================================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. On March 27, 2002, Travelers Property Casualty Corp. (TPC), TIC's parent at December 31, 2001, completed its initial public offering (IPO). On August 20, 2002, Citigroup made a tax-free distribution of the majority of its remaining interest in TPC to Citigroup Stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to Citigroup Insurance Holding Corporation (CIHC) so that TIC and the Company would remain indirect wholly owned subsidiaries of Citigroup. TIC has a license from TPC to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

     The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

     Certain prior year amounts have been reclassified to conform to the 2003 presentation.

     ACCOUNTING CHANGES

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In January 2003, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46). FIN 46 changes the method of determining whether certain entities, including securitization entities, should be included in the Company's financial statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary,

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. The Company elected to implement the provisions of FIN 46 in the 2003 third quarter. Based upon the implementation guidance, the Company is not considered a primary beneficiary of any VIEs, thus no consolidations were required due to the implementation of FIN 46 on July 1, 2003. The Company does, however, hold a significant interest in other VIEs, none of which were material to the Company's financial statements.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. The FASB continues to provide additional guidance on implementing FIN 46 through FASB Staff Positions.

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's financial statements are in accordance with the original.

     The Company is evaluating the impact of applying FIN 46-R to existing VIEs in which it has variable interests and has not yet completed this analysis. At this time, it is anticipated that the effect on the Company's balance sheet will be immaterial. As the Company continues to evaluate the impact of applying FIN 46-R, entities may be identified that would need to be consolidated.

     DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have an impact on the Company's financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows.

     The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have an impact on the Company's financial statements.

     STOCK-BASED COMPENSATION

     The Company and its employees participate in stock option plans of Citigroup. On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after January 1, 2003. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure", issued in December 2002.

     SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", the alternative method of accounting, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the amount of compensation expense charged. The adoption of SFAS 123 did not have a significant impact on the Company's financial statements.

     BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

     Effective January 1, 2002, the Company adopted SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. All goodwill was fully amortized at December 31, 2001 and the Company did not have any other intangible assets with an indefinite useful life. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 4.

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     Effective January 1, 2001, the Company adopted SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. The cumulative effect of adopting SFAS 133 was an after-tax charge of $62 thousand included in net income and an after-tax benefit of $62 thousand included in accumulated other changes in equity from nonowner sources.

     RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTEREST IN SECURITIZED FINANCIAL ASSETS

     In April 2001, the Company adopted the FASB Emerging Issues Task Force
     (EITF) 99-20, "Recognition of Interest Income and Impairment of Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. Interest income on a beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. The adoption of EITF 99-20 had no effect on the Company's financial statements.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     In July 2003, Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-01) was released. SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. The adoption of SOP 03-01 will not have a material impact on the Company's financial statements.

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R). See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of this Note for a discussion of FIN 46-R.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including financial instruments subject to securities lending agreements (see Note 2), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If these are not available, discounted 22 expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Changes in the assumptions could affect the fair values of investments. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

     Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investment's effective yield and impairment for other-than-temporary losses in value are based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

     Other invested assets include trading securities, partnership investments and real estate joint ventures which are accounted for on the equity method of accounting. Undistributed income of these

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     investments is reported in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

     Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 9 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other assets, derivative financial instruments in a loss position are reported in the balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

     To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The net amount is reflected in current earnings. The Company's fair value hedges are primarily of available-for-sale securities.

     For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the changes in fair value is immediately included in realized investment gains and losses. The Company's cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities.

     The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

     For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the end-user derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

     The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses.

     FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

     The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

     The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

     The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     SEPARATE ACCOUNTS

     The Company has separate accounts that primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     DEFERRED ACQUISITION COSTS

     Costs of acquiring traditional life, universal life (UL) and deferred annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of DAC varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

     DAC for deferred annuities, both fixed and variable, is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances. This rate is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business. DAC for these products is currently being amortized over 10-15 years.

     DAC for UL is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97. Actual profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for this product is currently being amortized over 16-25 years.

     DAC relating to traditional life, including term insurance, is amortized in relation to anticipated premiums per SFAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for this product is currently being amortized over 5-20 years.

     All DAC is reviewed, at least annually, to determine if it is recoverable from future income, including investment income, and, if not recoverable, is charged to expense. All other acquisition expenses are charged to operations as incurred. See Note 4.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     VALUE OF INSURANCE IN FORCE

     The value of insurance in force, reported in other assets, is an asset that represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method over 31 years. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 4.

     FUTURE POLICY BENEFITS

     Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.07% to 7.85% for these annuity products with a weighted average interest rate of 6.6%, including adverse deviation. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue and are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance. Interest assumptions applicable to traditional life products range from 3.0% to 7.0%, with a weighted average of 5.8%.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent deposits from the issuance of UL pension investment and certain deferred annuity and structured settlement contracts. For UL contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued where one or more elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholders where these charges and expenses may not be fixed or guaranteed. Interest rates credited to contractholder funds related to universal life range from 4.0% to 5.95%, with a weighted average interest rate of 5.01%.

     Pension investment and certain annuity contracts do not contain significant insurance risk and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to these investment-type contracts range from 1.0 % to 7.75% with a weighted average interest rate of 5.35%.

     GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

     Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2003 and 2002, the Company's liability for guaranty fund assessments was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

     PREMIUMS

     Premiums are recognized as revenues when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

     FEE INCOME

     Fee income is recognized on deferred annuity and UL contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

     OTHER REVENUES

     Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received.

     CURRENT AND FUTURE INSURANCE BENEFITS

     Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life and term life insurance benefits.

     INTEREST CREDITED TO CONTRACTHOLDERS

     Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair values of investments in fixed maturities were as follows:


                                                                                            GROSS          GROSS
       DECEMBER 31, 2003                                                 AMORTIZED        UNREALIZED     UNREALIZED         FAIR
       ($ IN THOUSANDS)                                                     COST            GAINS          LOSSES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                                             $  644,362        $ 18,352        $ 1,598        $  661,116

     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                                        192,271           4,756            731           196,296

     Obligations of states and political
     subdivisions                                                            52,867           6,151             --            59,018

     Debt securities issued by foreign
     governments                                                             57,656           3,386             83            60,959

     All other corporate bonds                                            3,179,328         240,472          5,329         3,414,471

     All other debt securities                                              903,211          59,113          3,105           959,219

     Redeemable preferred stock                                               4,083           2,155             92             6,146
------------------------------------------------------------------------------------------------------------------------------------
         Total Available For Sale                                        $5,033,778        $334,385        $10,938        $5,357,225
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            GROSS          GROSS
       DECEMBER 31, 2002                                                 AMORTIZED        UNREALIZED     UNREALIZED         FAIR
       ($ IN THOUSANDS)                                                     COST            GAINS          LOSSES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                                             $  423,318        $ 21,809        $    90        $  445,037

     U.S. Treasury securities and obligations
     of U.S. Government and government agencies
     and authorities                                                        217,602           5,958          2,115           221,445

     Obligations of states and political
     subdivisions                                                            49,472           7,170             --            56,642

     Debt securities issued by foreign
     governments                                                             21,530           2,146            296            23,380

     All other corporate bonds                                            2,932,069         157,225         82,175         3,007,119

     All other debt securities                                              737,215          35,255         10,926           761,544

     Redeemable preferred stock                                               4,595           1,785          1,248             5,132
------------------------------------------------------------------------------------------------------------------------------------
         Total Available For Sale                                        $4,385,801        $231,348        $96,850        $4,520,299
------------------------------------------------------------------------------------------------------------------------------------


     Proceeds from sales of fixed maturities classified as available for sale were $1.7 billion, $1.7 billion and $939 million in 2003, 2002 and 2001, respectively. Gross gains of $48.2 million, $85.6 million

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     and $67.0 million and gross losses of $52.4 million, $29.9 million and $22.4 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $10.2 million, $66.9 million and $11.5 million were realized due to other-than-temporary losses in value in 2003, 2002 and 2001, respectively. Impairment activity increased significantly in 2002. These prior year impairments were concentrated in telecommunication and energy company investments.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $1.0 billion and $840.4 million at December 31, 2003 and 2002, respectively.

     The amortized cost and fair value of fixed maturities available for sale at December 31, 2003, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

-------------------------------------------------------------------------------
                                                 AMORTIZED          FAIR
($ IN THOUSANDS)                                    COST            VALUE
-------------------------------------------------------------------------------

MATURITY:
     Due in one year or less                     $  210,086      $  214,645
     Due after 1 year through 5 years             1,529,425       1,634,709
     Due after 5 years through 10 years           1,821,121       1,963,235
     Due after 10 years                             828,784         883,520
-------------------------------------------------------------------------------
                                                  4,389,416       4,696,109
-------------------------------------------------------------------------------

     Mortgage-backed securities                     644,362         661,116
-------------------------------------------------------------------------------
         Total Maturity                          $5,033,778      $5,357,225
-------------------------------------------------------------------------------

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2003 and 2002, the Company held CMOs classified as available for sale with a fair value of $332.4 million and $265.5 million, respectively. Approximately 34% and 33%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2003 and 2002. In addition, the Company held $327.7 million and $177.8 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2003 and 2002, respectively. All of these securities are rated AAA.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests in a short-term investment pool. See Note 11. The loaned securities remain a recorded asset of the Company. The Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2003 and 2002, the Company held cash collateral of $154.0 million and $149.0 million, respectively.

     The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

     These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. This liability is classified as other liabilities in the balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2003 and 2002, respectively.

     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              GROSS          GROSS
                                                                                            UNREALIZED     UNREALIZED        FAIR
        ($ IN THOUSANDS)                                                      COST            GAINS          LOSSES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2003
     Common stocks                                                           $ 1,645           $343           $249           $ 1,739
     Non-redeemable preferred stocks                                           6,608             30             70             6,568
------------------------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                             $ 8,253           $373           $319           $ 8,307
------------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2002
     Common stocks                                                           $ 2,599           $ 37           $699           $ 1,937
     Non-redeemable preferred stocks                                          12,340            394            176            12,558
------------------------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                             $14,939           $431           $875           $14,495
------------------------------------------------------------------------------------------------------------------------------------


     Proceeds from sales of equity securities were $7.8 million, $35.6 million and $6.4 million in 2003, 2002 and 2001, respectively. Gross gains and losses on sales and impairments were insignificant.

     OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

     At December 31, 2003, the cost of approximately 220 investments in fixed maturity and equity securities exceeded their fair value by $11.3 million. Of the $11.3 million, $9.2 million represents

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (CONTINUED)


     fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 87% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $1.8 million and 32% of these are rated investment grade. The gross unrealized loss on equity securities was $.3 million at December 31, 2003.

     Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2003 are temporary in nature. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

     o Identification and evaluation of investments that have possible indications of impairment;

     o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of length of time the investment has been in an unrealized loss position.

     o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

     o Documentation of the results of these analyses, as required under business policies.

     The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                        Gross Unrealized Losses
                                                                        -----------------------
                                                                 Less Than One Year      One Year or Longer             Total
                                                           -------------------------------------------------------------------------
                                                                               Gross                  Gross                    Gross
                                                                  Fair    Unrealized      Fair   Unrealized         Fair  Unrealized
($ IN THOUSANDS)                                                 Value        Losses     Value       Losses        Value      Losses
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMO's and
    pass-through securities                                   $142,683        $1,598   $    --       $   --     $142,683     $ 1,598
U.S. Treasury securities and obligations of
    U.S. Government and government agencies
    and authorities                                            132,402           731        --           --      132,402         731
Debt securities issued by foreign governments                    2,183            83        --           --        2,183          83
All other corporate bonds                                      237,621         4,266    19,461        1,063      257,082       5,329
All other debt securities                                      122,769         2,461    20,054          644      142,823       3,105
Redeemable preferred stock                                         650            41       659           51        1,309          92
------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                        $638,308        $9,180   $40,174       $1,758     $678,482     $10,938
Equity securities                                             $  2,642        $   56   $   946       $  263     $  3,588     $   319
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     MORTGAGE LOANS

     At December 31, 2003 and 2002, the Company's mortgage loan portfolios consisted of the following:

     ---------------------------------------------------------------------------
     ($ IN THOUSANDS)                                 2003           2002
     ---------------------------------------------------------------------------
     Current Mortgage Loans                         $135,347       $130,303
     Underperforming Mortgage Loans                       --          3,775
     ---------------------------------------------------------------------------
          Total                                     $135,347       $134,078
     ---------------------------------------------------------------------------

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Aggregate annual maturities on mortgage loans at December 31, 2003 are as shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

     ---------------------------------------------------------------
     YEAR ENDING DECEMBER 31,
     ($ IN THOUSANDS)
     ---------------------------------------------------------------
     2004                                                 $ 11,301
     2005                                                    6,137
     2006                                                   27,827
     2007                                                    5,155
     2008                                                    5,804
     Thereafter                                             79,123
     ---------------------------------------------------------------
          Total                                           $135,347
     ===============================================================

     OTHER INVESTED ASSETS

     Other invested assets are composed of the following:

     ------------------------------------------------------------------------
     ($ IN MILLIONS)                                     2003          2002
     ------------------------------------------------------------------------
     Private equity and arbitrage investments            $203          $142
     Derivatives                                          115           162
     Trading Securities                                    33            27
     Policy Loans                                          27            28
     Real estate investments                               15            26
     ------------------------------------------------------------------------
     Total                                               $393          $385
     ------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     CONCENTRATIONS

     The Company participates in a short-term investment pool maintained by TIC. See Note 11.

     The Company's industry concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, were as follows:

        -------------------------------------------------------------------
        ($ IN THOUSANDS)                            2003          2002
        -------------------------------------------------------------------
        Finance                                    $555,067     $562,179
        Electric Utilities                          454,960      512,950
        Banking                                     364,094      265,442
        Media                                       354,213      324,008
        Telecommunications                          287,955      304,171
        Insurance                                   261,198      200,525
        -------------------------------------------------------------------

     The Company held investments in foreign banks in the amount of $152 million and $147 million at December 31, 2003 and 2002, respectively, which are included in the table above.

     The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the preceding table include $157 million and $109 million in Electric Utilities, $31 million and $35 million in Media, and $34 million and $53 million in Telecommunications at December 31, 2003 and 2002, respectively. Below investment grade assets in other categories were insignificant. Total below investment grade assets were $506 million and $414 million at December 31, 2003 and 2002, respectively.

     Included in mortgage loans were the following group concentrations:

         ($ IN THOUSANDS)
        -------------------------------------------------------------------
        At December 31,                                  2003         2002
        -------------------------------------------------------------------
        STATE
        -----
        California                                    $34,304      $42,169
        New York                                       30,766       22,636
        -------------------------------------------------------------------
        PROPERTY TYPE
        -------------
        Agricultural                                  $63,672      $79,075
        Office                                         61,812       44,094
        -------------------------------------------------------------------

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     RESTRUCTURED INVESTMENTS

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 2003 and 2002 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

     NET INVESTMENT INCOME


------------------------------------------------------------------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,
     ($ IN THOUSANDS)                                                                     2003              2002              2001
------------------------------------------------------------------------------------------------------------------------------------
     GROSS INVESTMENT INCOME
       Fixed maturities                                                                 $316,790          $276,818          $217,813
       Other invested assets                                                              33,118            27,886            22,542
       Mortgage loans                                                                     10,931            10,578            11,327
       Other                                                                                 935             1,402             2,227
------------------------------------------------------------------------------------------------------------------------------------
            Total gross investment income                                                361,774           316,684           253,909
------------------------------------------------------------------------------------------------------------------------------------
     Investment expenses                                                                   5,311             4,738             2,855
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                              $356,463          $311,946          $251,054
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:


------------------------------------------------------------------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,
     ($ IN THOUSANDS)                                                                    2003              2002              2001
------------------------------------------------------------------------------------------------------------------------------------
     REALIZED
       Fixed maturities                                                                $(14,361)         $(11,185)         $ 33,061
       Other invested assets                                                              8,152           (19,423)           (4,980)
       Mortgage loans                                                                      (886)              (61)             (707)
       Other                                                                               (107)               85            (1,230)
------------------------------------------------------------------------------------------------------------------------------------
         Total realized investment gains (losses)                                      $ (7,202)         $(30,584)         $ 26,144
------------------------------------------------------------------------------------------------------------------------------------


     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder's equity were as follows:


------------------------------------------------------------------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,
     ($ IN THOUSANDS)                                                                     2003              2002             2001
------------------------------------------------------------------------------------------------------------------------------------
     UNREALIZED
          Fixed maturities                                                             $ 188,949          $ 91,013         $ 14,761
          Other invested assets                                                           (2,805)           22,449          (16,182)
------------------------------------------------------------------------------------------------------------------------------------
              Total unrealized investment gains (losses)                                 186,144           113,462           (1,421)

          Related taxes                                                                   65,151            39,712             (497)
------------------------------------------------------------------------------------------------------------------------------------
          Change in unrealized investment gains (losses)                                 120,993            73,750             (924)
          Balance beginning of year                                                       86,448            12,698           13,622
------------------------------------------------------------------------------------------------------------------------------------
              Balance end of year                                                      $ 207,441          $ 86,448         $ 12,698
------------------------------------------------------------------------------------------------------------------------------------


3.   REINSURANCE

     The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT) coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Since 1997 the majority of UL business has been reinsured under an 80%/20% YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning in September, 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for UL and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

     Total life insurance in-force ceded under reinsurance contracts was $35.0 billion and $29.3 billion at December 31, 2003 and 2002, including $4.5 million and $6.0 million, respectively to TIC. Total life

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     insurance premiums ceded were $24.9 million, $14.9 million and $11.9 million in 2003, 2002 and 2001, respectively. Ceded premiums paid to TIC were insignificant for these same periods.

     Prior to April 1, 2001, the Company also reinsured substantially all of the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB were $9.9 billion, including $5.4 billion or 55% which was reinsured, and $7.1 billion, of which $4.9 billion or 69% is reinsured at December 31, 2003 and 2002, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR was $887 million and $2.2 billion at December 31, 2003 and 2002, respectively. NAR included $816 million, or 92%, and $1.9 billion, or 86%, which was reinsured at December 31, 2003 and 2002, respectively.

4.   INTANGIBLE ASSETS

     The Company has two intangible, amortizable assets, DAC and the value of insurance in force. The following is a summary of capitalized DAC by product type:


                                          Traditional   Deferred
($ IN MILLIONS)                              Life        Annuity           UL             Total
---------------------------------------------------------------------------------------------------
Beginning balance
January 1, 2002                            $  47.7       $  511.5       $  255.2       $    814.4

 Commissions and expenses deferred            16.5          169.4          130.8            316.7

 Amortization expense                         (8.9)         (72.6)          (9.3)           (90.8)
 Underlying lapse and interest rate
   assumptions                                  --           29.8             --             29.8
 Amortization related to FAS 91
   reassessment                                 --           (6.0)            --             (6.0)

---------------------------------------------------------------------------------------------------
Balance December 31, 2002                     55.3          632.1          376.7          1,064.1

Commissions and expenses deferred             14.3          172.1          164.9            351.3

Amortization expense                         (10.2)        (107.6)         (18.5)          (136.3)
---------------------------------------------------------------------------------------------------
Balance December 31, 2003                  $  59.4       $  696.6       $  523.1       $  1,279.1
---------------------------------------------------------------------------------------------------


     The value of insurance in force totaled $11.7 million and $12.5 million at December 31, 2003 and 2002, respectively, and was reported in other assets. Amortization expense of value of insurance in force was insignificant for 2003, 2002 and 2001.

5.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2003 and 2002, the Company had $5.6 billion and $5.0 billion of life and annuity deposit funds and reserves, respectively. Of those totals, $1.6 billion were not subject to discretionary withdrawal based on contract terms for 2003 and 2002. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Included in the amounts that are subject to discretionary withdrawal were $2.6 billion and $2.4 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $1.3 billion and $.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals with an average surrender charge of 4.7% and 4.2%, respectively. The remaining $.1 billion in 2003, and $.1 billion in 2002, is surrenderable without charge. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

6.   FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE


($ IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                                                2003                  2002                   2001
------------------------------------------------------------------------------------------------------------------------------------
Income before federal income taxes                                           $ 154,048             $ 159,024             $ 176,249
Statutory tax rate                                                                  35%                   35%                   35%
------------------------------------------------------------------------------------------------------------------------------------
Expected federal income taxes                                                   53,917                55,658                61,687
Tax effect of:
     Non-taxable investment income                                             (11,626)                   --                   (36)
     Tax reserve release                                                        (7,852)                   --                    --
     Other, net                                                                    149                     4                  (562)
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes                                                         $  34,588             $  55,654             $  61,089
====================================================================================================================================
Effective tax rate                                                                  22%                   35%                   35%
------------------------------------------------------------------------------------------------------------------------------------


COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                                                           $  72,983             $ (30,830)            $ (19,007)
     Foreign                                                                       440                  (313)                   --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                      73,423               (31,143)              (19,007)
------------------------------------------------------------------------------------------------------------------------------------
Deferred:
     United States                                                             (38,835)               86,797                80,096
     Foreign                                                                        --                    --                    --
------------------------------------------------------------------------------------------------------------------------------------
     Total                                                                     (38,835)               86,797                80,096
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes                                                         $  34,588             $  55,654             $  61,089
====================================================================================================================================


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax liabilities at December 31, 2003 and 2002 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


($ IN THOUSANDS)                                                                                       2003                  2002
------------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves                                                        $ 251,017             $ 151,454
     Other                                                                                              6,496                 2,286
------------------------------------------------------------------------------------------------------------------------------------
         Total                                                                                        257,513               153,740
------------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Liabilities:
     Investments, net                                                                                (117,613)              (48,363)
     Deferred acquisition costs and value of insurance in force                                      (363,670)             (303,652)
     Other                                                                                             (1,051)               (1,075)
------------------------------------------------------------------------------------------------------------------------------------
         Total                                                                                       (482,334)             (353,090)
------------------------------------------------------------------------------------------------------------------------------------
Net Deferred Tax Liability                                                                          $(224,821)            $(199,350)
------------------------------------------------------------------------------------------------------------------------------------


     TIC and its subsidiaries, including the Company, file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement. TLAC had a $9.1 million recoverable from TIC at December 31, 2003 and a $53.6 million payable to TIC at December 31, 2002 pursuant to the Agreement.

     At December 31, 2003 and 2002, the Company had no ordinary or capital loss carryforwards.

     The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

7.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net income (loss) was $37.3 million, $(133.9) million and $(73.4) million for the years ended December 31, 2003, 2002 and 2001, respectively. Statutory capital and surplus was $494 million and $397 million at December 31, 2003 and 2002, respectively.

     Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE JANUARY 1, 2001, subject to any deviations prescribed or

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     permitted by its domicilary insurance commissioner (see Permitted Statutory Accounting Practices in Note 1). The impact of this change on statutory capital and surplus was not significant.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. In accordance with Connecticut statutes, after reducing the Company's unassigned funds (surplus) by 25% of the change in net unrealized capital gains, the Company may not pay dividends during 2004 without prior approval of the State of Connecticut Insurance Department.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:



                                                                                    NET                                 ACCUMULATED
                                                                                 UNREALIZED        DERIVATIVE         OTHER CHANGES
                                                                                GAIN/LOSS ON      INSTRUMENTS &      IN EQUITY FROM
                                                                                 INVESTMENT          HEDGING               NONOWNER
($ IN THOUSANDS)                                                                 SECURITIES         ACTIVITIES              SOURCES
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 2001                                                          $  13,622            $    --            $  13,622
Cumulative effect of change in accounting for derivative
    instruments and hedging activities, net of tax of $33                                --                 62                   62
Unrealized gains on investment securities,
    net of tax of $10,673                                                            19,821                 --               19,821
Less: Reclassification adjustment for gains
    included in net income, net of tax of $(11,170)                                 (20,745)                --              (20,745)
Add: Derivative instrument hedging activity gains, net of
    tax of $1,789                                                                        --              3,324                3,324
------------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                                          (924)             3,386                2,462
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2001                                                           12,698              3,386               16,084
Unrealized gains on investment securities, net of tax of $35,352                     65,653                 --               65,653
Add:  Reclassification adjustment for losses included in net
    income, net of tax of $4,360                                                      8,097                 --                8,097
Add:  Derivative instrument hedging activity gains, net of
    tax of $2,750                                                                        --              5,107                5,107
------------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                                        73,750              5,107               78,857
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2002                                                           86,448              8,493               94,941
Unrealized gains on investment securities,
    net of tax of $60,482                                                           112,322                 --              112,322
Add:  Reclassification adjustment for losses included in net
    income,  net of tax of $4,669                                                     8,671                 --                8,671
Less:  Derivative instrument hedging activity loss, net of
    tax benefits of $(845)                                                               --             (1,568)              (1,568)
------------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                                                       120,993             (1,568)             119,425
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                                                        $ 207,441            $ 6,925            $ 214,366
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


8.   BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT BENEFITS

     The Company participates in a qualified, noncontributory defined benefit pension plan, a non-qualified pension plan and other postretirement benefits to retired employees through plans sponsored by Citigroup. The Company's share of net expense for these plans was not significant for 2003, 2002 and 2001.

     401(k) SAVINGS PLAN

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. See Note 11. The Company's expenses in connection with the 401(k) savings plan were not significant in 2003, 2002 and 2001.

9.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL
     INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

     Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

     Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2003 the Company held collateral under these contracts amounting to approximately $69.7million.

     The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2003 and 2002:

                                             Year Ended          Year Ended
($ IN THOUSANDS)                         December 31, 2003    December 31, 2002
--------------------------------------------------------------------------------
Hedge ineffectiveness recognized
   related to fair value hedges                $(3,309)            $(5,215)
Hedge ineffectiveness recognized
   related to cash flow hedges                    (296)              1,141
Net gain or loss from economic
   hedges in earnings                            8,076             (13,597)

     During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. There was no such gain in 2003.

     Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2003 is not significant.

     The Company had interest rate and equity options with fair values of $115.1 million and $161.7 million, at December 31, 2003 and 2002, respectively. Included in these amounts were $3.5 million and $4.8 million with affiliates, respectively.

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The notional values of loan commitments at December 31, 2003 and 2002 were $6.2 million and $23.9 million respectively. The notional values of unfunded commitments were $31.0 million and $35.5 million at December 31, 2003 and 2002, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

     At December 31, 2003, investments in fixed maturities had a carrying value and a fair value of $5.4 billion compared with a carrying value and a fair value of $4.5 billion at December 31, 2002. See Notes 1 and 2.

     At December 31, 2003, mortgage loans had a carrying value of $135.4 million and a fair value of $147.6 million and at December 31, 2002 had a carrying value of $134.1 million and a fair value of $148.0 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of short-term securities were $195.3 million and $475.4 million in 2003 and 2002, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $26.8 million and $27.4 million in 2003 and 2002, respectively, which also approximated their fair values.

     The carrying values of $260.6 million and $151.5 million of financial instruments classified as other assets approximated their fair values at December 31, 2003 and 2002, respectively. The carrying values of $439.2 million and $319.8 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2003 and 2002, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     At December 31, 2003, contractholder funds with defined maturities had a carrying value of $2.8 billion and a fair value of $3.0 billion, compared with a carrying value of $2.7 billion and a fair value of $2.9 billion at December 31, 2002. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $677.7 million and a fair value of $527.3 million at December 31, 2003, compared with a carrying value of $605 million and a fair value of $416.2 million at December 31, 2002. These contracts generally are valued at surrender value.

10.  COMMITMENTS AND CONTINGENCIES

     LITIGATION

     In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's results of operations, financial condition or liquidity.

11.  RELATED PARTY TRANSACTIONS

     TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, Citigroup and certain of its subsidiaries provide investment management and accounting services, data processing services, benefit management and administration, property management and investment technology services to the Company as of December 31, 2003 and 2002. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC, a former affiliate. Charges for these services are shared by the Company and TIC on cost allocation methods, based generally on estimated usage by department and were insignificant for the Company in 2003, 2002 and 2001.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2003 and 2002, the pool totaled approximately $3.8 billion and $4.2 billion, respectively. The Company's share of the pool amounted to $124.6 million and $356.0 million at December 31, 2003 and 2002, respectively, and is included in short-term securities in the balance sheet.

     At December 31, 2003 and 2002, the Company had investments in Tribeca Citigroup Investments Ltd., an affiliate of the Company, in the amounts of $25.5 million and $26.7 million, respectively. Income of $6.6 million, $1.9 million and $4.5 million was earned on these investments in 2003, 2002 and 2001, respectively. The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $11.8 million and $24.1 million at December 31, 2003 and 2002, respectively. Income earned on these investments in 2003 was insignificant and was $19.8 million and $8.5 million in 2002 and 2001, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

     At December 31, 2003 and 2002 the Company had outstanding loaned securities to its affiliate Smith Barney (SB), a division of Citigroup Global Markets Inc., in the amount of $7.1 million and $10.2 million, respectively.

     The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2003 and 2002.

     The Company's Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company distributes fixed and variable annuity products through SB. Premiums and deposits related to these products were $.7 billion, $.8 billion and $1.2 billion in 2003, 2002 and 2001, respectively. The Company also markets term and universal life products through SB. Premiums related to such products were $87.5 million, $87.2 million and $74.5 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to SB were $56.7 million, $57.5 million and $68.1 million in 2003, 2002 and 2001, respectively.

     The Company also distributes deferred annuity products through its affiliates Primerica Financial Services (PFS), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries, CitiStreet) and Citibank, N.A. (Citibank). Deposits received from PFS were $628 million, $662 million and $738 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to PFS were $52.4 million, $47.1 million and $51.6 million in 2003, 2002 and 2001, respectively.

     Deposits from Citibank and CitiStreet were $162 million and $82 million respectively, for 2003, $117 million and $184 million, respectively, for 2002, and $166 million and $136 million, respectively, for 2001. Commissions and fees paid to Citibank and CitiStreet were $12.4 million and $2.3 million, respectively, in 2003, $7.2 million and $2.6 million, respectively, in 2002 and $9.8 million and $2.9 million, respectively, in 2001.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2003, 2002 and 2001.

     Prior to the IPO of TPC, most leasing functions for TIC and its subsidiaries, including the Company, were handled by its property-casualty insurance affiliates. Rent expense related to these leases was shared by the companies on a cost allocation method based generally on estimated usage by department. In 2002, TIC sold its home office buildings in Hartford, Connecticut and now leases space from a third party. The Company's rent expense was insignificant in 2003, 2002 and 2001.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


12.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING
     ACTIVITIES

     The following table reconciles net income to net cash used in operating activities:


------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                                     2003                2002                2001
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                        $ 119,460           $ 103,370           $ 115,160
     Adjustments to reconcile net income to cash used in operating activities:
         Realized (gains) losses                                                      7,202              30,584             (26,144)
         Deferred federal income taxes                                              (38,835)             86,797              80,096
         Amortization of deferred policy acquisition costs                          136,310              66,972              89,475
         Additions to deferred policy acquisition costs                            (351,310)           (316,721)           (324,277)
         Investment income accrued                                                  (36,834)            (35,133)            (39,875)
         Insurance reserves                                                         (16,138)             (9,000)            (14,382)
         Other                                                                      (44,755)             72,190              11,398
------------------------------------------------------------------------------------------------------------------------------------
         Net cash used in operations                                              $(224,900)          $    (941)          $(108,549)
------------------------------------------------------------------------------------------------------------------------------------


                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of February 26, 2004, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2003 and 2002, and the related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003, which are included in the Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its methods of accounting for goodwill and intangible assets in 2002 and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2003
                                ($ IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT SHOWN IN
TYPE OF INVESTMENT                                                                     COST              VALUE     BALANCE SHEET (1)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
         authorities                                                                $  624,596         $  637,700         $  637,700
         States, municipalities and political subdivisions                              52,867             59,018             59,018
         Foreign governments                                                            57,656             60,959             60,959
         Public utilities                                                              346,616            377,238            377,238
         Convertible bonds and bonds with warrants attached                             20,734             24,014             24,014
         All other corporate bonds                                                   3,927,226          4,192,150          4,192,150
------------------------------------------------------------------------------------------------------------------------------------
              Total Bonds                                                            5,029,695          5,351,079          5,351,079

     Redeemable Preferred Stocks                                                         4,083              6,146              6,146
------------------------------------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                                                      5,033,778          5,357,225          5,357,225
------------------------------------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Industrial, miscellaneous and all other                                         1,645              1,739              1,739
------------------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks                                                        1,645              1,739              1,739

     Non-Redeemable Preferred Stocks                                                     6,608              6,568              6,568
------------------------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                                         8,253              8,307              8,307
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans                                                                         135,347                               135,347
Policy Loans (4)                                                                        26,827                                26,827
Short-Term Securities                                                                  195,279                               195,279
Other Investments (2) (3)                                                              289,599                               287,168
------------------------------------------------------------------------------------------------------------------------------------
         Total Investments                                                          $5,689,083                            $6,010,153
====================================================================================================================================


(1) Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2) Excludes cost and carrying value of investments in related parties of $75,313 and $76,349, respectively.

(3) Includes derivatives marked to market and recorded at fair value in the balance sheet.

(4)  Included in other invested assets on balance sheet.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                    2001-2003
                                    ---------
                                ($ IN THOUSANDS)



------------------------------------------------------------------------------------------------------------------------------------

                             FUTURE POLICY                                     BENEFITS,       AMORTIZATION OF
                             BENEFITS, LOSSES,                 NET             CLAIMS, LOSSES  DEFERRED POLICY  OTHER
          DEFERRED POLICY    CLAIMS AND LOSS    PREMIUM        INVESTMENT      AND SETTLEMENT  ACQUISITION      OPERATING   PREMIUMS
         ACQUISITION COSTS   EXPENSES (1)       REVENUE        INCOME          EXPENSES (2)    COSTS            EXPENSES    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
2003        $1,279,118        $5,609,517        $40,866        $356,463        $306,681        $136,310         $49,288     $40,866

2002        $1,064,118        $5,031,775        $42,893        $311,946        $275,123        $ 66,972         $32,352     $42,893

2001        $  814,369        $3,665,426        $39,222        $251,054        $214,722        $ 89,475         $23,404     $39,222


(1)  Includes contractholder funds.

(2)  Includes interest credited on contractholder funds.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                                   SCHEDULE IV
                                   REINSURANCE
                                ($ IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERCENTAGE
                                                                        CEDED TO        ASSUMED FROM                    OF AMOUNT
                                                    GROSS                 OTHER             OTHER                       ASSUMED TO
                                                    AMOUNT              COMPANIES         COMPANIES       NET AMOUNT       NET
------------------------------------------------------------------------------------------------------------------------------------
2003
----

Life Insurance In Force                            $43,671,192          $34,973,161          $--          $8,698,031        --%
Premiums:
     Annuity                                       $     3,696          $        --          $--          $    3,696
     Individual life                                    62,034               24,864           --              37,170
                                                   -----------          -----------          ---          ----------
         Total Premiums                            $    65,730          $    24,864          $--          $   40,866        --%
                                                   ===========          ===========          ===          ==========

2002
----

Life Insurance In Force                            $35,807,212          $29,261,075          $--          $6,546,137        --%
Premiums:
     Annuity                                       $     4,515          $        --          $--          $    4,515
     Individual Life                                    53,310               14,932           --              38,378
                                                   -----------          -----------          ---          ----------
         Total Premiums                            $    57,825          $    14,932          $--          $   42,893        --%
                                                   ===========          ===========          ===          ==========

2001
----

Life Insurance In Force                            $28,793,622          $23,818,768          $--          $4,974,854        --%
Premiums:
     Annuity                                       $     3,319          $        --          $--          $    3,319
     Individual life                                    47,826               11,923           --              35,903
                                                   -----------          -----------          ---          ----------
         Total Premiums                            $    51,145          $    11,923          $--          $   39,222        --%
                                                   ===========          ===========          ===          ==========


                       STATEMENT OF ADDITIONAL INFORMATION


              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES



                          PIONEER ANNUISTAR(SM) ANNUITY
                             PORTFOLIO ARCHITECT II
                           PIONEER ANNUISTAR(SM) VALUE














                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY







                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415












L-23048S-TLAC                                                        May 3, 2004

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

      Statement of Assets and Liabilities as of December 31, 2003
      Statement of Operations for the year ended December 31, 2003
      Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002
      Statement of Investments as of December 31, 2003
      Notes to Financial Statements

      The financial statements and schedules of The Travelers Life and Annuity Company and the report of Independent Auditors, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:

      Statements of Income for the years ended December 31, 2003, 2002 and 2001 Balance Sheets as of December 31, 2003 and 2002
      Statements of Changes in Retained Earnings and Accumulated Other Changes
        in Equity from Non-Owner Sources for the years ended December 31, 2003, 2002 and 2001
      Statements of Cash Flows for the years ended December 31, 2003, 2002 and
        2001
      Notes to Financial Statements

(b)   EXHIBITS

    EXHIBIT
     NUMBER       DESCRIPTION
     ------       -----------

       1. Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed May 23, 1997.)

       2.         Not Applicable.

       3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distributions LLC (Incorporated herein by reference to Exhibit 3(a) to Post-Effective AmendmentNo. 4 to the Registration Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

       3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65946 filed April 15, 2003.)

       4. Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101815 filed April 17, 2003.)

       5. Form of Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101777 filed April 17, 2003.)

       6.(a) Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1998.)

       6.(b) By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incoporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

       7. Form of Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

       8. Form of Participation Agreement. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-69773, filed February 19, 2003.)

       9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, filed December 12, 2002.)

       10.        Consent of KPMG, LLP, Independent Auditors. Filed herewith.

       11.        N/A

       12.        N/A

       14.        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, filed December 12, 2002.)

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL                POSITIONS AND OFFICES
BUSINESS ADDRESS                  WITH INSURANCE COMPANY
----------------                  ----------------------

George C. Kokulis*                Director, Chairman, President and Chief
                                  Executive Officer

Glenn D. Lammey*                  Director, Senior Executive Vice President,
                                  Chief Financial Officer, Chief Accounting
                                  Officer

Kathleen L. Preston*              Director and Executive Vice President

Edward W. Cassidy*                Senior Vice President

Winifred Grimaldi*                Senior Vice President

Marla Berman Lewitus*             Director, Senior Vice President and General
                                  Counsel

Brendan Lynch*                    Senior Vice President

David A. Tyson*                   Senior Vice President

David A. Golino*                  Vice President and Controller

Donald R. Munson, Jr.*            Vice President

Mark Remington*                   Vice President

Tim W. Still*                     Vice President

Bennett Kleinberg*                Vice President

Dawn Fredette*                    Vice President

George E. Eknaian*                Vice President and Chief Actuary

Linn K. Richardson*               Second Vice President and Actuary

Paul Weissman*                    Second Vice President and Actuary

Ernest J.Wright*                  Vice President and Secretary

Kathleen A. McGah*                Assistant Secretary and Deputy General Counsel

Principal Business Address:

*     The Travelers Insurance Company
      One Cityplace
      Hartford, CT  06103-3415

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2004, 768 Contract Owners held qualified and non-qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a)   Travelers Distribution LLC
      One Cityplace
      Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)   NAME AND PRINCIPAL            POSITIONS AND OFFICES
      BUSINESS ADDRESS              WITH UNDERWRITER
      ----------------              ----------------

      Kathleen L. Preston           Board of Manager

      Glenn D. Lammey               Board of Manager

      William F. Scully III         Board of Manager

      Donald R. Munson, Jr.         Board of Manager, President, Chief Executive
                                    Officer and Chief Operating Officer

      Tim W. Still                  Vice President

      Anthony Cocolla               Vice President

      John M. Laverty               Treasurer and Chief Financial Officer

      Stephen E. Abbey              Chief Compliance Officer

      Alison K. George              Director and Chief Advertising Compliance
                                    Officer

      Stephen T. Mullin             Chief Compliance Officer

      Ernest J. Wright              Secretary

      Kathleen A. McGah             Assistant Secretary

      William D. Wilcox             Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

(1)   The Travelers Life and Annuity Company
      One Cityplace
      Hartford, Connecticut  06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a). That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 23rd day of April 2004.

              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)


                                   By: *GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 23rd day of April 2004.


*GEORGE C. KOKULIS                      Director, President and Chief Executive
----------------------------------      Officer (Principal Executive Officer)
(George C. Kokulis)


*GLENN D. LAMMEY                        Director, Chief Financial Officer, Chief
----------------------------------      Accounting Officer (Principal Financial
(Glenn D. Lammey)                       Officer)


*MARLA BERMAN LEWITUS                   Director
----------------------------------
(Marla Berman Lewitus)


*KATHLEEN L. PRESTON                    Director
----------------------------------
(Kathleen L. Preston)


*By: /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION                                      METHOD OF FILING
-----------    -----------                                      ----------------
    10.        Consent of KPMG LLP, Independent Auditors.       Electronically